As filed with the Securities and Exchange Commission on April 24, 2020
Registration No. 333-71074
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 37
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 333

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Copy to:
38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)
Title of Securities Being Registered: Variable Annuity Insurance Contracts
It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On

  pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Venture Vision® Variable Annuity Prospectus
Previously Issued Contracts

April 27, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture Vision® Variable Annuity Prospectus
Previously Issued Contracts

April 27, 2020
This Prospectus describes interests in VENTURE VISION® deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vision® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.
JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust
Active Bond Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Bond Trust
Disciplined Value International Trust1
Emerging Markets Value Trust
Equity Income Trust2
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Trust
Health Sciences Trust
High Yield Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
International Equity Index
International Growth Stock Trust
International Small Company Trust
Investment Quality Bond Trust
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Managed Volatility Aggressive Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio
Managed Volatility Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust3
Opportunistic Fixed Income Trust4
Real Estate Securities Trust
Science & Technology Trust
Select Bond Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
Short Term Government Income Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust
Total Bond Market Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust
Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage U.S. Total Market V.I. Fund3,5
BlackRock Basic Value V.I. Fund3,5
BlackRock Global Allocation V.I. Fund3,5
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio3
[1]	Formerly International Value Trust.
[2]	Successor to Utilities Trust.
[3]	Subject to restrictions (see “V. Description of the Contract – Accumulation Provisions – Purchase Payments”).
[4]	Formerly Global Bond Trust.
[5]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and
0420:60342	Venture Vision®

Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	P.O. Box 55445 Boston, MA 02205-5445 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029

Page No.
Appendix A: Examples of Calculation of Withdrawal Charge	A-1
Appendix B: Optional Enhanced Death Benefits	B-1
Page No.
Appendix C: Optional Guaranteed Minimum Withdrawal Benefits	C-1
Appendix U: Tables of Accumulation Unit Values	U-1

I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
1940 Act: The Investment Company Act of 1940, as amended.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.
Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.
Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.
Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.
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Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contracts.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously
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determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
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II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
This Prospectus describes features of:
•	Contracts that were purchased on or after February 12, 2007 and issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in jurisdictions outside New York, or issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.
•	Contracts that were purchased before August, 2004 and issued by John Hancock USA in jurisdictions outside New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.
•	Contracts that were purchased before March, 2003 and issued by John Hancock New York in New York. You may not make Additional Purchase Payments under these Contracts.
•	Contracts that were issued by John Hancock USA in jurisdictions outside New York from April 1993 to March 1998, and later in the state of Washington. You may make Additional Purchase Payments under these Contracts, up to permitted limits. The principal difference between the current version of the Contract and the older version, which we may refer to as “VV Contracts,” relates to the death benefit provisions.
Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.
Effective April 4, 2009, Venture Vision® Contracts are no longer available for sale.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”
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In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.
The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
How does the Contract work?
Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. This is no longer the law for IRAs. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.
If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
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Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.
How can I change my investment choices?
Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –
Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and
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deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short- term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996 and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders may have been available to me under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Optional Enhanced Death Benefits
•	Annual Step-Up Death Benefit.
•	Triple Protection Death Benefit; and
Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus;
•	Principal Plus for Life;
•	Principal Plus for Life Plus Automatic Annual Step-Up;
•	Principal Plus for Life Plus Spousal Protection; and
•	Principal Returns.
We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.
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If you elected to purchase any of these guaranteed minimum withdrawal benefit (“GMWB”) Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax- deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.
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III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vision® Contract. The tables also describe the fees and expenses for older versions of the Contract, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
John Hancock New York
All Contract issue dates
Withdrawal Charge (as percentage of Purchase Payments)[2]	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$ 0
John Hancock USA
Withdrawal Charge (as percentage of Purchase Payments)[2]	Contracts Issued on and after November 1, 1996	Contracts Issued prior to November 1, 1996
First Year	0%	3%
Second Year	0%	3%
Third Year	0%	3%
Thereafter	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25
Current Fee	$0	$0
[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.
Periodic Fees and Expenses Other than Portfolio Expenses
John Hancock USA
	Contracts Issued on and after February 12, 2007	Contracts issued before February 12, 2007
Annual Contract Fee	None	None
Annual Separate Account Expenses[1]
Administration Fee	0.15%	0.15%
Distribution Fee	0.25%	0.25%
Mortality and Expense Risks Fee - asset based[2]	1.30%	1.25%
Total Annual Separate Account Expenses (With No Optional Benefit Riders Reflected)	1.70%	1.65%
Optional Benefit Rider Fees Deducted from Separate Account:
Annual Step-Up Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses3	1.90%	1.65%
John Hancock New York
	Contracts Issued on and after February 12, 2007	Contracts issued before February 12, 2007
Annual Contract Fee	None	None
Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)
Administration Fee	0.15%	0.15%
Distribution Fee	0.25%	0.25%
Mortality and Expense Risks Fee - asset based[2]	1.30%	1.25%
Total Annual Separate Account Expenses (With No Optional Benefit Riders Reflected)	1.70%	1.65%
Optional Benefit Rider Fees Deducted from Separate Account:
Annual Step-Up Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses[3]	1.90%	1.65%
[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[3]	Amount shown includes the administration fee, distribution fee and mortality and expense risks fee, as well as the optional Annual Step-Up Death Benefit fee.
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Optional Benefit Rider Fees Deducted from Contract Value
Triple Protection Death Benefit[1] (as a percentage of Triple Protection Death Benefit)	0.50%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review)[2]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[2]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[2]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[2]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[2]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[2]	Income Plus For Life® 12.08 (issued outside New York)[2]	Income Plus For Life® 12.08 (issued in NewYork)[2]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%
	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[2]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[2]	Principal Plus for Life Plus Automatic Annual Step-Up3	Principal Plus for Life Plus Spousal Protection[4]	Principal Plus for Life[5]	Principal Plus[6]	Principal Returns[7]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.65%	0.40%	0.30%	0.50%
[1]	This optional benefit was not available for Contracts issued prior to December 8, 2003 and could not be purchased if you elected to purchase Principal Plus.
[2]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[3]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[4]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	The current charge is .30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
[7]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.
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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2019)	Minimum [1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.865%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.865%
[1]	For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.
Examples
We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.
The examples assume that you invest $10,000 in a Contract issued during the period shown. The first two examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios and the maximum fee for any optional Rider available at the time of issue. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1. Maximum Portfolio operating expenses:
John Hancock USA Contract issued on or after January 17, 2008 with Annual Step-Up Death Benefit and Income Plus For Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$458	$1,402	$2,383	$4,977
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$458	$1,402	$2,383	$4,977

John Hancock New York Contract issued on or after January 17, 2008 with Annual Step-Up Death Benefit and Income Plus For Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$458	$1,402	$2,383	$4,977
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$458	$1,402	$2,383	$4,977
Example 2. Maximum Portfolio operating expenses:
John Hancock USA Contract issued on or after February 12, 2007 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$456	$1,388	$2,348	$4,858
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$456	$1,388	$2,348	$4,858
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John Hancock New York Contract issued on or after March 5, 2007 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$456	$1,388	$2,348	$4,858
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$456	$1,388	$2,348	$4,858
Example 3. Maximum Portfolio operating expenses:
John Hancock USA Contract issued between January 2002 and February 11, 2007 with Principal Plus Rider
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$384	$1,172	$1,988	$4,147
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$384	$1,172	$1,988	$4,147

John Hancock New York Contract issued between January 2002 and March 4, 2007 with Principal Plus Rider
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$384	$1,172	$1,988	$4,147
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$384	$1,172	$1,988	$4,147
The next example assumes that you invest $10,000 in a Contract issued during the period shown. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts, the minimum fees and expenses of any of the Portfolios, and if you selected no optional Riders that may have been available. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 4. Minimum Portfolio operating expenses – Contract with no optional Riders:
John Hancock USA Contract issued on or after February 12, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523

John Hancock USA Contract issued between January 2002 and February 11, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

John Hancock New York Contract issued on or after March 5, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523

John Hancock New York Contract issued between January 2002 and March 4, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.
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IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.
For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising
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under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
•	the John Hancock Variable Insurance Trust; or
•	(for certain John Hancock USA Contracts issued before February 12, 2007) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
•	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Value Opportunities V.I. Fund,” the “BlackRock Basic Value V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
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The five Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Aggressive Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock
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Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
The BlackRock Advantage U.S. Total Market V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Advantage U.S. Total Market V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio, and the PIMCO VIT All Asset Portfolio, is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1
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shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series I, II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Disciplined Value International Trust (formerly International Value Trust) Series I, II	Boston Partners Global Investors, Inc.	Seeks long-term growth of capital.
Emerging Markets Value Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust (successor to Utilities Trust) Series I, II	T. Rowe Price Associates, Inc.	Seeks substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	Manulife Investment Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series I, II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Global Trust Series I, II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust (successor to International Growth Stock Trust) Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital.
Lifestyle Balanced Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Managed Volatility Aggressive Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Balanced Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Opportunistic Fixed Income Trust (formerly Global Bond Trust) Series I, II	Wellington Management Company LLP	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Real Estate Securities Trust[3] Series I, II	DWS Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[4]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[5]	Seeks long-term capital appreciation.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Small Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage U.S. Total Market V. I. Fund[6] Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
BlackRock Basic Value V. I. Fund[6] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[7] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.
[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and Manulife Investment Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[3]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[4]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[5]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[6]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[7]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.
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Voting Interest
We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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V.  Description of the Contract
Eligible Plans
Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Eligibility Restrictions - Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.
Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” and Appendix C: “Guaranteed Minimum Withdrawal Benefits” to determine what optional benefit Riders, if any, were available).
We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.
We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
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•	the Contract Value at the end of such two year period is less than $2,000.
In addition, if our account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, any Rider fee and any Unpaid Loan. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services − Asset Rebalancing Program” in this section, below).
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
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We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
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Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short- term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.
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Telephone and Electronic Transactions
We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging Program
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation
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units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services − Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.
For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge for John Hancock USA Contracts issued prior to November 1, 1996. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”
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We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)*
We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
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Special Withdrawal Services – The Income Plan
We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.
Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. Under most Contracts, we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these Contracts, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:
•	You, the Owner, are the Annuitant; or
•	We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.
We use the term Owner-driven when we describe death benefits under these versions of the Contracts.
Under an older version of the Contracts (VV Contracts), however, we determine a death benefit on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner during the Accumulation Period. We use the term Annuitant-driven when we describe death benefits under this version of the Contracts. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). Under such an Annuitant-driven Contract, we treat a change in the Annuitant or any co-Annuitant as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified
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Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.
The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. Please read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.
Amount of Death Benefit. The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:
•	the Contract Value; or
•	the respective minimum death benefit described in the following “Tables of Minimum Death Benefits.”
We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).
Table of Minimum Death Benefits for Previously Issued Owner – Driven Contracts
Previously Issued Venture Vision® Contract	Principal Features
Venture Vision® Contracts issued after February 12, 2007 by John Hancock USA or by John Hancock New York	The minimum death benefit equals the sum of all Purchase Payments made less any amounts deducted in connection with withdrawals.[1]
Venture Vision® Contracts issued by John Hancock USA after June 2, 2003 until February 11, 2007 (benefits subject to state availability)[2]	Oldest Owner less than age 81 at issue	We limit the minimum death benefit to $10 million.If any Owner dies on or prior to their 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:
(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract; and
(ii) equals the sum of any amounts deducted in connection with withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs.

The minimum death benefit is subject to a maximum of two times the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
	Oldest Owner age 81 or more at issue	We limit the minimum death benefit to $10 million. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
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Table of Minimum Death Benefits for Previously Issued Owner – Driven Contracts
Previously Issued Venture Vision® Contract	Principal Features
Venture Vision® Contracts issued by John Hancock USA in HI, MA, MN, VT, and WA, and in other states before June 2, 2003 (benefits vary by state)[3]	Oldest Owner less than age 81 at issue Oldest Owner age 81 or more at issue	If any Owner dies on or prior to their 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:
(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment; and
(ii) equals the sum of any amounts deducted in connection with withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs, up to a maximum deduction for each withdrawal of two times the amount of that withdrawal.

If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

The minimum death benefit equals the Contract Value less any applicable withdrawal charges at the time of payment of death benefits.
Venture Vision® Contracts Issued by John Hancock New York before February 12, 2007	Oldest Owner less than age 81 at issue	During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year ending just prior to the Owner’s, plus any Purchase Payments made and less any amounts deducted in connection with withdrawals since then. If any Owner dies after his or her 81st birthday, however, the minimum death benefit equals the death benefit on the last day of the Contract Year ending just prior to the Owner’s 81st birthday, less any amounts deducted in connection with withdrawals.
	Oldest Owner age 81 or more at issue	The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
Notes to Table of Minimum Death Benefits for Previously Issued Owner-driven Contracts.
[1]	We reduce the minimum death benefit proportionally in connection with withdrawals.
[2]	The benefits described do not apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the withdrawal.
[3]	The benefits described apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the withdrawal.

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Table of Minimum Death Benefits for Previously Issued Annuitant – Driven Contracts
Previously Issued Venture Vision® Contract	Principal Features
VV Contracts (issued in WA and issued elsewhere between April 1993 and March 1998, subject to state availability)	Last surviving Annuitant less than age 81 at issue	If the last surviving Annuitant dies on or before the month following his or her 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:
(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and
(ii) equals the sum of each withdrawal or annuitized amount, including withdrawal charges, accumulated daily at the equivalent of 5% per year, starting on the date of each withdrawal or annuitization, up to a maximum of two times each such withdrawal or annuitized amount.

If the last surviving Annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.
	Last surviving Annuitant age 81 or greater at issue	The minimum death benefit equals the total amount payable upon total withdrawal.
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Table of Minimum Death Benefits for Previously Issued Annuitant – Driven Contracts
Previously Issued Venture Vision® Contract	Principal Features
All Annuitant-driven Contracts	Death of Annuitant who is not the Owner	We will pay the death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum in accordance with our current administrative procedures or in accordance with any of the distribution options available under the Contract. An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable.
	Death of Annuitant who is the Owner	We will pay the death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. We will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary, if the deceased Owner is survived by a co-Annuitant.
	Death of Owner who is not the Annuitant	If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the last surviving Annuitant, we will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary.
	“Interest in the Contract”	The amount of the “interest in the Contract” that we transfer to a surviving or successor Owner will depend on the age of the Owner when we issue a Contract. If the deceased Owner had not turned age 81 on the Contract’s issue date, the “interest in the Contract” equals the Contract Value. If the deceased Owner was age 81 or older on the Contract’s issue date, the “interest in the Contract” also equals the Contract Value, but the interest may be subject to applicable withdrawal charges when any amounts are actually paid.
Payment of Death Benefit. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., “Nonqualified Contracts.” Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such
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plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:
•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
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•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.
Optional Enhanced Death Benefits
Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased. For Contracts issued in connection with a Qualified Plan, including an IRA, the Internal Revenue Code may now limit the availability of certain “Optional Enhanced Death Benefits” for certain classes of Beneficiaries.
(Not offered prior to February 2007 for Venture Vision® Contracts.)
Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.
Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
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Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.
When John Hancock USA issued a Contract outside New York:
•	the Maturity Date for Contracts issued prior to February 12, 2007 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and
•	the Maturity Date for Contracts issued on and after February 12, 2007 is the first day of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.
You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. The Internal Revenue Code or the
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United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
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•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.
GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non- Refund Life Annuity.
GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.
GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:
•	you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.
This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)
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We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
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Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate (4% for VV Contracts) into the annuity tables in a Contract used to determine the first Variable Annuity payment.
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, please consider the following:
•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
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•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.
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Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
Fixed Investment Options
Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor in a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.
Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.
A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option. A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003. Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.
Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.
You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.
Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.
Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.
Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.
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We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).
If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.
Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”
Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.
Charges. No asset based charges are deducted from Fixed Investment Options.
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VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits” and/or Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Withdrawal Charges
(Applicable only to John Hancock USA Contracts issued prior to November 1996)
If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. No withdrawal charge will be imposed on withdrawals from Contracts issued on or after November 1, 1996. Withdrawals from the Fixed Investment Option may be subject to a market value charge.
Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).
We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:
•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).
Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).
Withdrawals allocated to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. The free Withdrawal Amount will be applied to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from the one-year Fixed Investment Option.
If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.
How We Determine the Withdrawal Charge. Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request that has been in the Contract for less than three years is subject to a withdrawal charge of 3% as shown below.
Withdrawal Charge for John Hancock USA Contracts issued prior to November, 1996
(from date of payment, as a percentage of Purchase Payment)
First Year	3%
Second Year	3%
Third Year	3%
Thereafter	0%
The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.
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There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”
Withdrawals from the Fixed Investment Option may be subject to a market value charge in addition to the withdrawal charge.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.
Distribution Fee
A daily charge at an annual effective rate of 0.25% of the value of each corresponding Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% (1.30% for Contracts issued after February 12, 2007) of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risk charge is not assessed against the Fixed Investment Option.
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Reduction or Elimination of Charges and Deductions
(Not available in New York)
We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
•	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;
•	There may have been other circumstances that resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.
In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.
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Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”
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VII.  VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
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•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
You should consult with your own qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult with your own qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either
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contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be
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reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
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•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be
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defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult your own qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional
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Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
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Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 is waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
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Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 is waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
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Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
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Other Qualified Plan Type
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
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We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*	Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution is waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
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For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
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We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s
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administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Loans under section 403(b) of the Code
You may be eligible for a loan of some or all of your Contract Value if:
•	We issued your Contract prior to November 12, 2007;
•	Your Contract does not contain a GMWB Rider;
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
•	The retirement plan is not subject to Title 1 of ERISA; and
•	Your retirement plan permits you to request the loan.
Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.
Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.
Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.
We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.
If you have a loan outstanding under a Contract intended for use with a 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
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Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.
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VIII.  General Matters
Asset Allocation Services
We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 2.5% of Purchase Payments (3.00% for Contracts issued on and after February 12, 2007). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments (1.50% for Contracts issued on and after February 12, 2007). The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).
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Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2018, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Transaction Confirmations
We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.
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Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
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Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2019 and 2018, and its Separate Account financial statements for the year ended December 31, 2019 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2019, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix A: Examples of Calculation of Withdrawal Charge
(for John Hancock USA Contracts Issued prior to November 1, 1996)
Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from Contracts.
Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.
During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total Purchase Payments made under the Contract less any prior withdrawals in that Contract Year.
Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
1	$55,000	$ 5,000[1]	$50,000	3%	$1,500
2	$50,500	$ 5,000[2]	$45,500	3%	$1,365
3	$60,000	$10,000 [3]	$50,000	3%	$1,500
4	$70,000	$20,000 [4]	$50,000	0%	$ 0
[1]	In the first Contract Year the earnings under the Contract and 10% of Purchase Payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against such liquidated Purchase Payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the third Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the Purchase Payments liquidated (Contract Value less free withdrawal amount).
[4]	There is no withdrawal charge on any Purchase Payments liquidated that have been in the Contract for at least 3 years.
Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.
The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated Purchase Payments (accumulated earnings), or 10% of Purchase Payments less 100% of all prior withdrawals in that Contract Year.
Hypothetical Contract Value	Withdrawal Amount	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000 [1]	$ 0	8.00%	$ 0
$49,000	$5,000	$ 3,000[2]	$2,000	8.00%	$160
$52,000	$7,000	$ 4,000[3]	$3,000	8.00%	$240
$44,000	$8,000	$ 0[4]	$8,000	8.00%	$640
[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no Purchase Payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulated earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of Purchase Payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $48,000.
[3]	The Contract has increased in value to $52,000. The unliquidated Purchase Payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $45,000.
A-1

[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of Purchase Payments ($5,000) has already been utilized. The full amount of $8,000 will result in Purchase Payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of Purchase Payments would be available again for withdrawal requests during that year.
A-2

Appendix B: Optional Enhanced Death Benefits
This Appendix provides a general description of two optional enhanced death benefits:
•	Annual Step-Up Death Benefit – not offered for Contracts issued prior to February 12, 2007; and
•	Triple Protection Death Benefit - not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.
These Riders were not available at all times or in all jurisdictions. Where available, you could only elect the Rider at the time you purchased a Contract. If you purchased an optional benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any optional benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.
Annual Step-Up Death Benefit
If you elected the optional Annual Step-Up Death Benefit Rider, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. The Annual Step-Up Death Benefit Rider only is available for Contracts issued on or after February 12, 2007. If you elected the Annual Step-Up Death Benefit Rider, the oldest Owner of a Contract could not be age 80 or older on the effective date of the Rider. (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)
Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:
•	the death benefit described under “Death Benefit During Accumulation Period”; or
•	the Annual Step-Up Death Benefit.
The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with withdrawals since the last day of the Contract Year. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:
(a)  is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and
(b)  is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our age issue rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.
Termination of the Optional Annual Step-Up Death Benefit
The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the optional Annual Step-Up Death Benefit) as the new Owner.
Annual Step-Up Death Benefit Fee
A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.
Qualified Plans
If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
Triple Protection Death Benefit
(Not offered in New York or Washington)
If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.
Under this benefit, if the Owner dies before the Contract’s Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “’Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:
•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor*;
•	the Annual Step-Up Death Benefit Factor*; or
•	the Graded Death Benefit Factor*. *defined below
We deduct any Debt under your Contract from the amount described above.
Enhanced Earnings Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the ‘Enhanced Earnings Death Benefit’ Factor” is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.
Example. Assume a single Purchase Payment of $100,000 is made into the Contract, no Additional Purchase Payments are made and there are no withdrawals. Assume the Contract Value on the date the Triple Protection Death Benefit is determined is equal to $175,000:
•	Earnings Basis is equal to 150% of $100,000 or $150,000.
•	Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of Triple Protection Death Benefit, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).
The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000 or $12,500.
Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.
Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:
(1)  is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:
Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%
*	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.
(2)  is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.
The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.
The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.
Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.
The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.
Determination and Distribution of Triple Protection Death Benefit. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.
If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.
For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:
•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.
•	In determining the “Enhanced Earnings Death Benefit” Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor.
•	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.
Investment Options. At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.
We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Option will be allowed and no new Purchase Payments may be allocated to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.
Termination of the Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:
•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.
Determination of the Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:
Income Plus For Life® Series Riders:
•	Income Plus For Life® 12.08 Series:
•	Income Plus For Life® 12.08
•	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
•	Income Plus For Life® (Quarterly Step-Up Review)
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
•	Income Plus For Life® (Annual Step-Up Review)
•	Income Plus For Life – Joint Life® (Annual Step-Up Review)
* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”
Principal Plus for Life Series Riders
•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up
•	Principal Plus for Life Plus Spousal Protection
Principal Plus Rider
Principal Returns Rider
These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
General Information about Guaranteed Minimum Withdrawal Benefit Riders
This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.
Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:
Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.
Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.
Covered Person(s)
Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.
EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.
For Riders issued with Nonqualified Contracts:
•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.
For Riders issued with Qualified Contracts:
•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Guaranteed Minimum Withdrawal Benefit Riders
You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.
Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.
Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or
•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.
Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.
Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.
Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.
Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract

Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
•	Other limitations on Additional Purchase Payments may vary by state.
You should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.
Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a)  among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)  in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).
Subject to our restrictions on frequent trading:
•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.
You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio

•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.
Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):
•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Money Market Trust
If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.
If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.
None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced Portfolio Opportunistic Fixed Income Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Select Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Select Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Managed Volatility Balanced Portfolio Opportunistic Fixed Income Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	Disciplined Value International Trust Opportunistic Fixed Income Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.
Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.
Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.
Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.
We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.
Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.
Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.
Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.
If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.
Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.
Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre- authorize periodic withdrawals to receive amounts guaranteed under the Rider.
The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your

Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
•	Pre-59½ Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.
The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.
During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.
When you annuitize:
•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders
Features of Income Plus For Life® 12.08 Series Riders
Covered Person(s)
The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).
IPFL 12.08 Series Rider Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:
•	(for Income Plus For Life® 12.08) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59½. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® 12.08 – 5%
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59½. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit
Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:
•	Annual Credit Rate
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.
Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% ×$112,350).
Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)
If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target

Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.
At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.
“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.
We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.
We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.
Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current

Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58½, or 61 in New York, at time of purchase, the Lifetime Income

Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non- Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life –

Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders
Income Plus For Life® (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.
Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:
•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.
Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up

Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.
Form of Guaranteed Amounts
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).
IPFL (Quarterly Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review)); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in New

York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date; or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate –
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the: 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.
Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is the greater of:
•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
•	the highest Target Value.
In no event, however, will we set a Target Amount in excess of $5 million.
Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.
We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of

Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.
We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.
Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.
If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.
Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.
Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step- Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58½ at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Annual Step-Up Review) Series Riders
Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”
Form of Guaranteed Amounts
Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).
IPFL (Annual Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.
Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:
•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Annual Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step- Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase
Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate:
•	7% for Riders purchased on or after January 17, 2008 and outside of New York;
•	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If

you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).
We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.
After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59½, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
•	the Excess Withdrawal amount; divided by
•	the Contract Value before the withdrawal.
We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year,
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.
The settlement payment we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step- Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step- Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Termination of Rider
You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.
Features of Principal Plus and Principal Plus for Life Series Riders
Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.
In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits
Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
•	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
•	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”
The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.
Benefit Rate
The Benefit Rate is:
•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
•	Principal Plus for Life Plus Spousal Protection – 5.00%
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.
Increases in Guaranteed Amounts
Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.
We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.
Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.
In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.
We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:
•	Credit Rate – 5%.
•	initial Credit Period
•	(for Principal Plus) – the first 5 Contract Years.
•	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
Each time you qualify for a Credit, we increase the Benefit Base:
•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.
Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).
Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.
If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Up Dates. We schedule Step-Up Dates:
•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th,etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before May 1, 2007 and in a limited number of states thereafter) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.
Under Principal Plus for Life Plus Automatic Annual Step-Up, prior to May 1, 2007, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date. On and after May 1, 2007, we continue Step-Up’s until age 95.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%.
Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.
Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:
•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.
Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:
•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.
For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.
In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.
We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.
Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.
Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.
If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
•	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
•	based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.
If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.
Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or
•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Principal Returns Rider
Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).
In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.
The Rider does not provide a lifetime income guarantee.
Benefit Base
The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step- Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.
Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.
We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
•	8% of the Benefit Base immediately after the Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).
Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:
•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.
Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.
If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.
You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.
Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.
We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.
Withdrawals, Distributions and Settlements
Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.
If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.
Settlement Phase. The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.
Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life

Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)
Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life® Series, Income Plus For Life - Joint Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vision Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

 John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Vision Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.352	10.361	9.193
Value at End of Year	—	—	—	—	—	—	—	—	10.352	10.361
Vision No. of Units	—	—	—	—	—	—	—	—	91,653	116,217
NY Vision No. of Units	—	—	—	—	—	—	—	—	26,722	20,365
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.362	13.399	11.920
Value at End of Year	—	—	—	—	—	—	—	—	13.362	13.399
Vision No. of Units	—	—	—	—	—	—	—	—	22,909	37,085
NY Vision No. of Units	—	—	—	—	—	—	—	—	14,364	14,661
500 Index Trust (formerly 500 Index Trust B) - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	22.361	23.855	19.956	18.180	18.281	16.400	12.628	12.500	—	—
Value at End of Year	28.826	22.361	23.855	19.956	18.180	18.281	16.400	12.628	—	—
Vision No. of Units	272,761	332,273	370,891	402,394	149,840	145,106	96,337	98,754	—	—
NY Vision No. of Units	19,437	19,576	24,327	24,467	25,331	25,331	23,063	12,419	—	—
500 Index Trust (formerly 500 Index Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	22.087	23.609	19.789	18.063	18.207	16.358	12.628	12.500	—	—
Value at End of Year	28.423	22.087	23.609	19.789	18.063	18.207	16.358	12.628	—	—
Vision No. of Units	58,264	39,178	43,139	44,584	26,694	35,779	39,528	27,390	—	—
NY Vision No. of Units	43,223	16,111	16,111	16,236	16,106	48,128	16,606	16,898	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.945	19.378	18.790	18.308	18.581	17.685	17.936	16.622	15.970	14.261
Value at End of Year	20.359	18.945	19.378	18.790	18.308	18.581	17.685	17.936	16.622	15.970
Vision No. of Units	126,374	100,220	107,119	97,200	110,069	123,033	141,004	148,204	164,391	194,220
NY Vision No. of Units	2,285	2,378	9,737	11,124	23,656	25,029	30,798	29,657	28,706	27,697
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.442	18.902	18.366	17.913	18.236	17.393	17.674	16.414	15.787	14.115
Value at End of Year	19.778	18.442	18.902	18.366	17.913	18.236	17.393	17.674	16.414	15.787
Vision No. of Units	47,425	52,459	61,333	67,803	79,868	93,191	96,417	111,420	125,467	170,232
NY Vision No. of Units	—	—	—	—	—	—	1,800	1,800	1,800	1,800
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	30.275	27.839	27.586	25.579	19.359	16.885	17.095	15.375
Value at End of Year	—	—	—	30.275	27.839	27.586	25.579	19.359	16.885	17.095
Vision No. of Units	—	—	—	67,484	75,634	88,715	106,131	114,249	127,099	147,328
NY Vision No. of Units	—	—	—	4,647	7,366	7,920	8,908	9,707	9,778	15,796
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	24.431	22.502	22.349	20.757	15.743	13.754	13.962	12.582
Value at End of Year	—	—	—	24.431	22.502	22.349	20.757	15.743	13.754	13.962
Vision No. of Units	—	—	—	686	1,143	917	994	1,105	1,183	1,245
NY Vision No. of Units	—	—	—	59	97	153	193	227	227	227
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.788	16.300	17.298	14.858
Value at End of Year	—	—	—	—	—	—	—	17.788	16.300	17.298
Vision No. of Units	—	—	—	—	—	—	—	65,190	73,374	79,038
NY Vision No. of Units	—	—	—	—	—	—	—	2,235	2,235	2,235

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.469	16.055	17.074	14.693
Value at End of Year	—	—	—	—	—	—	—	17.469	16.055	17.074
Vision No. of Units	—	—	—	—	—	—	—	18,987	23,478	28,500
NY Vision No. of Units	—	—	—	—	—	—	—	8,258	8,258	8,258
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	18.567	19.852	17.429	16.257	16.354	15.828	13.051	11.462	11.547	10.476
Value at End of Year	22.057	18.567	19.852	17.429	16.257	16.354	15.828	13.051	11.462	11.547
Vision No. of Units	402,929	475,272	518,758	572,499	584,806	636,532	645,433	719,297	808,537	898,530
NY Vision No. of Units	3,639	4,151	15,672	16,969	15,880	16,584	26,333	28,952	31,406	33,059
American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	18.217	19.519	17.160	16.025	16.153	15.664	12.939	11.397	11.494	10.447
Value at End of Year	21.612	18.217	19.519	17.160	16.025	16.153	15.664	12.939	11.397	11.494
Vision 2007 No. of Units	844,040	956,531	1,069,806	1,206,968	1,342,880	1,477,781	1,593,841	1,804,320	2,504,921	3,606,564
NY Vision 2007 No. of Units	17,098	18,032	18,852	19,612	20,609	21,580	22,395	32,078	37,279	38,911
Contracts with no Optional Benefits
Value at Start of Year	18.324	19.623	17.243	16.095	16.215	15.716	12.976	11.424	11.515	10.447
Value at End of Year	21.749	18.324	19.623	17.243	16.095	16.215	15.716	12.976	11.424	11.515
Vision No. of Units	145,414	155,064	124,601	132,227	128,596	111,514	109,839	104,725	110,404	136,625
NY Vision No. of Units	2,907	2,916	2,927	2,936	3,019	3,034	3,047	3,317	4,100	4,960
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.796	19.106	16.831	15.750	15.907	15.456	12.793	11.291	11.410	10.391
Value at End of Year	21.071	17.796	19.106	16.831	15.750	15.907	15.456	12.793	11.291	11.410
Vision 2007 No. of Units	303,954	321,435	340,036	385,250	397,855	448,115	495,187	561,662	607,384	712,455
NY Vision 2007 No. of Units	3,198	3,450	3,669	12,221	12,505	18,341	28,357	31,926	32,817	33,080
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.350	16.866	15.292
Value at End of Year	—	—	—	—	—	—	—	—	16.350	16.866
Vision No. of Units	—	—	—	—	—	—	—	—	118,412	133,048
NY Vision No. of Units	—	—	—	—	—	—	—	—	454	617
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.796
Value at End of Year	—	—	—	—	—	—	—	—	—	13.331
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	496,525
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	9,380
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.824
Value at End of Year	—	—	—	—	—	—	—	—	—	13.367
Vision No. of Units	—	—	—	—	—	—	—	—	—	206,118
NY Vision No. of Units	—	—	—	—	—	—	—	—	—	604
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.684
Value at End of Year	—	—	—	—	—	—	—	—	—	13.187
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	136,743
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	3,149
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.279	21.661	16.828	17.099	16.331	16.315	12.921	10.773	12.095	11.066
Value at End of Year	25.524	19.279	21.661	16.828	17.099	16.331	16.315	12.921	10.773	12.095
Vision 2007 No. of Units	106,285	127,595	144,860	162,339	176,731	202,835	222,225	197,156	219,500	230,363
NY Vision 2007 No. of Units	704	704	704	704	704	1,048	1,036	704	704	704

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Contracts with no Optional Benefits
Value at Start of Year	19.392	21.777	16.909	17.173	16.394	16.369	12.958	10.799	12.117	11.081
Value at End of Year	25.686	19.392	21.777	16.909	17.173	16.394	16.369	12.958	10.799	12.117
Vision No. of Units	62,248	67,089	71,137	71,867	73,086	77,632	80,969	77,110	78,850	81,443
NY Vision No. of Units	401	401	401	642	642	642	678	310	9,133	9,133
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.834	21.204	16.505	16.805	16.083	16.098	12.775	10.673	12.007	11.007
Value at End of Year	24.885	18.834	21.204	16.505	16.805	16.083	16.098	12.775	10.673	12.007
Vision 2007 No. of Units	34,362	40,698	42,691	68,650	80,916	88,506	90,470	89,504	109,152	109,495
NY Vision 2007 No. of Units	—	—	—	—	—	—	999	999	1,000	1,078
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.556	9.139	11.566	9.655
Value at End of Year	—	—	—	—	—	—	—	10.556	9.139	11.566
Vision 2007 No. of Units	—	—	—	—	—	—	—	83,581	91,017	83,289
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	263	271	224
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.586	9.161	11.587	9.667
Value at End of Year	—	—	—	—	—	—	—	10.586	9.161	11.587
Vision No. of Units	—	—	—	—	—	—	—	23,619	32,410	42,468
NY Vision No. of Units	—	—	—	—	—	—	—	438	4,047	4,354
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	10.437	9.054	11.481	9.603
Value at End of Year	—	—	—	—	—	—	—	10.437	9.054	11.481
Vision 2007 No. of Units	—	—	—	—	—	—	—	30,813	33,902	30,491
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	39.193	40.154	31.972	29.826	28.526	26.876	21.113	18.319	19.570	16.849
Value at End of Year	50.167	39.193	40.154	31.972	29.826	28.526	26.876	21.113	18.319	19.570
Vision 2007 No. of Units	60,495	71,300	89,842	100,924	138,736	125,789	136,964	191,552	227,590	240,084
NY Vision 2007 No. of Units	1,468	1,571	1,775	2,673	3,040	3,292	3,405	3,277	3,277	3,565
Contracts with no Optional Benefits
Value at Start of Year	39.501	40.449	32.191	30.015	28.693	27.019	21.215	18.399	19.645	16.849
Value at End of Year	50.587	39.501	40.449	32.191	30.015	28.693	27.019	21.215	18.399	19.645
Vision No. of Units	165,596	175,857	204,707	222,299	246,119	287,785	374,461	432,267	510,594	597,927
NY Vision No. of Units	3,890	3,915	3,950	4,207	4,448	4,931	5,713	6,595	7,281	7,570
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	37.983	38.993	31.110	29.080	27.868	26.308	20.708	18.005	19.273	16.626
Value at End of Year	48.522	37.983	38.993	31.110	29.080	27.868	26.308	20.708	18.005	19.273
Vision 2007 No. of Units	13,739	15,937	20,267	23,713	26,024	31,124	35,234	41,627	54,248	59,940
NY Vision 2007 No. of Units	548	630	681	782	851	947	1,020	1,187	1,163	1,197
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	33.631	34.956	29.120	26.645	26.790	24.702	18.880	16.385	17.013	15.574
Value at End of Year	41.583	33.631	34.956	29.120	26.645	26.790	24.702	18.880	16.385	17.013
Vision No. of Units	198,053	221,902	246,924	277,851	302,214	331,537	399,094	442,640	450,713	525,611
NY Vision No. of Units	11,805	15,666	16,032	16,300	18,245	19,293	23,211	25,556	27,150	28,769
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	32.957	34.303	28.624	26.215	26.410	24.394	18.679	16.248	16.905	15.513
Value at End of Year	40.711	32.957	34.303	28.624	26.215	26.410	24.394	18.679	16.248	16.905
Vision 2007 No. of Units	74,420	90,311	104,596	113,191	165,462	145,166	175,718	217,120	256,447	271,681
NY Vision 2007 No. of Units	2,076	2,191	2,417	3,839	4,247	4,309	4,430	4,511	4,946	5,342
Contracts with no Optional Benefits
Value at Start of Year	33.216	34.555	28.820	26.382	26.564	24.525	18.769	16.318	16.970	15.513
Value at End of Year	41.052	33.216	34.555	28.820	26.382	26.564	24.525	18.769	16.318	16.970
Vision No. of Units	73,666	81,805	89,691	103,016	113,674	150,679	176,759	226,623	205,961	270,737
NY Vision No. of Units	8,770	8,837	8,852	8,992	9,258	9,410	9,634	9,987	10,280	10,500

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	31.940	33.312	27.852	25.559	25.801	23.880	18.321	15.969	16.648	15.308
Value at End of Year	39.376	31.940	33.312	27.852	25.559	25.801	23.880	18.321	15.969	16.648
Vision 2007 No. of Units	16,831	19,225	22,690	25,528	27,658	32,897	37,944	47,086	64,319	71,912
NY Vision 2007 No. of Units	676	—	797	873	968	1,023	1,123	1,342	1,743	1,817
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.056	13.556	13.607	12.085
Value at End of Year	—	—	—	—	—	—	—	15.056	13.556	13.607
Vision 2007 No. of Units	—	—	—	—	—	—	—	69,065	79,838	85,800
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	1,717	1,718	1,726
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.099	13.587	13.632	12.101
Value at End of Year	—	—	—	—	—	—	—	15.099	13.587	13.632
Vision No. of Units	—	—	—	—	—	—	—	65,120	66,060	63,935
NY Vision No. of Units	—	—	—	—	—	—	—	414	414	414
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	14.886	13.430	13.508	12.021
Value at End of Year	—	—	—	—	—	—	—	14.886	13.430	13.508
Vision 2007 No. of Units	—	—	—	—	—	—	—	17,730	18,237	20,820
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	337	337	337
American International Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	29.586	34.830	26.940	26.611	28.486	29.916	25.151	21.819	25.919	24.713
Value at End of Year	35.565	29.586	34.830	26.940	26.611	28.486	29.916	25.151	21.819	25.919
Vision 2007 No. of Units	36,772	41,595	47,446	53,510	61,616	62,395	64,904	84,283	94,164	93,528
NY Vision 2007 No. of Units	965	1,012	1,104	1,250	1,416	1,441	1,490	1,607	1,607	1,738
Contracts with no Optional Benefits
Value at Start of Year	29.819	35.086	27.125	26.780	28.652	30.076	25.273	21.913	26.019	24.796
Value at End of Year	35.862	29.819	35.086	27.125	26.780	28.652	30.076	25.273	21.913	26.019
Vision No. of Units	112,418	115,269	125,725	142,174	157,379	166,669	180,170	209,321	255,522	298,386
NY Vision No. of Units	9,623	9,629	9,080	9,230	9,238	9,246	9,253	9,261	11,396	11,538
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	28.673	33.823	26.214	25.945	27.829	29.285	24.670	21.444	25.525	24.386
Value at End of Year	34.399	28.673	33.823	26.214	25.945	27.829	29.285	24.670	21.444	25.525
Vision 2007 No. of Units	10,985	12,351	14,411	16,343	16,531	17,956	19,347	21,667	28,011	28,609
NY Vision 2007 No. of Units	464	501	471	557	572	569	552	600	1,098	1,033
American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	13.115	12.732	13.452	14.932	13.715	11.912	14.155	12.286
Value at End of Year	—	—	—	13.115	12.732	13.452	14.932	13.715	11.912	14.155
Vision 2007 No. of Units	—	—	—	23,271	30,970	31,062	31,276	50,169	64,210	65,997
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	201	207	183
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.179	12.787	13.504	14.982	13.754	11.940	14.181	12.303
Value at End of Year	—	—	—	13.179	12.787	13.504	14.982	13.754	11.940	14.181
Vision No. of Units	—	—	—	37,373	42,900	54,542	67,052	92,601	104,902	107,781
NY Vision No. of Units	—	—	—	1,303	291	299	307	315	3,172	3,554
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.864	12.513	13.247	14.734	13.560	11.801	14.052	12.221
Value at End of Year	—	—	—	12.864	12.513	13.247	14.734	13.560	11.801	14.052
Vision 2007 No. of Units	—	—	—	11,114	12,833	14,846	11,554	12,525	14,159	22,688
NY Vision 2007 No. of Units	—	—	—	—	—	—	4	4	4	70
BlackRock Advantage U.S. Total Market V.I. Fund (formerly BlackRock Value Opportunities V.I. Fund) - Class II Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	34.013	36.997	33.035	27.204	29.663	28.702	20.520	18.413	19.208	15.196
Value at End of Year	43.080	34.013	36.997	33.035	27.204	29.663	28.702	20.520	18.413	19.208
Vision No. of Units	1,216	1,223	1,272	1,284	1,303	1,314	1,326	1,858	1,918	2,477

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	24.395	26.977	25.359	21.871	23.672	21.927	16.171	14.436	15.074	13.601
Value at End of Year	29.686	24.395	26.977	25.359	21.871	23.672	21.927	16.171	14.436	15.074
Vision No. of Units	527	557	693	726	780	814	866	1,695	5,668	6,602
Blue Chip Growth Trust - Series I Shares (units first credited 12-11-1992)
Contracts with no Optional Benefits
Value at Start of Year	61.480	61.301	45.726	46.113	42.212	39.344	28.302	24.320	24.373	21.333
Value at End of Year	78.493	61.480	61.301	45.726	46.113	42.212	39.344	28.302	24.320	24.373
Vision No. of Units	223,657	273,048	309,244	357,464	390,583	412,853	491,082	531,252	589,042	658,442
NY Vision No. of Units	13,635	14,140	14,536	16,472	17,644	20,020	25,191	27,892	29,262	32,539
Blue Chip Growth Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	38.011	37.991	28.419	28.730	26.367	24.631	17.764	15.302	15.373	13.487
Value at End of Year	48.406	38.011	37.991	28.419	28.730	26.367	24.631	17.764	15.302	15.373
Vision 2007 No. of Units	7,959	11,485	11,311	12,851	19,077	48,706	57,878	12,857	14,571	14,396
Contracts with no Optional Benefits
Value at Start of Year	35.757	35.720	26.707	26.985	24.754	23.112	16.661	14.344	14.404	12.630
Value at End of Year	45.557	35.757	35.720	26.707	26.985	24.754	23.112	16.661	14.344	14.404
Vision No. of Units	76,152	81,107	84,964	104,265	118,447	136,700	188,942	145,730	164,440	190,821
NY Vision No. of Units	2,770	9,142	9,263	9,290	9,601	9,971	10,413	11,018	11,855	12,421
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	36.767	36.821	27.599	27.956	25.709	24.064	17.390	15.010	15.110	13.283
Value at End of Year	46.727	36.767	36.821	27.599	27.956	25.709	24.064	17.390	15.010	15.110
Vision 2007 No. of Units	5,386	10,924	6,535	7,508	4,271	5,424	3,967	6,437	6,475	9,928
NY Vision 2007 No. of Units	—	—	—	—	—	—	2	3	3	65
Bond Trust - Series II Shares (units first credited 10-28-2011)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.974	13.282	13.057	12.912	13.128	12.669	13.100	12.557	12.500	—
Value at End of Year	13.869	12.974	13.282	13.057	12.912	13.128	12.669	13.100	12.557	—
Vision 2007 No. of Units	65,053	239,783	365,472	353,647	422,825	395,782	419,353	449,179	472,565	—
NY Vision 2007 No. of Units	6,306	6,583	7,130	7,995	8,982	9,130	9,423	9,618	9,618	—
Contracts with no Optional Benefits
Value at Start of Year	13.021	13.323	13.091	12.939	13.149	12.683	13.108	12.558	12.500	—
Value at End of Year	13.926	13.021	13.323	13.091	12.939	13.149	12.683	13.108	12.558	—
Vision No. of Units	161,337	185,610	213,552	340,386	196,557	197,618	204,830	234,524	168,835	—
NY Vision No. of Units	8,532	8,532	10,112	10,112	61	51	179	316	466	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.789	13.119	12.922	12.805	13.045	12.614	13.069	12.553	12.500	—
Value at End of Year	13.644	12.789	13.119	12.922	12.805	13.045	12.614	13.069	12.553	—
Vision 2007 No. of Units	77,761	78,332	86,928	92,084	101,560	111,313	126,550	117,035	125,202	—
NY Vision 2007 No. of Units	2,730	2,618	2,833	2,635	2,706	2,832	3,658	3,314	3,016	—
Capital Appreciation Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	22.102	22.654	16.868	17.335	15.812	14.660	10.846	9.508	9.659	8.781
Value at End of Year	28.892	22.102	22.654	16.868	17.335	15.812	14.660	10.846	9.508	9.659
Vision No. of Units	233,240	267,951	320,811	374,963	420,844	467,749	515,063	551,517	623,507	718,524
NY Vision No. of Units	15,102	16,111	16,862	17,333	29,203	30,240	41,733	49,235	53,419	59,723
Capital Appreciation Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	33.869	34.798	25.985	26.769	24.492	22.757	16.883	14.826	15.106	13.770
Value at End of Year	44.169	33.869	34.798	25.985	26.769	24.492	22.757	16.883	14.826	15.106
Vision 2007 No. of Units	702	906	3,319	3,434	6,399	7,068	8,151	12,508	23,382	28,843
Contracts with no Optional Benefits
Value at Start of Year	31.265	32.106	23.963	24.674	22.564	20.955	15.539	13.638	13.888	12.654
Value at End of Year	40.793	31.265	32.106	23.963	24.674	22.564	20.955	15.539	13.638	13.888
Vision No. of Units	20,997	21,654	30,165	39,182	40,353	50,485	55,466	60,808	74,943	85,645
NY Vision No. of Units	6,572	6,710	6,722	6,921	6,870	6,987	7,360	7,628	7,679	8,110

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	32.760	33.726	25.235	26.048	23.881	22.233	16.528	15.832	—	—
Value at End of Year	42.637	32.760	33.726	25.235	26.048	23.881	22.233	16.528	—	—
Vision 2007 No. of Units	705	448	466	484	6,960	7,335	541	560	—	—
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	23.656	24.039	21.263	20.054	19.408	17.620	14.698	13.058	12.911	11.556
Value at End of Year	28.862	23.656	24.039	21.263	20.054	19.408	17.620	14.698	13.058	12.911
Vision 2007 No. of Units	126,133	177,265	197,812	211,208	228,969	241,027	263,199	278,223	248,199	261,313
NY Vision 2007 No. of Units	830	1,004	1,203	1,390	3,252	3,574	4,407	1,051	1,068	1,094
Contracts with no Optional Benefits
Value at Start of Year	23.781	24.154	21.354	20.130	19.472	17.669	14.731	13.082	12.927	11.565
Value at End of Year	29.029	23.781	24.154	21.354	20.130	19.472	17.669	14.731	13.082	12.927
Vision No. of Units	33,316	31,269	41,346	36,743	13,879	15,822	4,116	4,207	4,295	6,321
NY Vision No. of Units	743	743	743	743	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	23.162	23.584	20.902	19.754	19.156	17.425	14.565	12.966	12.845	11.521
Value at End of Year	28.203	23.162	23.584	20.902	19.754	19.156	17.425	14.565	12.966	12.845
Vision 2007 No. of Units	47,874	50,964	53,692	59,904	63,003	77,994	84,094	90,346	93,034	119,189
NY Vision 2007 No. of Units	3,398	3,601	3,852	4,077	4,321	4,574	4,760	11,507	11,869	16,205
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.441	11.165	11.649	10.744
Value at End of Year	—	—	—	—	—	—	—	12.441	11.165	11.649
Vision 2007 No. of Units	—	—	—	—	—	—	—	199,754	211,526	223,215
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	635	644	636
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.469	11.185	11.664	10.752
Value at End of Year	—	—	—	—	—	—	—	12.469	11.185	11.664
Vision No. of Units	—	—	—	—	—	—	—	3,016	3,016	55,777
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.328	11.086	11.590	10.711
Value at End of Year	—	—	—	—	—	—	—	12.328	11.086	11.590
Vision 2007 No. of Units	—	—	—	—	—	—	—	79,252	85,183	98,746
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	1,904	2,076	2,078
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.810	16.350	15.012
Value at End of Year	—	—	—	—	—	—	—	—	15.810	16.350
Vision No. of Units	—	—	—	—	—	—	—	—	10,718	11,461
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.412	16.537	15.004
Value at End of Year	—	—	—	—	—	—	—	—	16.412	16.537
Vision No. of Units	—	—	—	—	—	—	—	—	45,867	16,311
Core Bond Trust - Series I Shares (units first credited 04-25-2015)
Contracts with no Optional Benefits
Value at Start of Year	16.761	17.142	16.853	16.676	12.500	—	—	—	—	—
Value at End of Year	17.859	16.761	17.142	16.853	16.676	—	—	—	—	—
Vision No. of Units	245,130	278,516	312,626	356,176	381,871	—	—	—	—	—
NY Vision No. of Units	16,184	17,200	43,718	44,264	51,446	—	—	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.641	17.054	16.798	16.655	16.913	16.262	16.932	16.200	15.243	14.494
Value at End of Year	17.686	16.641	17.054	16.798	16.655	16.913	16.262	16.932	16.200	15.243
Vision No. of Units	178,571	167,428	198,529	194,028	221,332	11,586	15,015	22,582	29,781	26,507
NY Vision No. of Units	4,967	4,586	4,669	4,899	5,457	—	1,542	1,542	1,542	1,542

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.335	16.949	15.365
Value at End of Year	—	—	—	—	—	—	—	—	16.335	16.949
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	285,726	107,064
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	216	217
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.357	16.963	15.370
Value at End of Year	—	—	—	—	—	—	—	—	16.357	16.963
Vision No. of Units	—	—	—	—	—	—	—	—	8,885	13,339
NY Vision No. of Units	—	—	—	—	—	—	—	—	3,143	3,143
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	16.248	16.893	15.344
Value at End of Year	—	—	—	—	—	—	—	—	16.248	16.893
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	24,842	22,452
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	1,422	1,376
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.035	15.638	15.824	14.679
Value at End of Year	—	—	—	—	—	—	—	17.035	15.638	15.824
Vision 2007 No. of Units	—	—	—	—	—	—	—	67,694	44,927	52,998
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	4,631
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.067	15.659	15.837	14.684
Value at End of Year	—	—	—	—	—	—	—	17.067	15.659	15.837
Vision No. of Units	—	—	—	—	—	—	—	16,793	17,272	13,345
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	16.911	15.555	15.771	14.659
Value at End of Year	—	—	—	—	—	—	—	16.911	15.555	15.771
Vision 2007 No. of Units	—	—	—	—	—	—	—	29,778	20,905	16,647
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	1,323	1,380	1,471
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.965	15.286	16.154	15.173
Value at End of Year	—	—	—	—	—	—	—	16.965	15.286	16.154
Vision 2007 No. of Units	—	—	—	—	—	—	—	349,080	368,614	131,618
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	1,632	1,644	1,657
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.996	15.306	16.167	15.178
Value at End of Year	—	—	—	—	—	—	—	16.996	15.306	16.167
Vision No. of Units	—	—	—	—	—	—	—	9,059	7,693	15,633
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	16.841	15.205	16.100	15.153
Value at End of Year	—	—	—	—	—	—	—	16.841	15.205	16.100
Vision 2007 No. of Units	—	—	—	—	—	—	—	45,041	59,518	60,527
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	5,157	5,270	5,339
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 02-13-2006)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	18.343	17.444	17.810	17.104	14.615	13.242	13.468	12.212
Value at End of Year	—	—	—	18.343	17.444	17.810	17.104	14.615	13.242	13.468
Vision 2007 No. of Units	—	—	—	2,451,280	2,770,018	3,361,816	3,679,747	510,945	496,951	502,234
NY Vision 2007 No. of Units	—	—	—	54,438	58,594	57,326	53,362	297	321	348
Contracts with no Optional Benefits
Value at Start of Year	—	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501	12.236
Value at End of Year	—	—	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501
Vision No. of Units	—	—	—	82,875	94,719	81,495	87,808	34,452	31,826	19,337
NY Vision No. of Units	—	—	—	1,735	—	—	—	—	—	3,089

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	17.948	17.103	17.496	16.837	14.416	13.087	13.337	12.118
Value at End of Year	—	—	—	17.948	17.103	17.496	16.837	14.416	13.087	13.337
Vision 2007 No. of Units	—	—	—	826,931	906,318	981,381	1,127,619	123,764	134,043	207,504
NY Vision 2007 No. of Units	—	—	—	19,148	20,032	34,278	16,473	2,288	2,328	2,242
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.468	12.168	12.666	11.382
Value at End of Year	—	—	—	—	—	—	—	13.468	12.168	12.666
Vision 2007 No. of Units	—	—	—	—	—	—	—	1,173,899	1,228,031	1,291,017
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.499	12.189	12.682	11.391
Value at End of Year	—	—	—	—	—	—	—	13.499	12.189	12.682
Vision No. of Units	—	—	—	—	—	—	—	2,392	4,513	17,977
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	13.346	12.082	12.602	11.347
Value at End of Year	—	—	—	—	—	—	—	13.346	12.082	12.602
Vision 2007 No. of Units	—	—	—	—	—	—	—	123,759	127,826	186,664
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	1,043	1,052	1,062
Disciplined Value International Trust (formerly International Value Trust) - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	17.823	21.327	18.508	16.764	18.488	21.483	17.313	14.745	17.201	16.194
Value at End of Year	19.693	17.823	21.327	18.508	16.764	18.488	21.483	17.313	14.745	17.201
Vision No. of Units	164,799	186,735	223,682	262,417	191,591	221,931	312,550	356,686	400,893	443,115
NY Vision No. of Units	8,571	8,178	8,494	9,305	6,777	7,344	9,184	9,914	17,824	20,914
Disciplined Value International Trust (formerly International Value Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.808	23.753	20.670	18.782	20.754	24.167	19.525	16.680	19.499	18.404
Value at End of Year	21.836	19.808	23.753	20.670	18.782	20.754	24.167	19.525	16.680	19.499
Vision 2007 No. of Units	5,204	5,398	10,884	12,194	11,226	11,792	18,122	17,843	22,123	23,823
NY Vision 2007 No. of Units	—	—	—	537	537	672	650	537	537	537
Contracts with no Optional Benefits
Value at Start of Year	21.084	25.270	21.980	19.962	22.046	25.659	20.721	17.693	20.672	18.404
Value at End of Year	23.254	21.084	25.270	21.980	19.962	22.046	25.659	20.721	17.693	20.672
Vision No. of Units	45,798	46,364	57,684	65,872	58,744	69,480	77,515	77,228	88,673	105,392
NY Vision No. of Units	1,899	1,903	1,916	1,930	1,863	1,937	18,180	18,347	19,645	20,161
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.159	23.021	20.074	18.276	20.235	23.610	19.114	16.362	19.165	18.125
Value at End of Year	21.079	19.159	23.021	20.074	18.276	20.235	23.610	19.114	16.362	19.165
Vision 2007 No. of Units	3,571	3,437	3,371	5,054	1,525	1,463	1,267	1,474	1,519	1,658
Emerging Markets Value Trust - Series I Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits
Value at Start of Year	10.991	12.962	12.500	—	—	—	—	—	—	—
Value at End of Year	11.968	10.991	12.962	—	—	—	—	—	—	—
Vision No. of Units	32,343	38,641	41,846	—	—	—	—	—	—	—
NY Vision No. of Units	1,712	1,712	1,712	—	—	—	—	—	—	—
Emerging Markets Value Trust - Series II Shares (units first credited 10-27-2017)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	10.984	12.961	12.500	—	—	—	—	—	—	—
Value at End of Year	11.955	10.984	12.961	—	—	—	—	—	—	—
Vision 2007 No. of Units	24,236	25,618	28,146	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	10.991	12.962	12.500	—	—	—	—	—	—	—
Value at End of Year	11.968	10.991	12.962	—	—	—	—	—	—	—
Vision No. of Units	23,216	24,609	22,313	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.958	12.957	12.500	—	—	—	—	—	—	—
Value at End of Year	11.903	10.958	12.957	—	—	—	—	—	—	—
Vision 2007 No. of Units	5,932	6,011	6,957	—	—	—	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Equity Income Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	49.788	55.985	48.941	41.767	45.535	43.074	33.673	29.172	29.898	26.403
Value at End of Year	61.875	49.788	55.985	48.941	41.767	45.535	43.074	33.673	29.172	29.898
Vision No. of Units	227,787	246,388	285,982	332,412	377,445	414,626	505,145	545,543	625,063	685,997
NY Vision No. of Units	7,341	6,336	6,392	7,081	11,230	12,699	12,617	15,503	16,737	21,091
Equity Income Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	24.940	28.112	24.648	21.083	23.038	21.852	17.131	14.871	15.281	13.526
Value at End of Year	30.937	24.940	28.112	24.648	21.083	23.038	21.852	17.131	14.871	15.281
Vision 2007 No. of Units	7,760	7,761	16,041	15,631	31,178	72,323	78,628	49,282	53,387	56,632
NY Vision 2007 No. of Units	—	—	—	1,222	1,222	1,222	1,222	1,222	1,222	1,222
Contracts with no Optional Benefits
Value at Start of Year	25.850	29.123	25.522	21.820	23.831	22.593	17.703	15.360	15.775	13.526
Value at End of Year	32.081	25.850	29.123	25.522	21.820	23.831	22.593	17.703	15.360	15.775
Vision No. of Units	69,079	67,856	84,988	102,055	111,680	119,549	134,812	151,703	167,530	178,929
NY Vision No. of Units	8,726	8,835	8,945	8,743	9,683	9,970	12,913	13,069	13,380	8,055
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	24.123	27.246	23.936	20.516	22.463	21.349	16.770	14.587	15.019	13.320
Value at End of Year	29.864	24.123	27.246	23.936	20.516	22.463	21.349	16.770	14.587	15.019
Vision 2007 No. of Units	4,581	4,690	4,804	12,448	2,062	2,099	2,137	791	2,318	3,895
NY Vision 2007 No. of Units	—	—	—	—	—	—	751	751	751	813
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	20.236	24.061	21.217	18.071	18.870	17.658	13.729	11.824	13.284	12.031
Value at End of Year	26.233	20.236	24.061	21.217	18.071	18.870	17.658	13.729	11.824	13.284
Vision No. of Units	12,072	12,427	14,862	12,750	22,226	20,621	22,389	23,027	20,979	22,987
NY Vision No. of Units	1,255	1,284	920	953	953	953	958	958	1,259	1,259
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.407	25.507	22.555	19.245	20.156	18.910	14.740	12.727	14.329	13.013
Value at End of Year	27.679	21.407	25.507	22.555	19.245	20.156	18.910	14.740	12.727	14.329
Vision 2007 No. of Units	3,348	3,382	3,540	3,546	5,702	3,408	10,533	2,424	3,497	7,071
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	134	138	129
Contracts with no Optional Benefits
Value at Start of Year	21.825	25.991	22.972	19.591	20.509	19.231	14.983	12.930	14.550	13.013
Value at End of Year	28.234	21.825	25.991	22.972	19.591	20.509	19.231	14.983	12.930	14.550
Vision No. of Units	3,304	3,939	13,311	8,210	6,918	14,736	22,054	12,016	14,226	17,620
NY Vision No. of Units	—	24,890	4,910	4,910	4,910	4,910	4,910	14,662	14,662	14,662
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.706	24.721	21.904	18.727	19.653	18.474	14.430	12.483	14.083	12.815
Value at End of Year	26.719	20.706	24.721	21.904	18.727	19.653	18.474	14.430	12.483	14.083
Vision 2007 No. of Units	928	982	890	859	946	931	943	1,008	1,035	987
NY Vision 2007 No. of Units	—	—	—	—	—	—	134	134	134	134
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.355	14.449	14.295	11.700	10.258	10.614	9.776
Value at End of Year	—	—	—	—	13.355	14.449	14.295	11.700	10.258	10.614
Vision 2007 No. of Units	—	—	—	—	1,056,489	1,138,358	1,359,571	1,537,215	1,873,402	2,207,403
NY Vision 2007 No. of Units	—	—	—	—	10,242	10,531	11,441	11,568	15,986	16,213
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.413	14.504	14.343	11.733	10.282	10.634	9.789
Value at End of Year	—	—	—	—	13.413	14.504	14.343	11.733	10.282	10.634
Vision No. of Units	—	—	—	—	44,319	44,911	47,078	51,167	62,122	79,624
NY Vision No. of Units	—	—	—	—	323	338	352	632	733	1,622
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	13.125	14.229	14.105	11.568	10.162	10.537	9.724
Value at End of Year	—	—	—	—	13.125	14.229	14.105	11.568	10.162	10.537
Vision 2007 No. of Units	—	—	—	—	1,031,615	1,172,984	1,273,935	1,357,954	1,465,293	1,590,623
NY Vision 2007 No. of Units	—	—	—	—	11,047	16,773	17,190	37,250	37,741	37,228

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	34.116	40.028	31.933	30.027	29.399	27.281	20.461	16.871	17.553	14.968
Value at End of Year	45.701	34.116	40.028	31.933	30.027	29.399	27.281	20.461	16.871	17.553
Vision No. of Units	3,189	11,543	3,509	5,393	7,698	3,747	4,829	3,115	3,397	535
NY Vision No. of Units	—	—	—	—	—	—	882	—	—	—
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.351	11.171	11.501	10.616
Value at End of Year	—	—	—	—	—	—	—	12.351	11.171	11.501
Vision 2007 No. of Units	—	—	—	—	—	—	—	1,137,912	1,211,012	1,359,706
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	40,837	51,438	52,811
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.383	11.194	11.519	10.627
Value at End of Year	—	—	—	—	—	—	—	12.383	11.194	11.519
Vision No. of Units	—	—	—	—	—	—	—	34,092	34,587	49,000
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.225	11.079	11.429	10.571
Value at End of Year	—	—	—	—	—	—	—	12.225	11.079	11.429
Vision 2007 No. of Units	—	—	—	—	—	—	—	514,643	586,410	652,583
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	5,704	6,000	5,988
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	23.200	28.431	24.612	22.712	23.349	21.460	20.896	—	—	—
Value at End of Year	31.002	23.200	28.431	24.612	22.712	23.349	21.460	—	—	—
Vision No. of Units	435,987	504,667	574,173	671,146	734,703	819,364	69,344	—	—	—
NY Vision No. of Units	25,636	26,598	31,378	32,920	43,068	47,097	2,450	—	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	22.789	28.009	24.307	22.485	23.171	21.348	—	—	—	—
Value at End of Year	30.379	22.789	28.009	24.307	22.485	23.171	—	—	—	—
Vision 2007 No. of Units	30,057	36,431	39,173	42,380	47,670	58,125	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	22.957	28.201	24.462	22.617	23.295	21.452	16.508	13.511	13.514	12.147
Value at End of Year	30.618	22.957	28.201	24.462	22.617	23.295	21.452	16.508	13.511	13.514
Vision No. of Units	45,407	50,268	59,631	69,172	91,415	114,178	18,581	1,982	625	1,556
NY Vision No. of Units	11,585	11,592	11,615	11,778	12,227	12,648	8,878	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	22.130	27.254	23.699	21.967	22.682	20.939	—	—	—	—
Value at End of Year	29.442	22.130	27.254	23.699	21.967	22.682	—	—	—	—
Vision 2007 No. of Units	8,679	3,691	12,517	4,743	4,873	4,989	—	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.771	15.054	13.499	14.263	12.821
Value at End of Year	—	—	—	—	—	—	19.771	15.054	13.499	14.263
Vision No. of Units	—	—	—	—	—	—	966,400	1,086,568	1,228,176	1,557,344
NY Vision No. of Units	—	—	—	—	—	—	55,473	62,413	69,862	79,707
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.198	14.558	15.422	13.897
Value at End of Year	—	—	—	—	—	—	21.212	16.198	14.558	15.422
Vision 2007 No. of Units	—	—	—	—	—	—	61,136	76,074	93,335	101,224
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.408	14.740	15.606	14.055
Value at End of Year	—	—	—	—	—	—	21.498	16.408	14.740	15.606
Vision No. of Units	—	—	—	—	—	—	109,304	155,630	198,146	235,152
NY Vision No. of Units	—	—	—	—	—	—	4,098	4,837	7,000	7,337

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	15.857	14.280	15.158	13.686
Value at End of Year	—	—	—	—	—	—	20.724	15.857	14.280	15.158
Vision 2007 No. of Units	—	—	—	—	—	—	5,548	9,726	10,641	10,804
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	920	914
Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.416	10.930	11.895	10.774
Value at End of Year	—	—	—	—	—	—	—	12.416	10.930	11.895
Vision 2007 No. of Units	—	—	—	—	—	—	—	725,975	781,357	872,671
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	18,274	19,383	19,768
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.448	10.953	11.914	10.786
Value at End of Year	—	—	—	—	—	—	—	12.448	10.953	11.914
Vision No. of Units	—	—	—	—	—	—	—	15,229	20,168	31,668
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.289	10.840	11.821	10.728
Value at End of Year	—	—	—	—	—	—	—	12.289	10.840	11.821
Vision 2007 No. of Units	—	—	—	—	—	—	—	406,256	473,498	533,169
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	5,935	6,266	6,188
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	27.286	32.445	27.745	25.768	27.994	29.220	22.661	18.925	20.467	19.309
Value at End of Year	31.145	27.286	32.445	27.745	25.768	27.994	29.220	22.661	18.925	20.467
Vision No. of Units	140,881	157,356	173,530	197,035	218,441	249,979	239,927	258,179	289,875	336,677
NY Vision No. of Units	2,896	3,158	2,711	2,238	2,252	2,902	2,054	2,714	2,874	2,900
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.460	23.182	19.866	18.488	20.127	21.052	16.358	13.688	14.838	14.026
Value at End of Year	22.172	19.460	23.182	19.866	18.488	20.127	21.052	16.358	13.688	14.838
Vision No. of Units	7,839	8,677	14,024	16,403	18,525	22,221	11,809	9,588	14,898	19,110
NY Vision No. of Units	1,961	1,967	1,988	2,010	2,029	2,048	358	358	358	358
Health Sciences Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	66.731	67.385	53.725	61.076	55.098	42.490	28.592	22.031	20.256	17.799
Value at End of Year	84.464	66.731	67.385	53.725	61.076	55.098	42.490	28.592	22.031	20.256
Vision No. of Units	23,499	28,688	32,232	37,551	51,580	50,446	60,053	63,100	69,415	73,791
NY Vision No. of Units	1,676	1,650	1,657	1,653	1,711	1,767	2,125	1,002	1,284	2,482
Health Sciences Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	71.015	71.865	57.437	65.476	59.202	45.776	30.879	23.859	21.982	19.364
Value at End of Year	89.643	71.015	71.865	57.437	65.476	59.202	45.776	30.879	23.859	21.982
Vision 2007 No. of Units	5,952	6,310	3,397	4,349	8,675	6,797	7,954	5,418	6,562	6,025
NY Vision 2007 No. of Units	—	—	—	—	—	95	191	483	605	83
Contracts with no Optional Benefits
Value at Start of Year	64.295	65.032	51.951	59.192	53.493	41.341	27.873	21.526	19.823	17.453
Value at End of Year	81.201	64.295	65.032	51.951	59.192	53.493	41.341	27.873	21.526	19.823
Vision No. of Units	9,358	11,399	14,023	14,350	13,597	18,668	17,999	18,589	12,997	17,325
NY Vision No. of Units	978	5,909	5,926	5,944	5,960	5,976	5,978	5,981	5,990	5,999
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	68.689	69.652	55.780	63.714	57.724	44.722	30.228	23.403	21.606	19.070
Value at End of Year	86.534	68.689	69.652	55.780	63.714	57.724	44.722	30.228	23.403	21.606
Vision 2007 No. of Units	3,006	2,902	2,924	3,759	3,549	3,558	3,566	3,572	533	1,275
NY Vision 2007 No. of Units	—	—	—	—	—	—	89	89	320	363

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.433
Value at End of Year	—	—	—	—	—	—	—	—	—	12.508
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	514,894
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.448
Value at End of Year	—	—	—	—	—	—	—	—	—	12.531
Vision No. of Units	—	—	—	—	—	—	—	—	—	32,608
NY Vision No. of Units	—	—	—	—	—	—	—	—	—	446
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.372
Value at End of Year	—	—	—	—	—	—	—	—	—	12.417
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	—	3,054
High Yield Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	25.166	26.381	24.948	21.814	24.190	24.565	23.011	19.661	19.810	17.700
Value at End of Year	28.631	25.166	26.381	24.948	21.814	24.190	24.565	23.011	19.661	19.810
Vision No. of Units	85,971	90,111	125,085	191,579	157,945	231,611	278,539	281,933	310,688	323,671
NY Vision No. of Units	2,369	2,923	2,995	2,581	2,819	3,160	3,353	3,834	3,095	4,182
High Yield Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	24.944	26.199	24.873	21.780	24.224	24.700	23.186	19.841	12.508	17.959
Value at End of Year	28.324	24.944	26.199	24.873	21.780	24.224	24.700	23.186	19.841	12.508
Vision 2007 No. of Units	22,777	23,398	38,728	49,032	62,937	94,974	210,622	213,326	389,935	85,706
NY Vision 2007 No. of Units	975	975	975	975	975	1,209	1,192	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	24.431	25.648	24.338	21.301	23.679	24.132	22.642	19.365	12.531	17.511
Value at End of Year	27.756	24.431	25.648	24.338	21.301	23.679	24.132	22.642	19.365	12.531
Vision No. of Units	31,314	34,087	40,192	51,299	50,457	63,763	78,848	75,116	85,917	108,707
NY Vision No. of Units	7	14	34	57	77	96	1,219	1,173	1,845	1,889
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	24.127	25.393	24.156	21.194	23.619	24.131	22.698	19.462	12.417	17.687
Value at End of Year	27.342	24.127	25.393	24.156	21.194	23.619	24.131	22.698	19.462	12.417
Vision 2007 No. of Units	10,911	11,139	11,581	13,428	16,052	15,928	16,967	5,836	5,846	5,181
NY Vision 2007 No. of Units	—	—	—	—	—	—	216	—	—	—
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.916	17.114	18.648	15.167	13.403	15.069	13.981
Value at End of Year	—	—	—	—	15.916	17.114	18.648	15.167	13.403	15.069
Vision No. of Units	—	—	—	—	97,674	113,804	123,681	136,560	154,043	178,196
NY Vision No. of Units	—	—	—	—	5,879	6,923	6,115	6,319	7,541	7,603
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.827	18.136	19.817	16.154	14.311	16.137	15.006
Value at End of Year	—	—	—	—	16.827	18.136	19.817	16.154	14.311	16.137
Vision 2007 No. of Units	—	—	—	—	9,885	15,870	16,301	39,106	47,693	60,032
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.441	18.788	20.520	16.718	14.803	16.684	15.006
Value at End of Year	—	—	—	—	17.441	18.788	20.520	16.718	14.803	16.684
Vision No. of Units	—	—	—	—	15,264	17,658	22,324	22,949	30,639	44,576
NY Vision No. of Units	—	—	—	—	196	196	196	196	196	196
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	16.374	17.683	19.361	15.814	14.037	15.861	14.778
Value at End of Year	—	—	—	—	16.374	17.683	19.361	15.814	14.037	15.861
Vision 2007 No. of Units	—	—	—	—	2,936	3,535	3,574	5,663	5,688	5,714

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.018	18.987	17.410
Value at End of Year	—	—	—	—	—	—	—	—	16.018	18.987
Vision No. of Units	—	—	—	—	—	—	—	—	42,004	45,222
NY Vision No. of Units	—	—	—	—	—	—	—	—	4,830	5,814
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.770	18.734	17.202
Value at End of Year	—	—	—	—	—	—	—	—	15.770	18.734
Vision No. of Units	—	—	—	—	—	—	—	—	30,923	38,814
NY Vision No. of Units	—	—	—	—	—	—	—	—	1,097	1,097
International Equity Index Trust (formerly International Equity Index Trust B) - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	14.057	16.637	13.285	12.931	13.973	14.892	13.217	12.500	—	—
Value at End of Year	16.781	14.057	16.637	13.285	12.931	13.973	14.892	13.217	—	—
Vision No. of Units	30,761	28,661	26,431	26,989	30,170	38,789	43,145	48,244	—	—
NY Vision No. of Units	1,835	1,996	1,963	1,426	2,482	2,482	5,719	6,694	—	—
International Equity Index Trust (formerly International Equity Index Trust B) - Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.840	16.421	13.147	12.829	13.899	14.849	13.212	12.500	—	—
Value at End of Year	16.479	13.840	16.421	13.147	12.829	13.899	14.849	13.212	—	—
Vision 2007 No. of Units	4,850	656	157	145	123	108	740	727	—	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	171	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.882	16.464	13.175	12.849	13.914	14.858	13.213	12.500	—	—
Value at End of Year	16.538	13.882	16.464	13.175	12.849	13.914	14.858	13.213	—	—
Vision No. of Units	26,704	46,335	24,876	26,140	27,506	32,390	37,749	37,717	—	—
NY Vision No. of Units	1,511	1,511	1,511	1,511	1,511	1,511	1,511	1,511	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.670	16.253	13.038	12.748	13.839	14.815	13.207	12.500	—	—
Value at End of Year	16.245	13.670	16.253	13.038	12.748	13.839	14.815	13.207	—	—
Vision 2007 No. of Units	1,056	57	57	57	57	89	1,200	2,187	—	—
International Growth Stock Trust (merged into International Equity Index Trust eff 11-01-2019) - Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.889	16.547	13.837	14.281	14.903	15.159	12.971	12.500	—	—
Value at End of Year	—	13.889	16.547	13.837	14.281	14.903	15.159	12.971	—	—
Vision 2007 No. of Units	—	5,326	5,336	5,345	40,750	6,807	13,472	18,424	—	—
NY Vision 2007 No. of Units	—	—	—	—	—	189	179	163	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.932	16.589	13.866	14.304	14.920	15.167	12.972	12.500	—	—
Value at End of Year	—	13.932	16.589	13.866	14.304	14.920	15.167	12.972	—	—
Vision No. of Units	—	13,626	13,447	11,870	11,184	16,722	15,210	21,186	—	—
NY Vision No. of Units	—	500	385	—	386	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.719	16.377	13.722	14.191	14.839	15.123	12.967	12.500	—	—
Value at End of Year	—	13.719	16.377	13.722	14.191	14.839	15.123	12.967	—	—
Vision 2007 No. of Units	—	945	945	945	945	945	1,481	1,485	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.236	16.051	14.398
Value at End of Year	—	—	—	—	—	—	—	—	13.236	16.051
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	25,473	37,937
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	144	192
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.280	16.097	14.398
Value at End of Year	—	—	—	—	—	—	—	—	13.280	16.097
Vision No. of Units	—	—	—	—	—	—	—	—	29,731	42,159
NY Vision No. of Units	—	—	—	—	—	—	—	—	4,466	4,466

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	13.060	15.870	14.264
Value at End of Year	—	—	—	—	—	—	—	—	13.060	15.870
Vision 2007 No. of Units	—	—	—	—	—	—	—	—	1,336	1,242
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.607	22.404	17.593	17.050	16.269	17.765	14.295	12.194	14.798	12.261
Value at End of Year	21.234	17.607	22.404	17.593	17.050	16.269	17.765	14.295	12.194	14.798
Vision No. of Units	61,927	71,897	81,018	92,179	104,914	116,840	125,227	138,567	158,897	205,198
NY Vision No. of Units	1,998	2,233	2,280	2,083	2,647	3,743	3,802	4,455	5,090	7,000
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.206	21.953	17.286	16.793	16.056	17.578	14.188	12.128	14.760	12.260
Value at End of Year	20.697	17.206	21.953	17.286	16.793	16.056	17.578	14.188	12.128	14.760
Vision 2007 No. of Units	680	709	5,186	5,433	7,196	5,997	7,782	5,063	10,828	15,358
NY Vision 2007 No. of Units	—	—	—	—	—	176	155	170	170	170
Contracts with no Optional Benefits
Value at Start of Year	17.284	22.042	17.348	16.845	16.097	17.614	14.210	12.141	14.768	12.261
Value at End of Year	20.802	17.284	22.042	17.348	16.845	16.097	17.614	14.210	12.141	14.768
Vision No. of Units	7,486	8,864	10,216	9,508	9,181	10,576	13,738	13,749	14,189	15,093
NY Vision No. of Units	—	—	—	—	—	—	888	888	888	888
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.894	21.599	17.041	16.589	15.891	17.433	14.099	12.077	14.727	12.257
Value at End of Year	20.281	16.894	21.599	17.041	16.589	15.891	17.433	14.099	12.077	14.727
Vision 2007 No. of Units	1,337	1,373	1,411	1,450	55	695	724	784	784	784
Investment Quality Bond Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	23.518	24.108	23.429	22.839	23.410	22.564	23.388	22.103	20.791	19.671
Value at End of Year	25.299	23.518	24.108	23.429	22.839	23.410	22.564	23.388	22.103	20.791
Vision No. of Units	102,313	101,738	119,153	140,484	146,850	163,845	216,412	265,641	292,136	330,357
NY Vision No. of Units	534	1,312	1,388	1,928	4,344	5,839	4,514	5,509	11,606	12,613
Investment Quality Bond Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.109	19.620	19.133	18.697	19.213	18.566	19.276	18.277	17.235	16.338
Value at End of Year	20.506	19.109	19.620	19.133	18.697	19.213	18.566	19.276	18.277	17.235
Vision 2007 No. of Units	12,643	12,148	25,119	23,620	23,027	21,972	22,241	45,695	64,633	48,767
NY Vision 2007 No. of Units	1,266	1,266	1,266	1,266	1,266	1,266	1,266	13,974	13,974	13,974
Contracts with no Optional Benefits
Value at Start of Year	19.381	19.889	19.385	18.935	19.447	18.782	19.491	18.471	17.410	16.338
Value at End of Year	20.808	19.381	19.889	19.385	18.935	19.447	18.782	19.491	18.471	17.410
Vision No. of Units	128,600	114,750	81,236	72,257	74,861	84,498	76,632	101,467	109,293	119,642
NY Vision No. of Units	250	250	250	250	359	458	1,184	1,476	1,719	1,925
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.484	19.016	18.581	18.194	18.734	18.138	18.870	17.928	16.940	16.091
Value at End of Year	19.795	18.484	19.016	18.581	18.194	18.734	18.138	18.870	17.928	16.940
Vision 2007 No. of Units	5,849	5,714	5,814	5,711	4,497	5,378	5,361	7,917	17,651	7,589
NY Vision 2007 No. of Units	—	—	—	—	—	—	502	501	501	556
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.723	18.585	16.611
Value at End of Year	—	—	—	—	—	—	—	—	12.723	18.585
Vision No. of Units	—	—	—	—	—	—		—	359,001
NY Vision No. of Units	—	—	—	—	—	—	—	—	7,327	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.600	13.107	11.736
Value at End of Year	—	—	—	—	—	—	—	—	12.600	13.107
Vision No. of Units	—	—	—	—	—	—	—	—	10,664	447,801
NY Vision No. of Units	—	—	—	—	—	—	—	—	353	9,480

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Large Cap Value Trust (merged into Equity Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.029
Value at End of Year	—	—	—	—	—	—	—	—	—	18.376
Vision No. of Units	—	—	—	—	—	—	—	—	—	33,777
NY Vision No. of Units	—	—	—	—	—	—	—	—	—	4,734
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.863	16.578	13.838	12.842	13.262	12.790	—	—	—	—
Value at End of Year	18.568	14.863	16.578	13.838	12.842	13.262	12.790	—	—	—
Vision No. of Units	9,428	9,857	10,803	83,623	6,774	6,774	—	—	—	—
NY Vision No. of Units	2,616	2,616	2,616	2,616	2,616	5,447	—	—	—	—
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.709	16.443	13.750	12.784	13.229	12.783	—	—	—	—
Value at End of Year	18.342	14.709	16.443	13.750	12.784	13.229	12.783	—	—	—
Vision No. of Units	1,880	3,518	3,323	2,410	995	851	—	—	—	—
NY Vision No. of Units	13,203	13,203	13,203	21,582	21,582	21,582	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.056	14.943	13.526	12.959	13.169	12.635	—	—	—	—
Value at End of Year	16.278	14.056	14.943	13.526	12.959	13.169	12.635	—	—	—
Vision No. of Units	66,171	74,476	56,521	50,167	52,398	30,471	—	—	—	—
NY Vision No. of Units	17,484	19,244	31,689	34,123	35,288	38,887	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.076	17.147	15.550	14.937	15.227	14.647	12.500	—	—	—
Value at End of Year	18.581	16.076	17.147	15.550	14.937	15.227	14.647	—	—	—
Vision 2007 No. of Units	474,946	510,179	557,201	615,333	659,737	694,107	48,910	—	—	—
NY Vision 2007 No. of Units	29,006	30,346	30,651	30,946	31,253	34,547	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	16.137	17.203	15.593	14.971	15.254	14.666	—	—	—	—
Value at End of Year	18.661	16.137	17.203	15.593	14.971	15.254	14.666	—	—	—
Vision No. of Units	37,987	44,435	42,446	45,001	70,505	60,426	—	—	—	—
NY Vision No. of Units	6,960	7,007	7,074	7,106	7,252	7,310	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.730	14.674	13.333	12.833	13.109	12.635	—	—	—	—
Value at End of Year	15.837	13.730	14.674	13.333	12.833	13.109	12.635	—	—	—
Vision 2007 No. of Units	153,987	153,444	191,191	165,421	119,256	85,730	—	—	—	—
NY Vision 2007 No. of Units	40,267	42,876	45,644	59,372	66,182	72,964	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.350	13.846	13.161	12.817	13.008	12.530	—	—	—	—
Value at End of Year	14.767	13.350	13.846	13.161	12.817	13.008	12.530	—	—	—
Vision No. of Units	21,283	28,043	20,627	10,611	6,637	6,637	—	—	—	—
NY Vision No. of Units	5,260	6,389	7,552	9,180	10,570	12,720	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.224	14.790	14.093	13.760	14.001	13.510	12.500	—	—	—
Value at End of Year	15.694	14.224	14.790	14.093	13.760	14.001	13.510	—	—	—
Vision 2007 No. of Units	124,225	128,111	158,020	141,453	186,435	147,866	14,103	—	—	—
NY Vision 2007 No. of Units	762	767	772	777	782	786	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.278	14.838	14.132	13.792	14.026	13.527	—	—	—	—
Value at End of Year	15.761	14.278	14.838	14.132	13.792	14.026	13.527	—	—	—
Vision No. of Units	24,698	13,812	6,430	8,576	23,129	9,489	—	—	—	—
NY Vision No. of Units	16,750	16,750	16,750	16,750	18,134	18,134	—	—	—	—

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.043	13.589	12.974	12.693	12.941	12.512	—	—	—	—
Value at End of Year	14.362	13.043	13.589	12.974	12.693	12.941	12.512	—	—	—
Vision 2007 No. of Units	21,916	22,198	23,182	20,844	16,586	13,512	—	—	—	—
NY Vision 2007 No. of Units	3,214	3,518	3,951	4,341	5,162	6,157	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.513	15.717	13.758	13.043	13.276	12.713	12.500	—	—	—
Value at End of Year	17.338	14.513	15.717	13.758	13.043	13.276	12.713	—	—	—
Vision No. of Units	160,696	173,663	188,115	113,653	68,928	30,871	375	—	—	—
NY Vision No. of Units	34,024	34,122	34,223	32,006	32,136	32,335	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.387	18.878	16.567	15.746	16.056	15.424	12.500	—	—	—
Value at End of Year	20.718	17.387	18.878	16.567	15.746	16.056	15.424	—	—	—
Vision 2007 No. of Units	4,189,024	4,695,120	5,045,473	2,936,708	2,119,166	1,912,493	122,503	—	—	—
NY Vision 2007 No. of Units	91,368	130,668	138,109	103,983	99,450	109,106	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	17.453	18.940	16.613	15.782	16.085	15.443	12.500	—	—	—
Value at End of Year	20.807	17.453	18.940	16.613	15.782	16.085	15.443	—	—	—
Vision No. of Units	165,220	208,216	236,173	185,434	183,425	139,584	22,213	—	—	—
NY Vision No. of Units	2,215	2,224	2,233	2,241	2,033	2,033	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.188	15.436	13.573	12.926	13.207	12.713	12.500	—	—	—
Value at End of Year	16.872	14.188	15.436	13.573	12.926	13.207	12.713	—	—	—
Vision 2007 No. of Units	2,735,012	2,937,922	3,214,391	2,365,200	1,449,283	1,423,461	108,186	—	—	—
NY Vision 2007 No. of Units	69,148	97,903	106,534	108,999	116,033	121,865	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.808	14.560	13.404	12.917	13.119	12.594	—	—	—	—
Value at End of Year	15.751	13.808	14.560	13.404	12.917	13.119	12.594	—	—	—
Vision No. of Units	23,960	21,407	28,083	25,038	12,101	5,394	—	—	—	—
NY Vision No. of Units	2,132	2,165	9,098	9,534	9,081	9,532	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	15.568	16.457	15.179	14.664	14.932	14.381	12.500	—	—	—
Value at End of Year	17.711	15.568	16.457	15.179	14.664	14.932	14.381	—	—	—
Vision 2007 No. of Units	141,625	160,177	182,460	212,598	202,917	194,311	13,279	—	—	—
NY Vision 2007 No. of Units	8,300	8,342	8,386	8,430	8,477	8,524	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	15.626	16.511	15.220	14.698	14.958	14.399	12.500	—	—	—
Value at End of Year	17.786	15.626	16.511	15.220	14.698	14.958	14.399	—	—	—
Vision No. of Units	69,643	63,766	64,028	62,021	62,366	54,056	7,035	—	—	—
NY Vision No. of Units	51	51	51	51	51	51	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.507	14.308	13.223	12.800	13.060	12.603	12.500	—	—	—
Value at End of Year	15.336	13.507	14.308	13.223	12.800	13.060	12.603	—	—	—
Vision 2007 No. of Units	37,819	39,054	39,927	48,950	69,636	77,484	36,619	—	—	—
NY Vision 2007 No. of Units	14,950	6,220	6,578	6,838	7,595	8,645	—	—	—	—
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	22.629	25.135	20.804	20.745	22.400	22.459	18.018	15.710	17.082	14.913
Value at End of Year	26.885	22.629	25.135	20.804	20.745	22.400	22.459	18.018	15.710	17.082
Vision No. of Units	34,015	34,028	38,373	45,265	130,284	188,816	248,379	257,529	279,147	296,703
NY Vision No. of Units	—	—	—	—	—	—	5,426	6,004	7,199	7,886
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	22.291	24.813	20.590	20.601	22.305	22.398	18.018	15.742	17.165	15.034
Value at End of Year	26.436	22.291	24.813	20.590	20.601	22.305	22.398	18.018	15.742	17.165
Vision 2007 No. of Units	5,386	5,580	5,572	5,648	5,551	5,501	5,471	10,726	21,257	22,966

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Contracts with no Optional Benefits
Value at Start of Year	22.443	24.969	20.710	20.711	22.412	22.494	18.087	15.794	17.213	15.069
Value at End of Year	26.630	22.443	24.969	20.710	20.711	22.412	22.494	18.087	15.794	17.213
Vision No. of Units	14,726	14,848	15,110	2,931	3,816	11,034	14,671	14,171	18,896	25,977
NY Vision No. of Units	436	412	388	362	332	305	12,133	12,117	13,342	17,210
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.561	24.048	19.996	20.047	21.748	21.882	17.639	15.441	16.870	14.806
Value at End of Year	25.519	21.561	24.048	19.996	20.047	21.748	21.882	17.639	15.441	16.870
Vision 2007 No. of Units	4,752	4,752	4,752	4,752	4,752	7,925	7,925	7,925	7,925	10,593
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	27.655	29.562	26.331	25.545	26.567	25.899	23.345	21.218	21.436	19.502
Value at End of Year	32.078	27.655	29.562	26.331	25.545	26.567	25.899	23.345	21.218	21.436
Vision No. of Units	645,414	723,066	809,810	896,605	1,020,416	1,182,334	1,285,895	1,303,252	1,473,293	1,615,041
NY Vision No. of Units	14,867	14,933	15,029	15,767	16,848	17,552	41,049	43,884	45,744	59,713
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	22.403	23.998	21.444	20.850	21.726	21.243	19.199	17.484	17.709	16.156
Value at End of Year	25.930	22.403	23.998	21.444	20.850	21.726	21.243	19.199	17.484	17.709
Vision 2007 No. of Units	1,867,822	2,095,177	2,313,835	2,498,787	2,806,188	3,171,294	4,029,368	4,555,578	4,843,189	5,376,283
NY Vision 2007 No. of Units	3,418	3,674	3,934	4,208	5,703	7,379	32,752	36,658	107,037	83,675
Contracts with no Optional Benefits
Value at Start of Year	22.279	23.853	21.304	20.703	21.562	21.072	19.035	17.326	17.540	15.994
Value at End of Year	25.799	22.279	23.853	21.304	20.703	21.562	21.072	19.035	17.326	17.540
Vision No. of Units	516,071	621,946	779,033	887,303	971,020	993,581	1,362,995	1,466,554	1,892,781	2,028,671
NY Vision No. of Units	8,691	38,503	38,628	39,005	39,551	40,078	46,025	47,685	47,639	45,865
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.670	23.259	20.825	20.289	21.184	20.754	18.795	17.150	17.405	15.911
Value at End of Year	25.031	21.670	23.259	20.825	20.289	21.184	20.754	18.795	17.150	17.405
Vision 2007 No. of Units	620,667	677,983	728,010	861,305	1,019,602	1,186,098	1,420,577	1,538,477	1,703,716	2,210,206
NY Vision 2007 No. of Units	5,457	5,483	5,841	5,896	5,937	14,020	78,360	88,201	89,474	95,969
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	27.534	28.618	26.983	26.230	26.654	25.803	25.254	23.661	23.078	21.501
Value at End of Year	30.707	27.534	28.618	26.983	26.230	26.654	25.803	25.254	23.661	23.078
Vision No. of Units	173,058	204,885	263,566	304,806	342,618	416,325	501,617	552,097	570,910	665,091
NY Vision No. of Units	—	—	—	—	—	—	8,402	8,492	9,316	10,388
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	20.087	20.934	19.776	19.283	19.644	19.058	18.695	17.565	17.172	16.043
Value at End of Year	22.350	20.087	20.934	19.776	19.283	19.644	19.058	18.695	17.565	17.172
Vision 2007 No. of Units	762,049	863,222	1,006,019	1,187,874	1,293,662	1,549,421	1,921,133	2,551,420	3,007,204	3,300,088
NY Vision 2007 No. of Units	6,986	7,050	7,116	7,177	7,238	7,297	14,221	15,081	16,278	106,137
Contracts with no Optional Benefits
Value at Start of Year	20.338	21.185	20.003	19.495	19.850	19.249	18.872	17.723	17.317	16.043
Value at End of Year	22.641	20.338	21.185	20.003	19.495	19.850	19.249	18.872	17.723	17.317
Vision No. of Units	240,987	265,817	312,304	363,144	390,184	451,579	583,586	808,175	768,143	937,034
NY Vision No. of Units	—	—	2,634	2,634	2,634	2,634	17,156	19,618	19,618	19,618
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.429	20.289	19.205	18.764	19.153	18.620	18.301	17.230	16.877	15.800
Value at End of Year	21.575	19.429	20.289	19.205	18.764	19.153	18.620	18.301	17.230	16.877
Vision 2007 No. of Units	264,613	313,833	402,353	504,265	569,790	598,036	675,451	769,422	776,953	655,945
NY Vision 2007 No. of Units	5,119	5,223	5,362	5,546	6,153	5,915	6,636	24,210	24,728	26,243
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	25.551	27.798	23.829	23.443	24.965	24.843	21.163	18.896	19.522	17.561
Value at End of Year	30.048	25.551	27.798	23.829	23.443	24.965	24.843	21.163	18.896	19.522
Vision No. of Units	385,808	449,409	499,261	541,818	643,773	765,969	856,490	902,493	959,303	980,749
NY Vision No. of Units	2,690	2,690	2,690	2,690	2,690	4,451	24,536	26,218	28,385	29,988

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	22.183	24.185	20.784	20.496	21.902	21.833	18.647	16.700	17.298	15.593
Value at End of Year	26.021	22.183	24.185	20.784	20.496	21.902	21.833	18.647	16.700	17.298
Vision 2007 No. of Units	2,228,296	2,510,073	2,716,215	2,891,311	3,243,633	3,691,733	5,075,723	5,247,651	4,715,937	5,440,166
NY Vision 2007 No. of Units	24,994	25,356	27,231	18,724	23,547	35,679	146,588	158,533	268,785	274,808
Contracts with no Optional Benefits
Value at Start of Year	22.091	24.073	20.678	20.381	21.768	21.688	18.515	16.573	17.158	15.459
Value at End of Year	25.927	22.091	24.073	20.678	20.381	21.768	21.688	18.515	16.573	17.158
Vision No. of Units	301,142	323,057	343,532	378,859	459,791	624,667	765,751	750,061	823,079	882,762
NY Vision No. of Units	181	189	419	427	501	513	1,971	1,991	2,003	3,071
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.456	23.440	20.184	19.944	21.355	21.330	18.254	16.381	17.001	15.356
Value at End of Year	25.119	21.456	23.440	20.184	19.944	21.355	21.330	18.254	16.381	17.001
Vision 2007 No. of Units	983,451	1,103,515	1,223,672	1,330,879	1,449,690	1,607,081	2,372,228	2,610,030	2,615,092	2,669,059
NY Vision 2007 No. of Units	15,486	23,266	25,841	33,382	35,725	40,794	190,604	211,214	220,464	231,327
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	28.720	30.412	27.634	26.681	27.374	26.520	24.461	22.473	22.326	20.531
Value at End of Year	32.973	28.720	30.412	27.634	26.681	27.374	26.520	24.461	22.473	22.326
Vision No. of Units	384,356	421,017	492,244	545,489	593,487	669,898	747,644	764,337	909,869	989,671
NY Vision No. of Units	1,599	1,612	1,636	5,634	5,658	5,690	11,015	11,524	12,667	13,679
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.847	23.180	21.115	20.432	21.018	20.422	18.888	17.388	17.316	15.955
Value at End of Year	25.006	21.847	23.180	21.115	20.432	21.018	20.422	18.888	17.388	17.316
Vision 2007 No. of Units	651,895	800,270	900,582	1,082,819	1,266,300	1,473,284	1,890,937	1,965,245	2,148,845	2,247,393
NY Vision 2007 No. of Units	—	—	—	—	4,257	4,280	10,825	21,466	66,972	83,515
Contracts with no Optional Benefits
Value at Start of Year	21.951	23.278	21.195	20.498	21.076	20.468	18.922	17.410	17.329	15.955
Value at End of Year	25.138	21.951	23.278	21.195	20.498	21.076	20.468	18.922	17.410	17.329
Vision No. of Units	333,352	350,484	406,959	495,090	549,876	583,850	648,548	742,731	790,487	964,855
NY Vision No. of Units	3,843	4,851	6,487	7,552	7,744	7,755	7,793	5,427	5,421	5,433
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.131	22.466	20.506	19.882	20.493	19.952	18.491	17.056	17.019	15.713
Value at End of Year	24.139	21.131	22.466	20.506	19.882	20.493	19.952	18.491	17.056	17.019
Vision 2007 No. of Units	330,935	372,475	414,318	414,122	433,540	571,649	670,883	711,010	743,721	760,220
NY Vision 2007 No. of Units	4,625	4,661	4,697	4,734	383	1,456	21,292	19,120	30,105	30,636
Mid Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	37.102	42.604	37.398	31.654	33.037	30.716	23.474	20.315	21.128	17.050
Value at End of Year	45.833	37.102	42.604	37.398	31.654	33.037	30.716	23.474	20.315	21.128
Vision No. of Units	85,712	93,573	108,953	36,605	39,908	41,147	93,844	106,319	114,301	127,128
NY Vision No. of Units	3,111	5,025	9,920	2,516	3,050	3,074	3,099	3,083	3,189	3,218
Mid Cap Index Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	33.338	38.388	33.802	28.670	30.003	27.967	21.427	18.582	19.378	15.667
Value at End of Year	41.112	33.338	38.388	33.802	28.670	30.003	27.967	21.427	18.582	19.378
Vision 2007 No. of Units	1,050	1,475	2,840	2,326	1,722	1,739	4,217	12,708	13,323	18,464
NY Vision 2007 No. of Units	—	—	—	—	—	94	97	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	35.131	40.432	35.584	30.167	31.553	29.397	22.512	19.513	20.338	15.667
Value at End of Year	43.345	35.131	40.432	35.584	30.167	31.553	29.397	22.512	19.513	20.338
Vision No. of Units	9,725	19,151	15,421	11,026	13,571	14,558	20,494	20,424	25,435	29,091
NY Vision No. of Units	1,266	1,271	1,287	449	465	480	482	80	89	580
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	32.247	37.206	32.826	27.898	29.253	27.323	20.976	18.227	19.046	15.429
Value at End of Year	39.687	32.247	37.206	32.826	27.898	29.253	27.323	20.976	18.227	19.046
Vision 2007 No. of Units	813	813	813	83	83	128	172	262	262	375

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Mid Cap Stock Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	32.088	33.141	26.210	26.490	26.147	24.609	18.286	15.213	17.032	14.068
Value at End of Year	42.460	32.088	33.141	26.210	26.490	26.147	24.609	18.286	15.213	17.032
Vision No. of Units	102,543	114,523	132,240	152,371	174,882	199,091	225,847	262,821	310,346	345,554
NY Vision No. of Units	11,163	10,049	10,302	10,553	12,637	13,993	14,722	16,271	21,619	25,496
Mid Cap Stock Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	39.653	41.038	32.543	32.967	32.635	30.787	22.940	19.126	21.470	17.782
Value at End of Year	52.336	39.653	41.038	32.543	32.967	32.635	30.787	22.940	19.126	21.470
Vision 2007 No. of Units	3,012	4,263	1,985	1,785	2,883	3,778	12,835	7,587	10,806	11,245
NY Vision 2007 No. of Units	—	—	—	—	—	86	88	122	122	122
Contracts with no Optional Benefits
Value at Start of Year	37.972	39.279	31.133	31.523	31.190	29.408	21.902	18.251	20.478	16.952
Value at End of Year	50.143	37.972	39.279	31.133	31.523	31.190	29.408	21.902	18.251	20.478
Vision No. of Units	31,292	25,113	38,007	39,076	44,343	54,804	63,085	68,491	84,296	83,224
NY Vision No. of Units	5,958	5,958	5,958	5,958	6,008	6,049	6,339	6,339	7,030	6,997
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	38.354	39.774	31.604	32.080	31.820	30.078	22.457	18.760	21.102	17.513
Value at End of Year	50.521	38.354	39.774	31.604	32.080	31.820	30.078	22.457	18.760	21.102
Vision 2007 No. of Units	1,228	1,303	1,424	1,494	1,443	1,480	1,493	2,747	2,918	2,963
NY Vision 2007 No. of Units	8,969	8,969	8,969	8,969	8,969	8,969	9,260	9,260	9,260	9,260
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	29.463	33.599	30.652	25.126	26.452	24.314	18.812	16.001	17.110	—
Value at End of Year	34.643	29.463	33.599	30.652	25.126	26.452	24.314	18.812	16.001	—
Vision No. of Units	48,813	56,800	65,392	70,115	91,568	99,587	111,555	133,810	155,151	—
NY Vision No. of Units	407	1,189	1,189	1,230	1,286	1,486	2,379	2,646	2,745	—
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	28.927	33.019	30.184	24.792	26.157	24.089	18.675	15.917	17.040	14.926
Value at End of Year	33.904	28.927	33.019	30.184	24.792	26.157	24.089	18.675	15.917	17.040
Vision No. of Units	32,848	34,630	42,962	49,670	55,711	70,603	77,499	89,001	105,441	301,131
NY Vision No. of Units	921	960	994	1,034	1,174	1,274	2,005	2,170	2,838	6,909
Money Market Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	11.686	11.701	11.825	12.013	12.213	12.416	12.622	12.832	13.035	13.252
Value at End of Year	11.717	11.686	11.701	11.825	12.013	12.213	12.416	12.622	12.832	13.035
Vision No. of Units	131,759	149,723	185,743	260,731	310,508	347,290	436,259	488,748	604,004	656,771
NY Vision No. of Units	8,385	9,067	10,195	14,350	15,413	13,687	16,716	29,311	18,064	25,044
Money Market Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.036	11.079	11.224	11.417	11.612	11.811	12.013	12.219	12.419	12.632
Value at End of Year	11.038	11.036	11.079	11.224	11.417	11.612	11.811	12.013	12.219	12.419
Vision 2007 No. of Units	107,067	130,603	148,279	170,258	228,062	313,773	544,632	1,302,806	1,044,484	871,118
NY Vision 2007 No. of Units	—	—	—	—	—	167	921	7,859	7,855	14,493
Contracts with no Optional Benefits
Value at Start of Year	11.108	11.145	11.286	11.474	11.664	11.858	12.055	12.255	12.450	12.632
Value at End of Year	11.116	11.108	11.145	11.286	11.474	11.664	11.858	12.055	12.255	12.450
Vision No. of Units	99,322	106,992	129,691	150,468	203,190	204,910	295,995	381,698	498,097	563,953
NY Vision No. of Units	2,698	4,280	4,280	4,419	22,272	22,404	22,497	22,577	34,807	30,650
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.675	10.737	10.900	11.109	11.322	11.539	11.760	11.986	12.206	12.440
Value at End of Year	10.655	10.675	10.737	10.900	11.109	11.322	11.539	11.760	11.986	12.206
Vision 2007 No. of Units	50,817	66,394	77,206	88,074	99,167	121,824	186,464	282,177	384,569	461,720
NY Vision 2007 No. of Units	—	—	750	750	750	750	1,071	1,071	2,910	2,910

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	33.788	33.398	33.898	43.303	38.342
Value at End of Year	—	—	—	—	—	—	33.788	33.398	33.898	43.303
Vision 2007 No. of Units	—	—	—	—	—	—	7,731	10,241	12,722	13,621
NY Vision 2007 No. of Units	—	—	—	—	—	—	92	152	144	450
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	33.968	33.559	34.045	43.469	38.470
Value at End of Year	—	—	—	—	—	—	33.968	33.559	34.045	43.469
Vision No. of Units	—	—	—	—	—	—	56,685	65,006	79,041	85,445
NY Vision No. of Units	—	—	—	—	—	—	2,045	2,834	5,988	7,074
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	33.074	32.758	33.316	42.644	37.834
Value at End of Year	—	—	—	—	—	—	33.074	32.758	33.316	42.644
Vision 2007 No. of Units	—	—	—	—	—	—	3,591	3,501	4,684	4,050
NY Vision 2007 No. of Units	—	—	—	—	—	—	3	3	202	246
Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	24.394	25.281	23.632	23.314	24.561	24.413	26.240	24.927	23.230	21.411
Value at End of Year	25.525	24.394	25.281	23.632	23.314	24.561	24.413	26.240	24.927	23.230
Vision No. of Units	56,164	61,357	71,833	91,642	101,060	115,209	147,227	173,093	192,295	184,324
NY Vision No. of Units	143	143	318	318	1,712	2,794	2,825	2,837	2,462	4,034
Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.107	21.916	20.548	20.308	21.456	21.369	23.041	21.944	20.505	18.939
Value at End of Year	22.013	21.107	21.916	20.548	20.308	21.456	21.369	23.041	21.944	20.505
Vision 2007 No. of Units	24,064	24,755	28,709	29,641	40,441	54,059	55,312	67,253	67,254	67,089
NY Vision 2007 No. of Units	—	—	—	—	—	133	126	85	81	91
Contracts with no Optional Benefits
Value at Start of Year	22.246	23.087	21.635	21.372	22.569	22.466	24.213	23.048	21.526	18.939
Value at End of Year	23.213	22.246	23.087	21.635	21.372	22.569	22.466	24.213	23.048	21.526
Vision No. of Units	25,397	28,295	38,983	48,858	57,936	67,924	68,483	88,671	100,546	128,887
NY Vision No. of Units	—	—	—	—	—	—	2,979	7,299	7,299	7,299
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.416	21.241	19.955	19.761	20.921	20.877	22.556	21.526	20.154	18.652
Value at End of Year	21.250	20.416	21.241	19.955	19.761	20.921	20.877	22.556	21.526	20.154
Vision 2007 No. of Units	3,907	3,893	4,845	4,848	4,078	6,160	9,726	11,097	14,973	21,175
NY Vision 2007 No. of Units	—	—	—	—	—	—	202	202	609	660
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	19.153	20.627	18.527	16.729	18.754	19.021	19.357	17.167	17.167	15.485
Value at End of Year	20.995	19.153	20.627	18.527	16.729	18.754	19.021	19.357	17.167	17.167
Vision No. of Units	21,028	25,590	46,195	55,871	66,959	82,744	102,106	110,926	110,718	106,880
NY Vision No. of Units	—	—	—	—	—	447	1,112	1,201	1,351	1,444
Real Estate Securities Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	50.021	52.683	50.413	47.934	47.461	36.628	37.275	32.321	30.016	23.619
Value at End of Year	63.669	50.021	52.683	50.413	47.934	47.461	36.628	37.275	32.321	30.016
Vision No. of Units	41,422	43,561	47,861	54,065	64,360	80,184	78,874	86,304	98,695	118,594
NY Vision No. of Units	1,105	1,791	4,209	4,227	4,757	4,760	4,762	4,993	5,919	5,921
Real Estate Securities Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	40.510	42.767	41.013	39.100	38.813	30.016	30.646	26.625	24.790	19.566
Value at End of Year	51.411	40.510	42.767	41.013	39.100	38.813	30.016	30.646	26.625	24.790
Vision 2007 No. of Units	532	875	1,463	1,482	1,530	4,394	2,659	5,861	8,259	10,584
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	90	92	104

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Contracts with no Optional Benefits
Value at Start of Year	43.880	46.301	44.381	42.288	41.958	32.431	33.096	28.739	26.745	19.566
Value at End of Year	55.715	43.880	46.301	44.381	42.288	41.958	32.431	33.096	28.739	26.745
Vision No. of Units	5,670	9,584	14,969	16,452	19,070	23,504	24,175	26,928	30,477	46,699
NY Vision No. of Units	221	221	221	221	221	221	1,524	1,524	1,194	1,483
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	39.184	41.450	39.830	38.047	37.844	29.325	30.001	26.116	24.366	19.269
Value at End of Year	49.628	39.184	41.450	39.830	38.047	37.844	29.325	30.001	26.116	24.366
Vision 2007 No. of Units	2,602	2,616	2,649	3,786	3,762	3,836	4,939	5,372	2,427	3,270
Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.630	17.448	16.969	19.046	17.834	16.207	15.112
Value at End of Year	—	—	—	—	16.630	17.448	16.969	19.046	17.834	16.207
Vision No. of Units	—	—	—	—	126,512	147,616	184,544	221,906	235,383	255,189
NY Vision No. of Units	—	—	—	—	8,276	8,541	14,036	19,458	22,081	16,115
Science & Technology Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	37.625	38.489	27.724	26.004	24.779	22.314	15.805	14.549	16.033	13.080
Value at End of Year	51.094	37.625	38.489	27.724	26.004	24.779	22.314	15.805	14.549	16.033
Vision No. of Units	100,363	116,443	128,606	137,385	164,894	176,669	207,842	230,701	288,745	312,478
NY Vision No. of Units	9,669	10,231	14,011	17,364	18,071	19,317	20,423	25,798	24,770	29,707
Science & Technology Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	40.996	42.032	30.359	28.551	27.270	24.612	17.474	16.126	17.823	14.574
Value at End of Year	55.517	40.996	42.032	30.359	28.551	27.270	24.612	17.474	16.126	17.823
Vision 2007 No. of Units	2,416	3,494	2,397	1,645	19,269	2,123	14,606	1,677	4,173	7,045
NY Vision 2007 No. of Units	—	—	—	268	268	472	487	493	486	473
Contracts with no Optional Benefits
Value at Start of Year	32.771	33.582	24.244	22.789	21.756	19.625	13.926	12.846	14.190	11.598
Value at End of Year	44.401	32.771	33.582	24.244	22.789	21.756	19.625	13.926	12.846	14.190
Vision No. of Units	10,427	16,910	18,968	19,655	22,821	38,591	46,196	36,455	48,067	53,054
NY Vision No. of Units	7	13	32	114	172	248	291	329	340	350
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	39.653	40.737	29.483	27.783	26.589	24.045	17.106	15.818	17.518	14.353
Value at End of Year	53.592	39.653	40.737	29.483	27.783	26.589	24.045	17.106	15.818	17.518
Vision 2007 No. of Units	662	513	581	679	687	731	8,284	2,682	2,709	3,074
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	292	292
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.812	11.910	12.039	12.170	12.294	12.356	12.672	12.730	12.592	12.500
Value at End of Year	12.012	11.812	11.910	12.039	12.170	12.294	12.356	12.672	12.730	12.592
Vision No. of Units	107,675	151,845	169,551	186,016	193,192	196,305	255,630	304,932	363,560	436,630
NY Vision No. of Units	4,273	4,144	4,393	4,486	6,235	8,113	13,743	10,383	12,620	13,739
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.561	11.686	11.842	11.991	12.152	12.245	12.589	12.678	12.572	12.500
Value at End of Year	11.727	11.561	11.686	11.842	11.991	12.152	12.245	12.589	12.678	12.572
Vision 2007 No. of Units	15,348	16,292	19,807	26,953	34,700	14,346	105,679	162,217	192,980	230,057
Contracts with no Optional Benefits
Value at Start of Year	11.611	11.731	11.881	12.025	12.181	12.268	12.605	12.689	12.577	12.500
Value at End of Year	11.784	11.611	11.731	11.881	12.025	12.181	12.268	12.605	12.689	12.577
Vision No. of Units	77,862	78,738	109,817	123,423	125,579	118,180	148,667	153,949	205,850	268,771
NY Vision No. of Units	239	29,777	71,665	66,636	67,088	14,005	2,135	2,680	8,711	9,066
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.362	11.508	11.685	11.855	12.039	12.155	12.521	12.636	12.556	12.500
Value at End of Year	11.502	11.362	11.508	11.685	11.855	12.039	12.155	12.521	12.636	12.556
Vision 2007 No. of Units	3,424	3,424	3,424	3,424	3,424	3,424	3,424	13,581	13,581	14,284

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Small Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	27.954	32.088	28.517	23.965	25.532	24.818	18.201	15.939	16.968	13.651
Value at End of Year	34.382	27.954	32.088	28.517	23.965	25.532	24.818	18.201	15.939	16.968
Vision No. of Units	9,047	9,436	12,650	13,006	8,980	14,546	16,166	17,411	17,664	22,325
NY Vision No. of Units	2,770	1,152	1,159	1,167	2,578	2,587	2,595	1,522	1,533	6,372
Small Cap Index Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.739	34.185	30.437	25.635	27.374	26.655	19.588	17.195	18.332	14.780
Value at End of Year	36.500	29.739	34.185	30.437	25.635	27.374	26.655	19.588	17.195	18.332
Vision No. of Units	10,157	9,918	14,109	12,059	9,951	11,063	12,022	13,326	14,786	16,258
NY Vision No. of Units	465	2,772	2,772	2,772	2,772	2,772	3,060	2,595	2,600	2,600
Small Cap Opportunities Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.914	38.843	35.551	30.253	32.431	32.204	23.359	20.326	21.338	16.729
Value at End of Year	40.643	32.914	38.843	35.551	30.253	32.431	32.204	23.359	20.326	21.338
Vision No. of Units	30,740	38,721	40,520	51,077	60,443	63,529	113,210	77,438	84,667	89,184
NY Vision No. of Units	2,222	2,355	2,406	2,521	3,200	4,586	4,671	3,032	3,565	4,028
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	31.778	37.598	34.493	29.421	31.615	31.486	22.888	19.965	21.005	16.518
Value at End of Year	39.133	31.778	37.598	34.493	29.421	31.615	31.486	22.888	19.965	21.005
Vision 2007 No. of Units	2,201	2,258	3,518	3,447	2,373	2,771	4,604	4,629	6,321	6,191
NY Vision 2007 No. of Units	—	—	—	—	—	89	86	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	32.028	37.874	34.729	29.608	31.800	31.655	22.999	20.052	21.086	16.573
Value at End of Year	39.461	32.028	37.874	34.729	29.608	31.800	31.655	22.999	20.052	21.086
Vision No. of Units	14,414	14,794	14,835	15,450	19,139	22,005	24,445	22,293	33,950	35,801
NY Vision No. of Units	824	827	838	849	858	868	1,258	634	662	668
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	30.798	36.511	33.563	28.685	30.886	30.822	22.449	19.622	20.686	16.299
Value at End of Year	37.850	30.798	36.511	33.563	28.685	30.886	30.822	22.449	19.622	20.686
Vision 2007 No. of Units	376	198	205	213	222	232	241	247	253	259
Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457	—
Value at End of Year	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	—
Vision No. of Units	22,141	24,076	25,298	30,879	45,596	47,264	54,120	74,931	77,977	—
NY Vision No. of Units	73	77	82	86	90	95	99	103	338	—
Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series II Shares (units first credited 04-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405	15.381
Value at End of Year	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405
Vision 2007 No. of Units	259	1,088	1,481	275	701	3,011	6,829	8,783	11,423	13,080
NY Vision 2007 No. of Units	—	—	—	—	—	98	99	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457	15.417
Value at End of Year	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457
Vision No. of Units	8,868	8,958	8,936	10,658	12,027	16,886	18,928	18,045	19,099	95,234
NY Vision No. of Units	682	682	682	682	682	682	1,157	1,157	1,157	1,501
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	28.931	31.188	25.170	25.115	28.146	26.725	18.942	16.603	18.197	15.238
Value at End of Year	39.101	28.931	31.188	25.170	25.115	28.146	26.725	18.942	16.603	18.197
Vision 2007 No. of Units	184	—	—	—	—	—	—	274	280	602
NY Vision 2007 No. of Units	—	—	—	—	—	—	112	112	112	112

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	28.303	32.964	32.394	26.909	27.807	26.444	20.223	17.810	17.963	14.509
Value at End of Year	35.153	28.303	32.964	32.394	26.909	27.807	26.444	20.223	17.810	17.963
Vision 2007 No. of Units	2,097	2,667	3,665	8,015	1,424	2,358	26,351	7,498	9,953	13,211
NY Vision 2007 No. of Units	—	—	—	—	—	102	101	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	28.497	33.173	32.584	27.053	27.941	26.559	20.301	17.870	18.014	14.509
Value at End of Year	35.412	28.497	33.173	32.584	27.053	27.941	26.559	20.301	17.870	18.014
Vision No. of Units	39,787	40,767	45,169	53,702	53,669	59,061	64,120	68,287	82,805	80,321
NY Vision No. of Units	4,257	4,543	4,410	4,257	3,715	3,715	3,715	3,715	6,141	6,484
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	32.139	31.647	26.340	27.274	25.989	19.915	17.574	17.761	14.374
Value at End of Year	—	—	32.139	31.647	26.340	27.274	25.989	19.915	17.574	17.761
Vision 2007 No. of Units	—	—	707	707	707	707	707	707	707	1,168
NY Vision 2007 No. of Units	—	—	—	—	—	—	117	117	117	117
Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	39.024	45.576	41.557	31.930	34.387	34.920	26.974	23.582	24.198	20.271
Value at End of Year	48.184	39.024	45.576	41.557	31.930	34.387	34.920	26.974	23.582	24.198
Vision No. of Units	52,886	61,037	69,570	77,748	87,596	89,983	104,601	132,140	169,452	191,716
NY Vision No. of Units	2,515	2,320	2,351	2,390	2,754	2,880	6,126	6,231	7,529	7,873
Small Company Value Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	32.048	37.512	34.293	26.415	28.519	29.044	22.481	19.695	20.275	17.022
Value at End of Year	39.453	32.048	37.512	34.293	26.415	28.519	29.044	22.481	19.695	20.275
Vision 2007 No. of Units	3,735	4,480	6,444	6,944	3,219	3,322	7,229	8,331	7,029	6,569
NY Vision 2007 No. of Units	—	—	—	442	442	442	442	442	442	442
Contracts with no Optional Benefits
Value at Start of Year	36.402	42.587	38.913	29.959	32.329	32.907	25.459	22.293	22.938	17.022
Value at End of Year	44.836	36.402	42.587	38.913	29.959	32.329	32.907	25.459	22.293	22.938
Vision No. of Units	28,623	29,589	35,372	39,489	40,164	45,674	50,601	56,061	61,294	70,398
NY Vision No. of Units	4,714	4,714	4,714	4,714	4,714	4,711	5,010	5,103	5,173	5,734
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	30.999	36.357	33.303	25.704	27.807	28.375	22.007	19.319	19.928	16.764
Value at End of Year	38.085	30.999	36.357	33.303	25.704	27.807	28.375	22.007	19.319	19.928
Vision 2007 No. of Units	642	660	1,256	1,275	629	629	629	629	629	629
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.862	14.751	16.143	13.124
Value at End of Year	—	—	—	—	—	—	—	16.862	14.751	16.143
Vision No. of Units	—	—	—	—	—	—	—	64,459	64,969	79,139
NY Vision No. of Units	—	—	—	—	—	—	—	5,015	5,205	7,571
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.755	14.688	16.107	13.115
Value at End of Year	—	—	—	—	—	—	—	16.755	14.688	16.107
Vision No. of Units	—	—	—	—	—	—	—	8,135	9,385	12,073
NY Vision No. of Units	—	—	—	—	—	—	—	927	932	940
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	21.344	22.852	22.001	21.277	21.371	20.680	20.251	18.244	18.179	12.500
Value at End of Year	23.285	21.344	22.852	22.001	21.277	21.371	20.680	20.251	18.244	18.179
Vision No. of Units	133,306	142,990	157,670	185,668	203,738	231,483	273,088	308,438	343,212	373,346
NY Vision No. of Units	1,561	2,106	2,418	2,949	3,474	4,997	8,498	9,366	6,683	7,413

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	20.840	22.382	21.605	20.932	21.078	20.449	20.076	18.135	18.104	12.500
Value at End of Year	22.691	20.840	22.382	21.605	20.932	21.078	20.449	20.076	18.135	18.104
Vision 2007 No. of Units	1,863	1,926	2,050	3,144	32,669	32,767	32,848	33,350	36,676	38,370
Contracts with no Optional Benefits
Value at Start of Year	20.993	22.536	21.742	21.055	21.190	20.548	20.163	18.205	18.164	15.985
Value at End of Year	22.869	20.993	22.536	21.742	21.055	21.190	20.548	20.163	18.205	18.164
Vision No. of Units	26,022	26,881	30,641	33,427	36,641	40,912	49,042	51,335	55,495	59,150
NY Vision No. of Units	65	65	65	65	65	54	189	333	492	700
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.237	21.779	21.064	20.450	20.633	20.057	19.731	17.859	17.864	12.500
Value at End of Year	21.991	20.237	21.779	21.064	20.450	20.633	20.057	19.731	17.859	17.864
Vision 2007 No. of Units	3,926	3,947	3,969	3,992	4,019	4,046	4,072	4,091	4,108	5,049
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.035	14.306	12.500
Value at End of Year	—	—	—	—	—	—	—	—	15.035	14.306
Vision No. of Units	—	—	—	—	—	—	—	—	31,774	111
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.138	12.409	12.244	12.187	12.390	11.900	12.450	12.500	—	—
Value at End of Year	12.891	12.138	12.409	12.244	12.187	12.390	11.900	12.450	—	—
Vision 2007 No. of Units	25,874	25,745	49,646	51,000	64,953	56,162	50,967	90,375	—	—
NY Vision 2007 No. of Units	—	—	—	—	—	230	225	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.175	12.441	12.269	12.206	12.403	11.907	12.451	12.500	—	—
Value at End of Year	12.937	12.175	12.441	12.269	12.206	12.403	11.907	12.451	—	—
Vision No. of Units	39,253	42,380	44,930	27,538	30,325	3,709	15,513	13,917	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.989	12.281	12.142	12.110	12.336	11.873	12.446	12.500	—	—
Value at End of Year	12.707	11.989	12.281	12.142	12.110	12.336	11.873	12.446	—	—
Vision 2007 No. of Units	24,270	27,110	27,658	50,515	3,492	3,767	4,049	15,231	—	—
NY Vision 2007 No. of Units	—	—	—	—	106	457	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	23.180	22.500	23.348	21.882	21.407	20.218
Value at End of Year	—	—	—	—	—	23.180	22.500	23.348	21.882	21.407
Vision No. of Units	—	—	—	—	—	315,656	391,677	498,407	591,528	688,404
NY Vision No. of Units	—	—	—	—	—	41,195	54,753	58,247	64,025	68,712
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	19.560	19.046	19.814	18.613	18.255	17.288
Value at End of Year	—	—	—	—	—	19.560	19.046	19.814	18.613	18.255
Vision 2007 No. of Units	—	—	—	—	—	156,812	163,040	310,718	296,506	337,833
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	138	134	141
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	19.725	19.197	19.961	18.742	18.372	17.288
Value at End of Year	—	—	—	—	—	19.725	19.197	19.961	18.742	18.372
Vision No. of Units	—	—	—	—	—	226,865	275,801	402,453	474,291	553,678
NY Vision No. of Units	—	—	—	—	—	5,136	7,546	8,060	9,006	12,472
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	19.071	18.608	19.397	18.258	17.943	17.026
Value at End of Year	—	—	—	—	—	19.071	18.608	19.397	18.258	17.943
Vision 2007 No. of Units	—	—	—	—	—	9,751	13,334	14,877	16,076	19,988
NY Vision 2007 No. of Units	—	—	—	—	—	—	682	682	682	682

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total Stock Market Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	22.342	24.089	20.308	18.371	18.796	17.142	13.065	11.500	11.659	10.114
Value at End of Year	28.487	22.342	24.089	20.308	18.371	18.796	17.142	13.065	11.500	11.659
Vision No. of Units	101,991	109,956	123,367	35,434	47,224	46,978	40,906	25,619	29,707	32,350
NY Vision No. of Units	5,553	6,767	6,865	—	—	—	—	—	393	393
Total Stock Market Index Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	28.275	30.556	25.816	23.401	23.991	21.914	16.740	14.772	14.993	13.040
Value at End of Year	35.990	28.275	30.556	25.816	23.401	23.991	21.914	16.740	14.772	14.993
Vision No. of Units	10,968	15,581	19,388	19,371	20,672	15,533	12,898	14,576	15,436	16,455
NY Vision No. of Units	732	732	732	732	732	732	14,116	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	10.992	11.049	11.187	11.342	11.554	11.788	12.022	12.184	12.402	12.500
Value at End of Year	11.121	10.992	11.049	11.187	11.342	11.554	11.788	12.022	12.184	12.402
Vision 2007 No. of Units	125,352	129,925	157,358	251,665	347,927	403,398	86,514	66,511	77,635	13,964
NY Vision 2007 No. of Units	—	—	—	—	—	128	325	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.193	12.405	12.500
Value at End of Year	11.174	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.193	12.405
Vision No. of Units	321,067	410,198	374,763	498,573	415,634	426,558	133,247	66,837	85,993	25,958
NY Vision No. of Units	1,129	—	—	—	—	—	3,836	195	1,020	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.808	10.887	11.044	11.220	11.452	11.707	11.964	12.150	12.392	12.500
Value at End of Year	10.914	10.808	10.887	11.044	11.220	11.452	11.707	11.964	12.150	12.392
Vision 2007 No. of Units	15,487	17,496	11,686	27,882	29,215	17,301	70,657	42,813	55,212	12,708
NY Vision 2007 No. of Units	34,871	—	—	—	115	490	2,490	—	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.303	17.498	16.022	12.703	12.500	—	—
Value at End of Year	—	—	—	—	17.303	17.498	16.022	12.703	—	—
Vision No. of Units	—	—	—	—	285,125	310,362	345,277	376,917	—	—
NY Vision No. of Units	—	—	—	—	4,094	5,074	6,407	7,486	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.178	17.407	15.977	12.682	12.500	—	—
Value at End of Year	—	—	—	—	17.178	17.407	15.977	12.682	—	—
Vision No. of Units	—	—	—	—	8,709	8,937	9,517	11,206	—	—
NY Vision No. of Units	—	—	—	—	403	403	403	403	—	—
Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	30.630	30.870	27.350	24.969	29.781	26.891	22.675	20.285	19.336	17.255
Value at End of Year	—	30.630	30.870	27.350	24.969	29.781	26.891	22.675	20.285	19.336
Vision No. of Units	—	8,769	13,153	15,464	22,079	27,209	28,251	33,861	42,430	45,047
NY Vision No. of Units	—	3,468	3,468	2,764	2,764	2,764	2,788	2,788	3,772	4,030
Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	42.750	43.166	38.318	35.043	41.923	37.914	32.027	28.725	27.401	24.516
Value at End of Year	—	42.750	43.166	38.318	35.043	41.923	37.914	32.027	28.725	27.401
Vision No. of Units	—	2,953	3,307	4,049	4,612	5,732	6,441	6,711	7,840	12,069
NY Vision No. of Units	—	—	—	—	—	—	220	220	220	220
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	46.619	40.941	45.685	42.291	31.754	27.494	27.680	23.025
Value at End of Year	—	—	—	46.619	40.941	45.685	42.291	31.754	27.494	27.680
Vision No. of Units	—	—	—	74,122	79,868	87,948	102,751	117,736	146,557	164,983
NY Vision No. of Units	—	—	—	7,161	6,957	7,111	6,786	6,850	6,922	7,385

Vision Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	32.589	28.683	32.103	29.791	22.428	19.470	19.639	16.379
Value at End of Year	—	—	—	32.589	28.683	32.103	29.791	22.428	19.470	19.639
Vision 2007 No. of Units	—	—	—	592	592	3,560	3,307	6,125	4,886	6,292
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	—	186	186
Contracts with no Optional Benefits
Value at Start of Year	—	—	33.240	29.241	32.712	30.340	22.831	19.809	19.971	16.379
Value at End of Year	—	—	—	33.240	29.241	32.712	30.340	22.831	19.809	19.971
Vision No. of Units	—	—	—	6,846	8,130	8,372	9,612	12,390	15,011	23,242
NY Vision No. of Units	—	—	—	973	973	967	1,043	1,124	1,212	1,329
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	31.648	27.910	31.302	29.105	21.956	19.098	19.302	16.130
Value at End of Year	—	—	—	31.648	27.910	31.302	29.105	21.956	19.098	19.302
Vision 2007 No. of Units	—	—	—	2,709	2,709	2,709	2,709	2,709	2,709	2,709
NY Vision 2007 No. of Units	—	—	—	—	—	—	266	266	266	266

To obtain a free copy of the Venture Vision® Variable Annuity Statement of Additional Information dated April 27, 2020, please contact our Annuities Service Center.

Statement of Additional Information
Dated April 27, 2020
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectuses Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	PO Box 55445 Boston, MA 02205-5445 www.jhannuities.com

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Accumulation Unit Value Tables
The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2019, 2018 and 2017, were $191,144,402, $210,202,441, and $223,192,582, respectively.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Wwners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
2

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2019) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:
Name of Firm
DISTRIBUTOR
Edward Jones Co., L.P.
LPL Financial Corp.
Morgan Stanley Smith Barney Network
UBS Financial Services, Inc.
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
3

Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
Additional Information on Section 403(b)
Plans or Tax-Sheltered Annuities
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
These amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Restrictions under the Texas Optional Retirement Program
Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:
•	termination of employment in all Texas public institutions of higher education;
4

•	retirement;
•	death; or
•	the participant’s turning age 70½.
Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
5

Appendix A: Audited Financial Statements
A-1

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$47,193	$44,556
Stocks:
Preferred stocks	15	14
Common stocks	1,050	918
Investments in affiliates	2,824	2,913
Mortgage loans on real estate	11,647	12,085
Real estate:
Company occupied	161	162
Investment properties	4,045	3,851
Cash, cash equivalents and short-term investments	3,816	2,988
Policy loans	2,888	2,788
Derivatives	13,049	8,511
Receivable for collateral on derivatives	154	-
Receivable for securities	2	1
Other invested assets	9,487	9,728
Total cash and invested assets	96,331	88,515
Investment income due and accrued	701	583
Premiums due	77	65
Amounts recoverable from reinsurers	216	232
Funds held by or deposited with reinsured companies	3,042	3,188
Other reinsurance receivable	225	575
Amounts due from affiliates	246	244
Other assets	1,720	2,423
Assets held in separate accounts	140,747	124,131
Total admitted assets	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$65,942	$64,047
Policyholders’ and beneficiaries’ funds	2,260	2,395
Consumer notes	138	154
Dividends payable to policyholders	376	393
Policy benefits in process of payment	456	445
Other amount payable on reinsurance	545	845
Other policy obligations	46	46
Total policy and contract obligations	69,763	68,325
Payable to parent and affiliates	1,934	1,309
Transfers to (from) separate account, net	(323)	(311)
Asset valuation reserve	2,798	1,981
Reinsurance in unauthorized companies	190	1
Funds withheld from unauthorized reinsurers	161	336
Interest maintenance reserve	1,557	1,373
Net deferred tax liability	101	77
Derivatives	7,297	3,719
Payables for collateral on derivatives	828	1,559
Payables for securities	520	29
Funds held under coinsurance	8,074	7,376
Other general account obligations	1,182	1,181
Obligations related to separate accounts	140,747	124,131
Total liabilities	234,829	211,086

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized;
100,000 shares issued and outstanding at December 31, 2019 and 2018)	-	-
Common stock (par value $1; 50,000,000 shares authorized;
4,728,940 shares issued and outstanding at December 31, 2019 and 2018)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	4,667	5,061
Total capital and surplus	8,476	8,870
Total liabilities and capital and surplus	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,948	$5,816	$18,286
Consideration for supplementary contracts with life contingencies	145	132	176
Net investment income	4,406	4,665	4,426
Amortization of interest maintenance reserve	151	179	195
Commissions and expense allowance on reinsurance ceded	638	468	1,963
Reserve adjustment on reinsurance ceded	(7,575)	(7,820)	(12,621)
Separate account administrative and contract fees	1,711	1,786	1,772
Other revenue	145	193	347
Total premiums and other revenues	14,569	5,419	14,544

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,851	12,322	12,693
Annuity benefits	1,122	1,735	1,788
Disability and long-term care benefits	853	801	738
Interest and adjustments on policy or deposit-type funds	32	(52)	(318)
Payments on supplementary contracts with life contingencies	207	203	199
Increase (decrease) in life and long-term care reserves	1,863	(5,078)	1,979
Total benefits paid or provided	16,928	9,931	17,079

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,052	1,078	1,091
General expenses	1,041	1,186	1,039
Insurance taxes, licenses and fees	159	167	138
Net transfers to (from) separate accounts	(7,050)	(7,616)	(8,706)
Investment income ceded	1,577	1,052	878
Other deductions	20	(459)	153
Total insurance expenses and other deductions	(3,201)	(4,592)	(5,407)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	842	80	2,872
Dividends to policyholders	110	111	124
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	732	(31)	2,748
Federal income tax expense (benefit)	(286)	(725)	446
Income (loss) from operations before net realized capital gains (losses)	1,018	694	2,302

Net realized capital gains (losses)	198	340	(403)
Net income (loss)	$1,216	$1,034	$1,899

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$5	$3,196	$585	$2,368	$6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)
Balances at December 31, 2017	5	3,219	585	4,300	8,109

Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	$5	$3,219	$585	$4,667	$8,476

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$15,079	$13,901	$18,819
Net investment income received	4,394	4,828	4,603
Separate account fees	1,711	1,786	1,772
Commissions and expenses allowance on reinsurance ceded	638	468	1,963
Miscellaneous income	207	668	374
Benefits and losses paid	(23,052)	(22,601)	(28,091)
Net transfers from (to) separate accounts	7,038	7,670	8,763
Commissions and expenses (paid) recovered	(3,467)	(3,763)	(3,040)
Dividends paid to policyholders	(127)	(126)	(138)
Federal and foreign income and capital gain taxes (paid) recovered	677	(617)	(846)
Net cash provided by (used in) operating activities	3,098	2,214	4,179
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	15,032	22,532	19,287
Stocks	142	566	317
Mortgage loans on real estate	1,698	880	885
Real estate	106	2,507	986
Other invested assets	1,558	2,066	624
Net gains (losses) on cash, cash equivalents and short term investments	1	(4)	4
Total investment proceeds	18,537	28,547	22,103
Cost of investments acquired:
Bonds	17,230	25,992	21,195
Stocks	105	114	459
Mortgage loans on real estate	1,261	1,975	1,179
Real estate	359	213	415
Other invested assets	1,354	2,530	1,680
Derivatives	139	12	46
Total cost of investments acquired	20,448	30,836	24,974
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(395)	(547)	217
Net (increase) decrease in policy loans	(100)	(62)	(4)
Net cash provided by (used in) investment activities	(2,406)	(2,898)	(2,658)
Financing and miscellaneous activities
Surplus notes	-	-	-
Borrowed funds	(10)	(42)	(164)
Net deposits (withdrawals) on deposit-type contracts	(135)	(288)	(34)
Dividend paid to Parent	(845)	(600)	(900)
Other cash provided (applied)	1,126	471	(171)
Net cash provided by (used in) financing and miscellaneous activities	136	(459)	(1,269)
Net increase (decrease) in cash, cash equivalents and short-term investments	828	(1,143)	252
Cash, cash equivalents and short-term investments at beginning of year	2,988	4,131	3,879
Cash, cash equivalents and short-term investments at end of year	$3,816	$2,988	$4,131
Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$(109)	$7,873	$33
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	109	(7,873)	16
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	-	(49)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

●	The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $ 1,032 million and $ 1,212 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

●	Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principle-based reserving (“PBR”) method use assumptions as outlined in the Company’s PBR Actuarial Report.

●	Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

●	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

●	Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●	From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●	Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values. The Company is currently assessing the impact of adopting the Valuation Manual (“VM”) guideline VM-21 – Requirements for Principle-Based Reserves for Variable Annuities for the full in-force block in 2020.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 16% of the Company’s aggregate reserve for life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2019 and 2018, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and 2019. As of January 1, 2020, PBR will be implemented for all new life insurance contracts. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795
Total bonds	$47,193	$5,528	$(110)	$52,611

December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817
Total bonds	$44,556	$2,472	$(979)	$46,049

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$499	$551
Due after one year through five years	5,720	5,882
Due after five years through ten years	8,302	8,942
Due after ten years	26,476	30,441
Mortgage-backed and asset-backed securities	6,196	6,795
Total	$47,193	$52,611

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$211	$265
Bonds and cash pledged in support of exchange-traded futures	344	362
Bonds and cash pledged in support of cleared interest rate swaps	880	337
Total fair value	$1,435	$964
At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,755	2,508
Total carrying value	$2,862	$2,615

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $2,412 million and $2,856 million, with an aggregate fair value of $2,508 million and $2,830 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)
Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

At December 31, 2019 and 2018, there were 172 and 1,383 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $29 million and $43 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $27 million, $72 million, and $3 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 4 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2019, 2018 and 2017 was $0 million, $0 million, and $3 million, respectively. There were 1, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2019, 2018 and 2017, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$12,389	$28,102	$17,663
Realized gross gains	356	729	557
Realized gross losses	(50)	(407)	(33)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the company seeded certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913
Total stocks	$2,394	$1,482	$(30)	$3,846

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 120 and 309 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $4 million and $3 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $7 million, $11 million, and $2 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 132, 95, and 81 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,863	East North Central	$1,453
Industrial	752	East South Central	276
Office buildings	3,073	Middle Atlantic	1,700
Retail	3,263	Mountain	538
Agricultural	-	New England	633
Agribusiness	223	Pacific	3,710
Mixed use	7	South Atlantic	2,275
Other	1,470	West North Central	325
Allowance	(4)	West South Central	737
		Canada / Other	4
		Allowance	(4)
Total mortgage loans on real estate	$11,647	Total mortgage loans on real estate	$11,647

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)
Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

The aggregate mortgages outstanding to any one borrower do not exceed $378 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 3.40% and 3.40% for agricultural loans and 6.38% and 2.84% for commercial loans. The Company issued no purchase money mortgages in 2019 and 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2019, 2018 and 2017, respectively. The average recorded investment in impaired loans was $39 million, $56 million, and $31 million at December 31, 2019, 2018 and 2017, respectively. The Company recognized $3 million, $4 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$335	$279
AA	2,845	2,814
A	5,169	5,505
BBB	3,145	3,370
BB	147	61
B and lower and unrated	6	56
Total	$11,647	$12,085

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$239	$236
Properties held for the production of income	4,996	4,730
Properties held for sale	-	-
Less accumulated depreciation	(1,029)	(953)
Total	$4,206	$4,013

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $97 million, $39 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2019, 2018 and 2017, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2019 or 2018.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2019 and 2018, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2019 and 2018.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2019 or 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$2,117	$2,279	$2,146
Preferred stocks	-	-	-
Common stocks	125	126	23
Mortgage loans on real estate	569	594	610
Real estate	432	638	704
Policy loans	188	175	176
Cash, cash equivalents and short-term investments	45	38	33
Other invested assets	920	1,069	1,014
Derivatives	519	427	483
Other income	-	(21)	12
Total investment income	4,915	5,325	5,201

Expenses
Investment expenses	(331)	(424)	(509)
Investment taxes, licenses and fees, excluding federal income taxes	(51)	(76)	(93)
Investment interest expense	(42)	(48)	(50)
Depreciation on real estate and other invested assets	(85)	(112)	(123)
Total investment expenses	(509)	(660)	(775)
Net investment income	$4,406	$4,665	$4,426

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2019	2018	2017
(in millions)
Realized capital gains (losses)	$735	$730	$722
Less amount transferred to the IMR (net of related tax benefit (expense) of $(89) in 2019, $2 in 2018, and $(475) in 2017)	336	(6)	882
Realized capital gains (losses) before tax	399	736	(160)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	396	243
Net realized capital gains (losses)	$198	$340	$(403)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-
Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122
Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5
Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6
Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188
Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recorded unrealized gains (losses) of $278 million, $231 million, and $402 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 27 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(171)	$(193)	$(805)
Interest rate treasury locks	916	(417)	841
Interest rate options	89	(35)	(73)
Interest rate futures	(379)	212	-
Foreign currency swaps	18	-	6
Foreign currency forwards	(2)	6	(11)
Foreign currency futures	5	(11)	-
Equity total return swaps	(15)	9	3
Equity index options	177	(133)	102
Equity index futures	(169)	121	-
Credit default swaps	-	-	-
Total net unrealized capital gain (loss)	$469	$(441)	$63

Net realized capital gain (loss):
Interest rate swaps	$11	$(225)	$874
Interest rate treasury locks	428	43	34
Interest rate options	(17)	(5)	(3)
Interest rate futures	873	(411)	273
Foreign currency swaps	6	4	4
Foreign currency forwards	21	(16)	16
Foreign currency futures	18	61	(111)
Equity total return swaps	(17)	(2)	(9)
Equity index options	(1)	49	22
Equity index futures	(944)	157	(1,104)
Credit default swaps	1	-	-
Total net realized capital gain (loss)	$379	$(345)	$(4)
Total gain (loss) from derivatives in other hedging relationships	$848	$(786)	$59

The table above does not include unrealized gains (losses) of $17 million, ($28) million, $9 million and realized gains (losses) of $6 million, $12 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $36 million, ($229) million, and $872 million (including $23 million, ($226) million, and $874 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2019 and 2018.

The Company held no purchased credit protection at December 31, 2019 and 2018. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company accepted collateral consisting of cash of $828 million and $1,559 million, and various securities with a fair value of $6,105 million and $3,280 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2020	$98
2021	-
2022	-
2023	-
Thereafter	-
Total Future Settled Premiums	$98

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$66	$(48)	$17
Current Year	$98	$64	$162

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2019 and 2018, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $310 million and $266 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2019 and 2018, the equity total return swap agreements with MLI had a fair value of $17 million and ($14) million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with JHRECO.  The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the IMR and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●	Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●	Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-
Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	31	31	-	25	6	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	918	918	807	-	111	-
Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	8,450	8,450	-	8,035	415	-
Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	3,716	3,716	-	3,591	125	-
Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148
Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367
Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28
Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries’ funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240
Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,429 million and $2,439 million at December 31, 2019 and 2018, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89

Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111

Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6
Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134
Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134

Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844
Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$20,649	$20,067	$20,392
Assumed	519	603	605
Ceded	(6,220)	(14,854)	(2,711)
Net	$14,948	$5,816	$18,286
Benefits to policyholders ceded	$(15,433)	$(15,881)	$(16,741)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,603 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(233)	$(219)	$(224)
Premiums assumed	93	88	91
Benefits ceded	(601)	(594)	(636)
Benefits assumed	240	238	254

Other reinsurance receivable (payable)	-	-	(1)
Funds held by or deposited with reinsured companies	3,038	3,183	3,316

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(2,792)	$(3)
Benefits ceded, net	(623)	(541)	(418)
Other reinsurance receivable	81	96	68
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus.  Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016.   The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2019	2018
(in millions)
Premiums ceded, net	$-	$(5,317)
Benefits ceded, net	(474)	(134)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	45	20
Other amounts payable on reinsurance	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. On May 29, 2019, the State of Michigan Department of Insurance and Financial Services (“DFIS”) revoked SRUS status as an accredited reinsurer in Michigan. As of December 31, 2019, the Company has established full provisions to offset the reserve credit and net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(159)	$(167)	$(177)
Benefits ceded, net	(396)	(408)	(424)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	39	46
Other amounts payable on reinsurance	3	5	4
Treaty settlement received (paid)*	207	208	227

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(510)	$(501)	$(256)
Premiums ceded, impact of treaty recaptured	-	-	3,718
Benefits ceded	(615)	(573)	(782)

Other reinsurance receivable	-	13	2
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	7,771	7,131	7,048
Treaty settlement received (paid)*	5	20	(8)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the pay-out annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,306 million and $9,038 million at December 31, 2019 and 2018, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,766 million and $7,131 million at December 31, 2019 and 2018, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(3,243)	$(3,763)	$(3,320)
Benefits ceded	(10,026)	(10,700)	(11,653)

Other reinsurance receivable	7	185	25
Other amounts payable on reinsurance	367	660	389
Funds withheld from unauthorized reinsurers	16	7	-
Funds held under coinsurance	81	143	141
Treaty settlement received (paid)*	(448)	178	480

* Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,063 million and $1,989 million as a coinsurance reserve and JHUSA holds $249 million and $420 million as a modified coinsurance reserve at December 31, 2019 and 2018, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to Actuarial Guideline 43 (“AG 43”). The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $16 million and $7 million at December 31, 2019 and 2018, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(102)	$(133)	$(255)
Benefits ceded	(623)	(595)	(545)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	7	7	7
Funds withheld from unauthorized reinsurers	145	329	66
Treaty settlement received (paid)*	(30)	(30)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(27)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(22)	(19)
Benefits assumed	19	19	22

Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	4	5	7
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)*	(22)	(23)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(150)	$(135)	$(373)
Premiums assumed	-	-	-
Benefits ceded	(22)	(17)	(14)
Benefits assumed	-	-	-

Other reinsurance receivable	7	-	-
Other amounts payable on reinsurance	-	22	18
Funds held under coinsurance	222	102	50
Treaty settlement received (paid)*	(6)	(68)	(55)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2019.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(140)	$2	$(138)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(140)	2	(138)
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	(140)	2	(138)
(f) Deferred tax liabilities	(139)	25	(114)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(1)	$(23)	$(24)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2019. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(7)	$(7)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(295)	-	(295)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(295)	-	(295)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(59)	-	(59)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	155	9	164
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(140)	$2	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	845%	800%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,461	$8,854

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(140)	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(140)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(286)	$(725)	$439
(b) Foreign	-	-	-
(c) Subtotal	(286)	(725)	439
(d) Federal income tax on net capital gains	201	396	(195)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(85)	$(329)	$244

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	665	654	11
(4) Investments	80	72	8
(5) Deferred acquisition costs	462	412	50
(6) Policyholder dividends accrual	49	53	(4)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	34	(2)
(9) Pension accrual	18	17	1
(10) Receivables - nonadmitted	59	54	5
(11) Net operating loss carryforward	-	35	(35)
(12) Tax credit carry-forward	121	333	(212)
(13) Other (including items <5% of total ordinary tax assets)	48	10	38
(99) Subtotal	$1,534	$1,674	$(140)

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,413	$1,553	$(140)

(e) Capital:
(1) Investments	$69	$67	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$69	$67	$2

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$67	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$1,482	$1,620	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,100	$1,150	$(50)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	12	9	3
(4) Policyholder reserves	256	324	(68)
(5) Other (including items <5% of total ordinary tax liabilities)	103	127	(24)
(99) Subtotal	$1,489	$1,628	$(139)
(b) Capital:
(1) Investments	$94	$69	$25
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$94	$69	$25

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,583	$1,697	$(114)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(101)	$(77)	$(24)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$1,482	$1,620	$(138)
Total deferred tax liabilities	1,583	1,697	(114)
Net deferred tax assets (liabilities)	$(101)	$(77)	$(24)
Tax effect of unrealized gains and losses			(126)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			182
Change in net deferred income taxes			$(78)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$221	$(7)	$962
Net realized capital gains (losses) before IMR at statutory rate	87	153	253
Change in nonadmitted assets	-	-	-
Reinsurance	(49)	77	22
Valuation allowance	-	-	-
Tax-exempt income	(22)	1	(22)
Nondeductible expenses	2	2	1
Foreign tax expense gross up	6	5	8
Amortization of IMR	(32)	(138)	(68)
Tax recorded in surplus	(11)	14	68
Dividend received deduction	(134)	(159)	(184)
Investment in subsidiaries	(16)	(18)	(25)
Prior year adjustment	(19)	(69)	(151)
Tax credits	(27)	(23)	(24)
Change in tax reserve	(13)	33	4
Pension	-	-	-
Tax rate change	-	(185)	570
Other	-	2	1
Total	$(7)	$(312)	$1,415

Federal and foreign income taxes incurred	$(286)	$(725)	$446
Capital gains tax	201	396	243
Change in net deferred income taxes	78	17	726
Total statutory income tax expense (benefit)	$(7)	$(312)	$1,415

As of December 31, 2019, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
			$121

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $323 million for the years 2019, 2018 and 2017 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.

John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $52 million and ($47) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$108	$60
Additions based on tax positions related to the current year	1	2
Payments	-	-
Additions for tax positions of prior years	-	48
Reductions for tax positions of prior years	(38)	(2)
Balance at end of year	$71	$108

Included in the balances as of December 31, 2019 and 2018, are $71 million and $108 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018, are $0 million and ($1) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, ($3) million, and ($10) million of interest expense / (benefit) for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had approximately $7 million and $6 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $34 million, all of which was recorded as a current tax recoverable. The Company expects to recover the remaining balance by 2021.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2019, 2018 and 2017, the Company paid ordinary dividends of $845 million, $600 million and $807 million and extraordinary dividends of $0 million, $0 million, and $93 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2019. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2019, 2018 and 2017. Total interest paid through December 31, 2019 was $846 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $5 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid through December 31, 2019 was $29 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $216 million, $296 million, and $347 million, respectively, for the years ended December 31, 2019, 2018 and 2017.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $744 million, $748 million, and $767 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $22 million, $28 million, and $31 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $77 million, $83 million, and $72 million from JHD, $100 million, $100 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $251 million, $404 million, and $231 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $1 million, and $10 million from CLA CRE Opportunity Fund I LP and $0 million, $27 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $586 million and $572 million at December 31, 2019 and 2018, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2019	2018
(In millions)

The Manufacturers Investment Corporation	$320	$66
John Hancock Financial Corporation	89	113
Manulife Reinsurance Limited	27	17
Manulife Reinsurance (Bermuda) Ltd.	229	141
Manulife (Michigan) Reassurance Company	7	6
John Hancock Life & Health Insurance Company	228	159
John Hancock Reassurance Company, Ltd.	65	91
John Hancock Life Insurance Company New York	520	293
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	25
John Hancock Subsidiaries LLC	18	24
John Hancock Insurance Agency, Inc.	6	5
Essex Corporation	1	1
John Hancock Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	-	-
John Hancock Realty Advisors	3	6
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	41	47
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	35
Hancock Capital Investment Management LLC	8	15
John Hancock RPS, LLC	49	41
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	19	11
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	45
Hancock Natural Resource Group, Inc.	35	68
Hancock Forest Management, Inc.	6	5
John Hancock Personal Financial Services, LLC	2	1
John Hancock Funding Company LLC	(4)	(9)
Total	$1,788	$1,221

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $357 million, purchase other invested assets of $1,988 million, purchase real estate of $48 million, and issue agricultural and commercial mortgages of $22 million at December 31, 2019. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2020.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2020	$8
2021	5
2022	3
2023	2
2024	2
Thereafter	14
Total	$34

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%
Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%
Total (gross)	19,262	507	125,004	144,773	100%
Reinsurance ceded	10,116	-	-	10,116
Total (net)	$9,146	$507	$125,004	$134,657
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%
Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%
Total (gross)	20,038	544	110,692	131,274	100%
Reinsurance ceded	10,830	-	-	10,830
Total (net)	$9,208	$544	$110,692	$120,444
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	6,018	5,911	6,692	-	-	-
(3) Universal Life with Secondary Guarantees	14,070	12,258	24,355	-	-	-
(4) Indexed Universal Life	878	627	869	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	829	706	735	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	17,608	17,608	18,733	-	-	-
(8) Variable Life	-	-	23	1,957	1,927	1,957
(9) Variable Universal Life	2,963	2,944	3,054	12,947	12,647	12,697
(10) Miscellaneous Reserves	-	-	4,947	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,062	-	-	-
(2) Accidental Death Benefits	-	-	9	-	-	-
(3) Disability - Active Lives	-	-	43	-	-	-
(4) Disability - Disabled Lives	-	-	148	-	-	-
(5) Miscellaneous Reserves	-	-	320	-	-	-
C. Total (gross: direct + assumed)	$42,366	$40,054	$62,990	$14,904	$14,574	$14,654
D. Reinsurance Ceded	9,223	9,150	19,466	-	-	-
E. Total (net) (C) - (D)	$33,143	$30,904	$43,524	$14,904	$14,574	$14,654

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	5,772	5,747	6,360	-	-	-
(3) Universal Life with Secondary Guarantees	14,095	12,073	23,536	-	-	-
(4) Indexed Universal Life	138	124	126	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	1,055	782	901	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	18,005	18,005	19,155	-	-	-
(8) Variable Life	-	-	24	1,708	1,678	1,708
(9) Variable Universal Life	2,943	2,914	2,992	10,927	10,569	10,675
(10) Miscellaneous Reserves	-	-	5,167	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,019	-	-	-
(2) Accidental Death Benefits	-	-	10	-	-	-
(3) Disability - Active Lives	-	-	46	-	-	-
(4) Disability - Disabled Lives	-	-	155	-	-	-
(5) Miscellaneous Reserves	-	-	364	-	-	-
C. Total (gross: direct + assumed)	$42,008	$39,645	$61,855	$12,635	$12,247	$12,383
D. Reinsurance Ceded	9,543	9,442	19,760	-	-	-
E. Total (net) (C) - (D)	$32,465	$30,203	$42,095	$12,635	$12,247	$12,383

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2019	2018	2019	2018
Group Annuity Contracts (401K)	$91,376	$78,443	$-	$-
Variable and Fixed Annuities	30,453	29,250	20	21
Life Insurance	15,022	12,771	-	-
Fixed Products - Institutional and stable value fund	2,009	1,743	-	-
Fixed Products - Retail	28	26	324	351
Investments - Funds	1,515	1,526	-	-
Total	$140,403	$123,759	$344	$372

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59

The Company had the following variable annuities with guaranteed benefits:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$30,730	$29,577
Amount of reserve held	1,000	1,230
Net amount at risk - gross	4,670	7,778
Weighted average attained age	70	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●	Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●	In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●	In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$26,688	$24,071
Balanced	8,787	8,365
Bonds	5,634	5,615
Money Market	360	517
Total	$41,469	$38,568

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$-	$14,538	$14,538	$-	$14,007	$14,007
Reserves for accounts with assets at:
Fair value	507	139,658	140,165	544	123,076	123,620
Amortized cost	-	-	-	-	-	-
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$302	$1,567	$1,869	$337	$1,385	$1,722
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,240	1,240	-	1,329	1,329
At fair value	-	134,458	134,458	-	118,543	118,543
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,204	2,204	-	1,671	1,671
Subtotal	302	139,469	139,771	337	122,928	123,265
Not subject to discretionary withdrawal	205	189	394	207	148	355
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017

(in millions)
Transfers to separate accounts	$16,277	$15,071	$17,679
Transfers from separate accounts	23,327	22,687	26,385
Net transfers to (from) separate accounts	$(7,050)	$(7,616)	$(8,706)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $26 million, and $34 million in 2019, 2018 and 2017, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2019, 2018 and 2017, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $313 million and $308 million at December 31, 2019 and 2018, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2019, 2018 and 2017, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2019 and 2018 was $127 million and $108 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2019 and 2018 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2019, 2018 and 2017, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2019, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2019, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2019, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2019. At December 31, 2019, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2019, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2019, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $4 million and $3 million for the years ended December 31, 2019 and 2018.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019 and 2018 was $138 million and $154 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $4 million, $10 million, and $11 million in 2019, 2018 and 2017, respectively. Interest paid amounted to $6 million, $8 million, and $11 million in 2019, 2018 and 2017, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $0 million, and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $0 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $1 million, and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2019 and 2018, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

December 31, 2018
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$572	$526	$300
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$572	$526	$300

December 31, 2018
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2019 was $300 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2019	2018
(in millions)

Assets:
Bonds	$2,145	$2,222
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	429	327
Real estate	668	661
Cash, cash equivalents and short-term investments	5	332
Policy loans	1,780	1,734
Other invested assets	437	407
Total cash and invested assets	5,464	5,683
Investment income due and accrued	113	110
Premiums due	4	4
Net deferred tax asset	35	32
Other closed block assets	7	372
Total closed block assets	$5,623	$6,201
Obligations:
Policy reserves	5,346	5,407
Policyholders’ and beneficiaries’ funds	56	58
Dividends payable to policyholders	295	304
Policy benefits in process of payment	65	61
Other policy obligations	2	6
Other closed block obligations	192	663
Total closed block obligations	$5,956	$6,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company expects to record an increase in pre-tax income of approximately $130 to $160 million comprised of the cash payment and the reversal of provisions previously established for the term coinsurance business.

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2019

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John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2019

2 of 80

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Separate Account") as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2019, the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 26, 2020

3 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Lifestyle Growth Portfolio Series I
500 Index Fund Series II	Lifestyle Growth Portfolio Series II
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Moderate Portfolio Series I
Active Bond Trust Series II	Lifestyle Moderate Portfolio Series II
American Asset Allocation Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Asset Allocation Trust Series II	Managed Volatility Aggressive Portfolio Series II
American Asset Allocation Trust Series III	Managed Volatility Balanced Portfolio Series I
American Global Growth Trust Series II	Managed Volatility Balanced Portfolio Series II
American Global Growth Trust Series III	Managed Volatility Conservative Portfolio Series I
American Growth Trust Series II	Managed Volatility Conservative Portfolio Series II
American Growth Trust Series III	Managed Volatility Growth Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Growth Portfolio Series NAV
American Growth-Income Trust Series III	Managed Volatility Moderate Portfolio Series I
American International Trust Series II	Managed Volatility Moderate Portfolio Series II
American International Trust Series III	Mid Cap Index Trust Series I
Basic Value Focus	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series I	Mid Cap Stock Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Trust Series I	Mid Value Trust Series I
Capital Appreciation Trust Series II	Mid Value Trust Series II
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series I	Money Market Trust Series II
Core Bond Trust Series II	Money-Market Trust Series NAV
DWS Equity 500 Index	Mutual Shares Trust Series I
Emerging Markets Value Trust Series II	PIMCO All Asset
Emerging Markets Value Trust Series NAV	Real Estate Securities Trust Series I
Equity Income Trust Series I	Real Estate Securities Trust Series II
Equity Income Trust Series II	Science & Technology Trust Series I
Financial Industries Trust Series I	Science & Technology Trust Series II
Financial Industries Trust Series II	Select Bond Trust Series I
Fundamental All Cap Core Trust Series II	Select Bond Trust Series II
Fundamental Large Cap Value Trust Series I	Short Term Government Income Trust Series I
Fundamental Large Cap Value Trust Series II	Short Term Government Income Trust Series II
Global Allocation	Small Cap Index Trust Series I
Global Bond Trust Series I	Small Cap Index Trust Series II
Global Bond Trust Series II	Small Cap Opportunities Trust Series I
Global Trust Series I	Small Cap Opportunities Trust Series II
Global Trust Series II	Small Cap Stock Trust Series I
Health Sciences Trust Series I	Small Cap Stock Trust Series II
Health Sciences Trust Series II	Small Cap Value Trust Series I
High Yield Trust Series I	Small Cap Value Trust Series II
High Yield Trust Series II	Small Company Value Trust Series I

4 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

International Equity Index Series I	Small Company Value Trust Series II
International Equity Index Series II	Strategic Income Opportunities Trust Series I
International Equity Index Series NAV	Strategic Income Opportunities Trust Series II
International Small Company Trust Series I	Total Bond Market Series Trust NAV
International Small Company Trust Series II	Total Bond Market Trust Series II
International Value Trust Series I	Total Stock Market Index Trust Series I
International Value Trust Series II	Total Stock Market Index Trust Series II
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series II	Ultra Short Term Bond Trust Series II
Lifestyle Aggressive Portfolio Series I	Value Opportunities
Lifestyle Aggressive Portfolio Series II
Lifestyle Balanced Portfolio Series I
Lifestyle Balanced Portfolio Series II
Lifestyle Conservative Portfolio Series I
Lifestyle Conservative Portfolio Series II

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						American Asset
	500 Index Fund	500 Index Fund	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets

Investments at fair value	$142,076,585	$62,607,548	$187,146,562	$25,396,484	$124,666,861	$113,207,868

Units outstanding	4,842,937	2,242,750	6,219,636	1,211,899	6,289,837	4,962,883
Unit value	$29.34	$27.92	$30.09	$20.96	$19.82	$22.81
Shares	3,754,667	1,653,223	4,945,734	2,594,125	12,708,141	8,999,036
Cost	$103,558,190	$48,443,101	$109,929,751	$25,323,352	$123,312,916	$115,978,285

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Asset	American Asset	American Global	American Global
	Allocation Trust	Allocation Trust	Growth Trust Series	Growth Trust Series	American Growth	American Growth
	Series II	Series III	II	III	Trust Series II	Trust Series III
Total Assets

Investments at fair value	$900,003,726	$122,258,625	$151,504,471	$29,729,771	$535,195,068	$90,207,971

Units outstanding	41,210,803	4,588,427	5,857,465	966,792	11,473,883	2,594,074
Unit value	$21.84	$26.64	$25.87	$30.75	$46.64	$34.77
Shares	71,542,427	9,718,492	9,215,600	1,809,481	30,740,670	5,175,443
Cost	$863,327,572	$120,110,794	$135,135,812	$26,315,449	$553,737,237	$94,084,202

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American Growth-	American Growth-	American	American
	Income Trust Series	Income Trust Series	Income Trust Series	International Trust	International Trust
	I	II	III	Series II	Series III	Basic Value Focus
Total Assets

Investments at fair value	$112,835,221	$441,928,219	$201,783,478	$270,479,924	$36,565,330	$4,218,902

Units outstanding	2,633,987	11,501,928	6,268,748	8,655,421	1,949,411	85,894
Unit value	$42.84	$38.42	$32.19	$31.25	$18.76	$49.12
Shares	6,888,597	27,095,538	12,349,050	13,646,818	1,851,409	307,949
Cost	$120,150,104	$466,098,350	$212,857,857	$237,379,387	$32,128,282	$4,119,967

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation	Capital Appreciation	Core Bond Trust
	Trust Series I	Trust Series II	Trust Series I	Trust Series II	Value Trust Series II	Series I
Total Assets

Investments at fair value	$241,695,303	$116,834,201	$142,529,810	$57,288,987	$260,485,567	$61,700,362

Units outstanding	3,479,298	2,455,487	4,686,518	1,315,030	9,499,228	3,442,150
Unit value	$69.47	$47.58	$30.41	$43.56	$27.42	$17.92
Shares	7,015,829	3,516,984	26,443,378	12,086,284	20,855,530	4,601,071
Cost	$215,632,712	$109,358,394	$195,019,465	$80,441,925	$244,237,170	$61,456,701

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Emerging Markets
	Core Bond Trust	DWS Equity 500	Emerging Markets	Value Trust Series	Equity Income Trust	Equity Income Trust
	Series II	Index	Value Trust Series II	NAV	Series I	Series II
Total Assets

Investments at fair value	$71,520,654	$12,152,337	$30,665,134	$1,485,372	$177,744,950	$115,218,709

Units outstanding	4,176,391	247,183	2,551,526	121,755	3,052,348	3,726,352
Unit value	$17.12	$49.16	$12.02	$12.20	$58.23	$30.92
Shares	5,341,348	525,166	3,204,298	155,536	11,579,476	7,545,430
Cost	$71,125,410	$9,240,444	$32,519,354	$1,582,245	$185,495,625	$120,963,264

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Fundamental All	Fundamental Large	Fundamental Large
	Financial Industries	Financial Industries	Cap Core Trust	Cap Value Trust	Cap Value Trust
	Trust Series I	Trust Series II	Series II	Series I	Series II	Global Allocation
Total Assets

Investments at fair value	$9,201,500	$13,265,478	$43,403,587	$190,759,963	$141,440,064	$254,625

Units outstanding	341,785	473,391	962,528	6,025,331	4,994,005	10,767
Unit value	$26.92	$28.02	$45.09	$31.66	$28.32	$23.65
Shares	653,516	950,249	1,772,298	8,247,296	6,072,995	14,925
Cost	$8,550,758	$12,259,002	$32,570,522	$146,444,776	$108,490,027	$243,845

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Global Bond Trust	Global Bond Trust		Global Trust Series	Health Sciences	Health Sciences
	Series I	Series II	Global Trust Series I	II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$22,478,608	$53,891,847	$95,996,383	$26,152,255	$50,630,689	$60,712,011

Units outstanding	722,008	2,737,227	3,559,744	1,201,857	582,531	729,173
Unit value	$31.13	$19.69	$26.97	$21.76	$86.92	$83.26
Shares	1,827,529	4,450,194	4,790,239	1,310,890	1,862,792	2,450,041
Cost	$23,180,682	$54,888,356	$84,850,584	$25,346,885	$47,795,858	$57,080,941

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						International Small
	High Yield Trust	High Yield Trust	International Equity	International Equity	International Equity	Company Trust
	Series I	Series II	Index Series I	Index Series II	Index Series NAV	Series I
Total Assets

Investments at fair value	$54,750,312	$47,178,051	$18,350,048	$18,330,746	$10,616,523	$18,693,677

Units outstanding	2,760,033	1,939,528	1,072,797	1,100,473	785,461	861,503
Unit value	$19.84	$24.32	$17.10	$16.66	$13.52	$21.70
Shares	10,310,793	8,672,436	1,002,735	1,000,587	580,455	1,299,978
Cost	$55,965,227	$46,591,015	$16,820,959	$17,510,870	$8,896,096	$15,535,512

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	International Small
	Company Trust	International Value	International Value	Investment Quality	Investment Quality	Lifestyle Aggressive
	Series II	Trust Series I	Trust Series II	Bond Trust Series I	Bond Trust Series II	Portfolio Series I
Total Assets

Investments at fair value	$12,083,943	$53,424,598	$44,181,874	$120,543,748	$62,379,694	$2,786,824

Units outstanding	579,462	2,610,501	2,030,349	5,735,757	3,224,863	148,782
Unit value	$20.85	$20.47	$21.76	$21.02	$19.34	$18.73
Shares	841,500	4,135,031	3,422,299	10,583,297	5,471,903	178,987
Cost	$10,915,248	$51,218,368	$43,364,746	$121,271,109	$61,846,874	$2,456,467

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Lifestyle	Lifestyle
	Lifestyle Aggressive	Lifestyle Balanced	Lifestyle Balanced	Conservative	Conservative	Lifestyle Growth
	Portfolio Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I
Total Assets

Investments at fair value	$6,475,244	$27,494,219	$553,245,350	$9,490,780	$110,661,347	$207,532,455

Units outstanding	352,432	1,640,275	31,281,890	626,460	7,165,081	11,475,507
Unit value	$18.37	$16.76	$17.69	$15.15	$15.44	$18.08
Shares	415,880	1,781,868	35,785,598	693,770	8,077,471	12,265,512
Cost	$5,749,542	$26,025,767	$516,481,989	$9,236,196	$107,713,550	$197,309,350

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Lifestyle Growth			Managed Volatility	Managed Volatility
	Lifestyle Growth	Portfolio Series	Lifestyle Moderate	Lifestyle Moderate	Aggressive Portfolio	Aggressive Portfolio
	Portfolio Series II	NAV	Portfolio Series I	Portfolio Series II	Series I	Series II
Total Assets

Investments at fair value	$4,925,106,114	$6,144,525	$9,197,640	$170,456,387	$41,517,216	$66,468,124

Units outstanding	266,955,426	404,696	568,523	9,978,953	1,528,933	2,564,367
Unit value	$18.45	$15.18	$16.18	$17.08	$27.15	$25.92
Shares	290,738,259	363,366	619,370	11,455,402	3,883,743	6,235,284
Cost	$4,646,761,337	$5,907,340	$8,719,551	$160,841,560	$39,165,501	$59,359,594

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Balanced Portfolio	Balanced Portfolio	Conservative	Conservative	Growth Portfolio	Growth Portfolio
	Series I	Series II	Portfolio Series I	Portfolio Series II	Series I	Series II
Total Assets

Investments at fair value	$380,723,844	$4,759,115,107	$93,727,154	$845,498,208	$398,917,605	$6,896,470,706

Units outstanding	15,262,080	208,520,088	3,914,787	42,134,682	16,743,641	296,880,687
Unit value	$24.95	$22.82	$23.94	$20.07	$23.83	$23.23
Shares	30,678,795	385,978,516	7,976,779	72,512,711	30,038,976	521,275,186
Cost	$382,671,413	$4,612,270,816	$95,312,101	$862,661,803	$385,077,240	$6,229,931,578

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility
	Growth Portfolio	Moderate Portfolio	Moderate Portfolio	Mid Cap Index	Mid Cap Index	Mid Cap Stock
	Series NAV	Series I	Series II	Trust Series I	Trust Series II	Trust Series I
Total Assets

Investments at fair value	$458,651	$141,679,779	$1,476,853,070	$83,184,093	$60,113,618	$131,034,144

Units outstanding	19,749	5,471,606	67,001,075	1,882,040	1,468,191	3,149,775
Unit value	$23.22	$25.89	$22.04	$44.20	$40.94	$41.60
Shares	34,485	11,865,978	124,628,951	3,888,924	2,824,889	7,251,475
Cost	$432,980	$148,757,492	$1,544,219,456	$84,805,424	$59,628,246	$121,380,045

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Mid Cap Stock	Mid Value Trust	Mid Value Trust	Money Market Trust	Money Market Trust	Money-Market Trust
	Trust Series II	Series I	Series II	Series I	Series II	Series NAV
Total Assets

Investments at fair value	$74,431,293	$43,106,122	$43,145,664	$23,529,238	$111,045,980	$4,644,968

Units outstanding	1,491,827	1,197,829	1,272,276	1,613,238	9,749,906	375,823
Unit value	$49.89	$35.99	$33.91	$14.59	$11.39	$12.36
Shares	4,446,314	4,453,112	4,452,597	23,529,238	111,045,980	4,644,968
Cost	$70,380,170	$48,755,007	$48,812,754	$23,529,238	$111,045,980	$4,644,968

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Real Estate	Real Estate	Science &	Science &
	Mutual Shares Trust		Securities Trust	Securities Trust	Technology Trust	Technology Trust
	Series I	PIMCO All Asset	Series I	Series II	Series I	Series II
Total Assets

Investments at fair value	$152,712,870	$7,848,764	$30,586,853	$34,623,536	$101,864,379	$49,722,093

Units outstanding	6,757,963	367,008	475,800	729,668	2,201,413	929,263
Unit value	$22.60	$21.39	$64.29	$47.45	$46.27	$53.51
Shares	22,827,036	714,173	1,298,805	1,471,464	3,461,243	1,794,374
Cost	$178,104,265	$7,568,295	$22,394,995	$26,492,254	$88,735,863	$48,420,073

See accompanying notes.

20 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Short Term	Short Term
	Select Bond Trust	Select Bond Trust	Government Income	Government Income	Small Cap Index	Small Cap Index
	Series I	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$168,846,936	$369,066,054	$23,038,429	$19,947,254	$11,902,313	$29,572,357

Units outstanding	11,230,425	26,548,850	1,869,108	1,683,089	333,681	824,184
Unit value	$15.03	$13.90	$12.33	$11.85	$35.67	$35.88
Shares	12,244,158	26,724,551	1,908,735	1,651,263	796,674	1,991,404
Cost	$166,667,455	$362,343,827	$23,443,471	$19,924,118	$11,617,715	$28,057,533

See accompanying notes.

21 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Small Cap	Small Cap
	Opportunities Trust	Opportunities Trust	Small Cap Stock	Small Cap Stock	Small Cap Value	Small Cap Value
	Series I	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$31,997,017	$25,691,957	$824,976	$31,804,821	$738,937	$24,815,016

Units outstanding	765,207	656,858	25,747	790,917	22,312	727,481
Unit value	$41.81	$39.11	$32.04	$40.21	$33.12	$34.11
Shares	1,253,802	1,029,738	92,903	3,873,912	40,623	1,373,271
Cost	$35,791,539	$28,908,509	$845,871	$34,025,171	$813,381	$26,527,886

See accompanying notes.

22 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Strategic Income	Strategic Income
	Small Company	Small Company	Opportunities Trust	Opportunities Trust	Total Bond Market	Total Bond Market
	Value Trust Series I	Value Trust Series II	Series I	Series II	Series Trust NAV	Trust Series II
Total Assets

Investments at fair value	$38,287,441	$38,190,461	$28,056,708	$30,786,382	$91,184,111	$52,973,295

Units outstanding	765,198	972,522	1,167,636	1,383,336	6,564,337	4,043,213
Unit value	$50.04	$39.27	$24.03	$22.26	$13.89	$13.10
Shares	3,695,699	3,857,622	2,075,200	2,270,382	8,784,596	5,093,586
Cost	$53,516,174	$53,312,731	$27,833,979	$30,574,497	$90,750,220	$51,708,369

See accompanying notes.

23 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

		December 31, 2019
	Total Stock Market	Total Stock Market	Ultra Short Term	Ultra Short Term
	Index Trust Series I	Index Trust Series II	Bond Trust Series I	Bond Trust Series II	Value Opportunities
Total Assets

Investments at fair value	$44,392,596	$36,133,626	$9,489,340	$216,056,209	$2,961,168

Units outstanding	1,485,619	967,269	775,048	18,954,068	32,597
Unit value	$29.88	$37.36	$12.24	$11.40	$90.84
Shares	1,846,614	1,509,341	824,443	18,771,174	120,471
Cost	$38,224,946	$26,579,474	$9,554,651	$216,408,884	$2,457,972

See accompanying notes.

24 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,249,004	$1,860,749	$872,952	$662,612	$3,121,438	$2,612,776
Expenses:
Mortality and expense risk and
administrative charges	(1,980,345)	(2,106,554)	(934,665)	(949,432)	(1,884,214)	(2,046,285)
Net investment income (loss)	268,659	(245,805)	(61,713)	(286,820)	1,237,224	566,491
Realized gains (losses) on investments:

Capital gain distributions received	2,005,210	2,223,016	864,968	892,043	2,723,284	3,072,780
Net realized gain (loss)	5,704,366	6,201,809	4,608,325	5,280,233	19,015,002	17,318,343
Realized gains (losses)
	7,709,576	8,424,825	5,473,293	6,172,276	21,738,286	20,391,123
Unrealized appreciation (depreciation) during

the period	26,336,506	(15,967,158)	9,201,295	(9,483,425)	25,032,315	(29,645,848)
Net increase (decrease) in net assets from operations	34,314,741	(7,788,138)	14,612,875	(3,597,969)	48,007,825	(8,688,234)

Changes from principal transactions:
Purchase payments	231,436	215,929	76,750	93,227	167,393	120,009
Transfers between sub-accounts and the	(1,700,094)	330,230	1,638,897	2,521,098	(11,373,603)	(1,311,521)
company

Withdrawals	(14,945,805)	(15,618,806)	(6,140,122)	(6,419,447)	(21,194,141)	(22,990,943)
Annual contract fee	(216,824)	(229,808)	(219,970)	(219,012)	(1,586,953)	(1,678,092)
Net increase (decrease) in net assets from principal
	(16,631,287)	(15,302,455)	(4,644,445)	(4,024,134)	(33,987,304)	(25,860,547)
transactions

Total increase (decrease) in net assets	17,683,454	(23,090,593)	9,968,430	(7,622,103)	14,020,521	(34,548,781)
Net assets at beginning of period	124,393,131	147,483,724	52,639,118	60,261,221	173,126,041	207,674,822
Net assets at end of period	$142,076,585	$124,393,131	$62,607,548	$52,639,118	$187,146,562	$173,126,041

	2019	2018	2019	2018	2019	2018

Units, beginning of period	5,483,417	6,105,141	2,418,409	2,585,889	7,467,644	8,459,157
Units issued	144,991	298,524	333,287	366,323	97,377	292,691
Units redeemed	(785,471)	(920,248)	(508,946)	(533,803)	(1,345,385)	(1,284,204)
Units, end of period	4,842,937	5,483,417	2,242,750	2,418,409	6,219,636	7,467,644

See accompanying notes.

25 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$695,395	$849,077	$3,117,196	$3,898,011	$1,476,055	$1,854,732
Expenses:
Mortality and expense risk and
administrative charges	(382,743)	(407,520)	(2,012,044)	(2,217,926)	(1,606,587)	(1,740,690)
Net investment income (loss)	312,652	441,557	1,105,152	1,680,085	(130,532)	114,042
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	11,825,464	13,464,732
Net realized gain (loss)	13,902	(203,761)	(830,536)	(2,237,607)	3,365,720	5,749,292
Realized gains (losses)
	13,902	(203,761)	(830,536)	(2,237,607)	15,191,184	19,214,024
Unrealized appreciation (depreciation) during

the period	1,604,469	(845,057)	8,384,712	(2,942,710)	4,028,420	(26,395,775)
Net increase (decrease) in net assets from operations	1,931,023	(607,261)	8,659,328	(3,500,232)	19,089,072	(7,067,709)

Changes from principal transactions:
Purchase payments	79,938	94,701	57,523	68,258	277,148	380,953
Transfers between sub-accounts and the	1,605,697	(88,277)	9,536,211	(2,177,144)	546,503	53,035
company

Withdrawals	(3,915,853)	(2,524,297)	(13,849,476)	(17,824,867)	(11,562,865)	(12,016,481)
Annual contract fee	(43,058)	(39,967)	(375,813)	(414,263)	(117,107)	(136,161)
Net increase (decrease) in net assets from principal
	(2,273,276)	(2,557,840)	(4,631,555)	(20,348,016)	(10,856,321)	(11,718,654)
transactions

Total increase (decrease) in net assets	(342,253)	(3,165,101)	4,027,773	(23,848,248)	8,232,751	(18,786,363)
Net assets at beginning of period	25,738,737	28,903,838	120,639,088	144,487,336	104,975,117	123,761,480
Net assets at end of period	$25,396,484	$25,738,737	$124,666,861	$120,639,088	$113,207,868	$104,975,117

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,321,839	1,451,268	6,519,934	7,618,528	5,496,001	6,072,330
Units issued	151,868	58,838	723,481	518,450	208,937	225,711
Units redeemed	(261,808)	(188,267)	(953,578)	(1,617,044)	(742,055)	(802,040)
Units, end of period	1,211,899	1,321,839	6,289,837	6,519,934	4,962,883	5,496,001

See accompanying notes.

26 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$10,934,296	$14,593,040	$2,011,554	$2,513,547	$793,923	$925,056
Expenses:
Mortality and expense risk and
administrative charges	(12,809,810)	(14,180,256)	(1,078,769)	(1,181,298)	(2,152,955)	(2,396,755)
Net investment income (loss)	(1,875,514)	412,784	932,785	1,332,249	(1,359,032)	(1,471,699)
Realized gains (losses) on investments:

Capital gain distributions received	96,405,666	111,887,201	12,860,175	14,794,155	14,486,141	8,902,642
Net realized gain (loss)	47,917,895	64,173,555	5,172,657	7,279,076	4,515,432	8,855,412
Realized gains (losses)
	144,323,561	176,060,756	18,032,832	22,073,231	19,001,573	17,758,054
Unrealized appreciation (depreciation) during

the period	13,250,951	(235,414,403)	3,027,266	(29,941,227)	23,672,597	(31,568,115)
Net increase (decrease) in net assets from operations	155,698,998	(58,940,863)	21,992,883	(6,535,747)	41,315,138	(15,281,760)

Changes from principal transactions:
Purchase payments	463,630	555,537	38,122	30,600	209,924	220,866
Transfers between sub-accounts and the	(11,232,148)	(8,655,408)	(2,090,173)	(1,365,547)	(9,914,393)	(2,162,256)
company

Withdrawals	(106,870,383)	(118,757,856)	(13,315,447)	(15,649,920)	(13,934,670)	(20,642,073)
Annual contract fee	(6,485,267)	(6,976,976)	(682,738)	(730,313)	(809,905)	(870,960)
Net increase (decrease) in net assets from principal
	(124,124,168)	(133,834,703)	(16,050,236)	(17,715,180)	(24,449,044)	(23,454,423)
transactions

Total increase (decrease) in net assets	31,574,830	(192,775,566)	5,942,647	(24,250,927)	16,866,094	(38,736,183)
Net assets at beginning of period	868,428,896	1,061,204,462	116,315,978	140,566,905	134,638,377	173,374,560
Net assets at end of period	$900,003,726	$868,428,896	$122,258,625	$116,315,978	$151,504,471	$134,638,377

	2019	2018	2019	2018	2019	2018

Units, beginning of period	47,315,029	54,126,606	5,240,224	5,984,170	6,910,615	7,935,807
Units issued	296,775	196,483	12,663	6,455	164,520	425,075
Units redeemed	(6,401,001)	(7,008,060)	(664,460)	(750,401)	(1,217,670)	(1,450,267)
Units, end of period	41,210,803	47,315,029	4,588,427	5,240,224	5,857,465	6,910,615

See accompanying notes.

27 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$281,475	$304,977	$3,841,888	$1,710,380	$1,041,245	$678,148
Expenses:
Mortality and expense risk and
administrative charges	(268,871)	(282,681)	(8,093,186)	(8,902,195)	(814,236)	(880,181)
Net investment income (loss)	12,604	22,296	(4,251,298)	(7,191,815)	227,009	(202,033)
Realized gains (losses) on investments:

Capital gain distributions received	2,850,141	1,698,613	92,750,500	100,089,623	15,505,162	16,505,644
Net realized gain (loss)	1,103,876	834,600	10,944,502	52,886,652	2,421,023	4,582,882
Realized gains (losses)
	3,954,017	2,533,213	103,695,002	152,976,275	17,926,185	21,088,526
Unrealized appreciation (depreciation) during

the period	4,583,880	(5,296,165)	31,714,232	(148,951,749)	4,895,562	(20,516,689)
Net increase (decrease) in net assets from operations	8,550,501	(2,740,656)	131,157,936	(3,167,289)	23,048,756	369,804

Changes from principal transactions:
Purchase payments	13,344	6,354	316,215	483,181	45,255	17,188
Transfers between sub-accounts and the	(3,014,090)	814,964	(28,495,994)	(20,557,843)	(6,027,914)	(4,140,048)
company

Withdrawals	(2,633,082)	(2,873,512)	(61,500,015)	(74,850,434)	(9,253,265)	(9,883,377)
Annual contract fee	(155,450)	(157,024)	(1,845,078)	(2,001,087)	(586,537)	(612,822)
Net increase (decrease) in net assets from principal
	(5,789,278)	(2,209,218)	(91,524,872)	(96,926,183)	(15,822,461)	(14,619,059)
transactions

Total increase (decrease) in net assets	2,761,223	(4,949,874)	39,633,064	(100,093,472)	7,226,295	(14,249,255)
Net assets at beginning of period	26,968,548	31,918,422	495,562,004	595,655,476	82,981,676	97,230,931
Net assets at end of period	$29,729,771	$26,968,548	$535,195,068	$495,562,004	$90,207,971	$82,981,676

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,174,421	1,252,683	13,670,917	16,058,791	3,092,636	3,579,993
Units issued	14,862	82,166	209,547	559,080	35,899	119,968
Units redeemed	(222,491)	(160,428)	(2,406,581)	(2,946,954)	(534,461)	(607,325)
Units, end of period	966,792	1,174,421	11,473,883	13,670,917	2,594,074	3,092,636

See accompanying notes.

28 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,624,218	$1,608,729	$6,109,053	$6,065,412	$3,667,260	$3,612,847
Expenses:
Mortality and expense risk and
administrative charges	(1,622,196)	(1,780,383)	(6,821,559)	(7,535,900)	(1,830,060)	(1,984,015)
Net investment income (loss)	2,022	(171,654)	(712,506)	(1,470,488)	1,837,200	1,628,832
Realized gains (losses) on investments:

Capital gain distributions received	12,814,275	14,171,725	52,080,169	57,242,000	23,502,903	25,461,036
Net realized gain (loss)	(250,715)	4,019,698	2,130,479	27,670,715	2,619	3,096,649
Realized gains (losses)
	12,563,560	18,191,423	54,210,648	84,912,715	23,505,522	28,557,685
Unrealized appreciation (depreciation) during

the period	10,623,537	(21,314,964)	39,894,649	(95,062,904)	19,154,688	(33,420,377)
Net increase (decrease) in net assets from operations	23,189,119	(3,295,195)	93,392,791	(11,620,677)	44,497,410	(3,233,860)

Changes from principal transactions:
Purchase payments	74,896	80,859	278,932	325,001	75,738	39,740
Transfers between sub-accounts and the	(3,086,555)	(2,652,453)	(18,194,875)	(9,439,251)	(9,193,271)	(6,874,013)
company

Withdrawals	(9,935,605)	(12,700,094)	(50,658,427)	(65,790,816)	(21,037,818)	(21,613,036)
Annual contract fee	(213,910)	(233,901)	(1,670,097)	(1,821,928)	(1,300,970)	(1,359,553)
Net increase (decrease) in net assets from principal
	(13,161,174)	(15,505,589)	(70,244,467)	(76,726,994)	(31,456,321)	(29,806,862)
transactions

Total increase (decrease) in net assets	10,027,945	(18,800,784)	23,148,324	(88,347,671)	13,041,089	(33,040,722)
Net assets at beginning of period	102,807,276	121,608,060	418,779,895	507,127,566	188,742,389	221,783,111
Net assets at end of period	$112,835,221	$102,807,276	$441,928,219	$418,779,895	$201,783,478	$188,742,389

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,972,560	3,387,677	13,514,027	15,764,325	7,330,807	8,379,737
Units issued	30,125	68,945	121,565	482,756	45,572	218,379
Units redeemed	(368,698)	(484,062)	(2,133,664)	(2,733,054)	(1,107,631)	(1,267,309)
Units, end of period	2,633,987	2,972,560	11,501,928	13,514,027	6,268,748	7,330,807

See accompanying notes.

29 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,148,320	$7,573,108	$464,889	$1,188,581	$90,192	$71,363
Expenses:
Mortality and expense risk and
administrative charges	(4,169,731)	(4,725,580)	(334,707)	(370,706)	(59,427)	(67,821)
Net investment income (loss)	(2,021,411)	2,847,528	130,182	817,875	30,765	3,542
Realized gains (losses) on investments:

Capital gain distributions received	19,200,246	11,503,923	2,571,323	1,513,206	340,833	461,816
Net realized gain (loss)	14,272,252	17,790,411	1,987,092	1,719,631	166,441	135,449
Realized gains (losses)
	33,472,498	29,294,334	4,558,415	3,232,837	507,274	597,265
Unrealized appreciation (depreciation) during

the period	18,950,358	(77,584,323)	2,478,883	(9,626,853)	258,816	(979,826)
Net increase (decrease) in net assets from operations	50,401,445	(45,442,461)	7,167,480	(5,576,141)	796,855	(379,019)

Changes from principal transactions:
Purchase payments	250,831	255,482	46,370	5,584	-	-
Transfers between sub-accounts and the	(6,791,116)	13,729,000	(933,064)	2,403,498	(48,281)	(142,935)
company

Withdrawals	(33,347,029)	(39,793,367)	(4,160,081)	(4,841,425)	(348,939)	(567,873)
Annual contract fee	(1,075,161)	(1,187,096)	(287,441)	(309,207)	(9,662)	(10,837)
Net increase (decrease) in net assets from principal
	(40,962,475)	(26,995,981)	(5,334,216)	(2,741,550)	(406,882)	(721,645)
transactions

Total increase (decrease) in net assets	9,438,970	(72,438,442)	1,833,264	(8,317,691)	389,973	(1,100,664)
Net assets at beginning of period	261,040,954	333,479,396	34,732,066	43,049,757	3,828,929	4,929,593
Net assets at end of period	$270,479,924	$261,040,954	$36,565,330	$34,732,066	$4,218,902	$3,828,929

	2019	2018	2019	2018	2019	2018

Units, beginning of period	10,102,987	11,002,549	2,255,035	2,403,967	95,425	109,061
Units issued	339,775	799,093	61,863	172,864	267	1,017
Units redeemed	(1,787,341)	(1,698,655)	(367,487)	(321,796)	(9,798)	(14,653)
Units, end of period	8,655,421	10,102,987	1,949,411	2,255,035	85,894	95,425

See accompanying notes.

30 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Blue Chip Growth Trust Series I			Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	59,503	$	- $	-	$48,361	$376,629
Expenses:
Mortality and expense risk and
administrative charges		(3,508,624)	(3,720,320)		(1,830,020)	(1,936,797)	(2,001,206)	(2,131,839)
Net investment income (loss)		(3,508,624)	(3,660,817)		(1,830,020)	(1,936,797)	(1,952,845)	(1,755,210)
Realized gains (losses) on investments:

Capital gain distributions received		33,720,320	33,723,155		16,710,750	16,433,673	89,472,263	24,661,514
Net realized gain (loss)		17,397,864	19,230,998		843,595	4,459,504	(7,691,640)	6,731,333
Realized gains (losses)
		51,118,184	52,954,153		17,554,345	20,893,177	81,780,623	31,392,847
Unrealized appreciation (depreciation) during

the period		10,177,381	(45,938,877)		12,068,338	(17,960,982)	(43,594,326)	(31,282,606)
Net increase (decrease) in net assets from operations		57,786,941	3,354,459		27,792,663	995,398	36,233,452	(1,644,969)

Changes from principal transactions:
Purchase payments		407,148	346,958		238,998	455,790	108,209	197,432
Transfers between sub-accounts and the		(6,147,149)	(5,145,305)		(6,854,071)	5,270,850	(3,752,199)	(983,760)
company

Withdrawals		(26,531,256)	(25,312,057)		(11,490,552)	(14,129,863)	(12,310,985)	(15,088,029)
Annual contract fee		(353,435)	(370,713)		(351,075)	(359,830)	(246,417)	(261,444)
Net increase (decrease) in net assets from principal
		(32,624,692)	(30,481,117)		(18,456,700)	(8,763,053)	(16,201,392)	(16,135,801)
transactions

Total increase (decrease) in net assets		25,162,249	(27,126,658)		9,335,963	(7,767,655)	20,032,060	(17,780,770)
Net assets at beginning of period		216,533,054	243,659,712		107,498,238	115,265,893	122,497,750	140,278,520
Net assets at end of period		$241,695,303	$216,533,054		$116,834,201	$107,498,238	$142,529,810	$122,497,750

		2019	2018		2019	2018	2019	2018

Units, beginning of period		3,989,809	4,509,791		2,880,174	3,103,134	5,276,879	5,905,808
Units issued		68,217	123,979		139,736	398,212	61,764	203,509
Units redeemed		(578,728)	(643,961)		(564,423)	(621,172)	(652,125)	(832,438)
Units, end of period		3,479,298	3,989,809		2,455,487	2,880,174	4,686,518	5,276,879

See accompanying notes.

31 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$4,069	$26,159	$3,076,312	$5,046,881	$1,484,498	$1,611,556
Expenses:
Mortality and expense risk and
administrative charges	(857,992)	(964,841)	(3,551,987)	(3,703,878)	(926,810)	(1,016,885)
Net investment income (loss)	(853,923)	(938,682)	(475,675)	1,343,003	557,688	594,671
Realized gains (losses) on investments:

Capital gain distributions received	37,210,141	10,773,437	16,197,394	19,561,342	-	-
Net realized gain (loss)	(6,148,909)	1,323,837	2,052,992	1,161,668	(216,478)	(728,642)
Realized gains (losses)
	31,061,232	12,097,274	18,250,386	20,723,010	(216,478)	(728,642)
Unrealized appreciation (depreciation) during

the period	(15,669,639)	(11,951,970)	34,280,699	(24,529,333)	3,743,557	(1,461,071)
Net increase (decrease) in net assets from operations	14,537,670	(793,378)	52,055,410	(2,463,320)	4,084,767	(1,595,042)

Changes from principal transactions:
Purchase payments	148,132	188,477	237,785	353,360	156,795	58,483
Transfers between sub-accounts and the	(2,662,311)	1,008,554	(3,950,588)	(5,946,426)	726,937	(1,574,355)
company

Withdrawals	(5,339,508)	(7,365,947)	(29,300,329)	(27,045,582)	(6,788,315)	(8,153,799)
Annual contract fee	(190,136)	(205,316)	(1,863,916)	(1,961,290)	(119,009)	(129,503)
Net increase (decrease) in net assets from principal
	(8,043,823)	(6,374,232)	(34,877,048)	(34,599,938)	(6,023,592)	(9,799,174)
transactions

Total increase (decrease) in net assets	6,493,847	(7,167,610)	17,178,362	(37,063,258)	(1,938,825)	(11,394,216)
Net assets at beginning of period	50,795,140	57,962,750	243,307,205	280,370,463	63,639,187	75,033,403
Net assets at end of period	$57,288,987	$50,795,140	$260,485,567	$243,307,205	$61,700,362	$63,639,187

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,523,414	1,691,874	10,874,787	12,364,275	3,784,692	4,369,480
Units issued	52,697	207,780	188,816	119,101	231,090	141,037
Units redeemed	(261,081)	(376,240)	(1,564,375)	(1,608,589)	(573,632)	(725,825)
Units, end of period	1,315,030	1,523,414	9,499,228	10,874,787	3,442,150	3,784,692

See accompanying notes.

32 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,592,588	$1,711,214	$184,331	$165,950	$901,635	$865,202
Expenses:
Mortality and expense risk and
administrative charges	(1,137,086)	(1,243,335)	(189,162)	(203,808)	(456,483)	(580,555)
Net investment income (loss)	455,502	467,879	(4,831)	(37,858)	445,152	284,647
Realized gains (losses) on investments:

Capital gain distributions received	-	-	569,806	1,108,207	-	-
Net realized gain (loss)	(212,925)	(967,084)	710,975	738,599	(735,322)	(164,022)
Realized gains (losses)
	(212,925)	(967,084)	1,280,781	1,846,806	(735,322)	(164,022)
Unrealized appreciation (depreciation) during

the period	4,231,106	(1,601,694)	1,628,784	(2,520,155)	2,896,993	(6,065,973)
Net increase (decrease) in net assets from operations	4,473,683	(2,100,899)	2,904,734	(711,207)	2,606,823	(5,945,348)

Changes from principal transactions:
Purchase payments	73,214	131,047	-	-	37,955	101,145
Transfers between sub-accounts and the	2,467,588	(4,032,829)	(495,487)	(413,318)	(111,142)	(1,263,301)
company

Withdrawals	(7,427,932)	(9,598,927)	(888,598)	(1,017,764)	(2,688,201)	(4,137,247)
Annual contract fee	(197,703)	(210,323)	(50,650)	(54,157)	(123,981)	(149,646)
Net increase (decrease) in net assets from principal
	(5,084,833)	(13,711,032)	(1,434,735)	(1,485,239)	(2,885,369)	(5,449,049)
transactions

Total increase (decrease) in net assets	(611,150)	(15,811,931)	1,469,999	(2,196,446)	(278,546)	(11,394,397)
Net assets at beginning of period	72,131,804	87,943,735	10,682,338	12,878,784	30,943,680	42,338,077
Net assets at end of period	$71,520,654	$72,131,804	$12,152,337	$10,682,338	$30,665,134	$30,943,680

	2019	2018	2019	2018	2019	2018

Units, beginning of period	4,476,676	5,341,711	278,624	314,256	2,808,960	3,264,187
Units issued	552,147	160,650	1,292	1,445	249,459	286,073
Units redeemed	(852,432)	(1,025,685)	(32,733)	(37,077)	(506,893)	(741,300)
Units, end of period	4,176,391	4,476,676	247,183	278,624	2,551,526	2,808,960

See accompanying notes.

33 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$45,841	$43,337	$3,345,901	$3,255,408	$1,930,828	$1,785,659
Expenses:
Mortality and expense risk and
administrative charges	(14,593)	(17,219)	(2,401,504)	(2,687,015)	(1,601,769)	(1,763,447)
Net investment income (loss)	31,248	26,118	944,397	568,393	329,059	22,212
Realized gains (losses) on investments:

Capital gain distributions received	-	-	14,205,980	21,880,986	8,965,857	13,425,290
Net realized gain (loss)	(19,591)	7,755	3,015,112	6,741,873	(2,628,317)	2,618,360
Realized gains (losses)
	(19,591)	7,755	17,221,092	28,622,859	6,337,540	16,043,650
Unrealized appreciation (depreciation) during

the period	124,257	(275,380)	17,593,470	(47,921,790)	15,514,745	(27,867,487)
Net increase (decrease) in net assets from operations	135,914	(241,507)	35,758,959	(18,730,538)	22,181,344	(11,801,625)

Changes from principal transactions:
Purchase payments	-	-	162,155	206,858	198,839	298,188
Transfers between sub-accounts and the	42,407	55,514	7,693,432	(5,773,427)	9,598,720	(3,694,759)
company

Withdrawals	(144,912)	(215,791)	(17,903,738)	(19,633,311)	(10,456,627)	(13,449,616)
Annual contract fee	(395)	(430)	(230,906)	(258,196)	(320,694)	(330,163)
Net increase (decrease) in net assets from principal
	(102,900)	(160,707)	(10,279,057)	(25,458,076)	(979,762)	(17,176,350)
transactions

Total increase (decrease) in net assets	33,014	(402,214)	25,479,902	(44,188,614)	21,201,582	(28,977,975)
Net assets at beginning of period	1,452,358	1,854,572	152,265,048	196,453,662	94,017,127	122,995,102
Net assets at end of period	$1,485,372	$1,452,358	$177,744,950	$152,265,048	$115,218,709	$94,017,127

	2019	2018	2019	2018	2019	2018

Units, beginning of period	130,686	142,910	3,216,393	3,727,107	3,781,609	4,389,304
Units issued	5,327	6,064	301,233	45,291	481,639	115,821
Units redeemed	(14,258)	(18,288)	(465,278)	(556,005)	(536,896)	(723,516)
Units, end of period	121,755	130,686	3,052,348	3,216,393	3,726,352	3,781,609

See accompanying notes.

34 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$373,100	$124,345	$491,385	$164,029	$101,608	$92,929
Expenses:
Mortality and expense risk and
administrative charges	(137,130)	(163,321)	(195,084)	(230,391)	(672,566)	(742,150)
Net investment income (loss)	235,970	(38,976)	296,301	(66,362)	(570,958)	(649,221)
Realized gains (losses) on investments:

Capital gain distributions received	498,549	674,944	720,932	915,508	3,176,855	5,875,987
Net realized gain (loss)	117,263	548,624	172,286	558,176	3,539,791	3,357,259
Realized gains (losses)
	615,812	1,223,568	893,218	1,473,684	6,716,646	9,233,246
Unrealized appreciation (depreciation) during

the period	1,482,963	(2,763,044)	2,008,049	(3,561,756)	5,992,654	(14,758,300)
Net increase (decrease) in net assets from operations	2,334,745	(1,578,452)	3,197,568	(2,154,434)	12,138,342	(6,174,275)

Changes from principal transactions:
Purchase payments	8,713	8,059	43,286	30,986	35,188	72,464
Transfers between sub-accounts and the	(848,825)	(921,931)	(21,840)	(812,479)	(1,815,239)	(268,746)
company

Withdrawals	(723,768)	(712,539)	(1,297,549)	(1,737,369)	(3,868,889)	(4,725,902)
Annual contract fee	(27,649)	(30,293)	(42,682)	(46,373)	(166,869)	(181,845)
Net increase (decrease) in net assets from principal
	(1,591,529)	(1,656,704)	(1,318,785)	(2,565,235)	(5,815,809)	(5,104,029)
transactions

Total increase (decrease) in net assets	743,216	(3,235,156)	1,878,783	(4,719,669)	6,322,533	(11,278,304)
Net assets at beginning of period	8,458,284	11,693,440	11,386,695	16,106,364	37,081,054	48,359,358
Net assets at end of period	$9,201,500	$8,458,284	$13,265,478	$11,386,695	$43,403,587	$37,081,054

	2019	2018	2019	2018	2019	2018

Units, beginning of period	407,419	474,458	526,724	625,106	1,098,058	1,221,295
Units issued	25,202	41,652	51,514	53,501	85,406	69,318
Units redeemed	(90,836)	(108,691)	(104,847)	(151,883)	(220,936)	(192,555)
Units, end of period	341,785	407,419	473,391	526,724	962,528	1,098,058

See accompanying notes.

35 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series I		Global Allocation
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,077,276	$2,171,428	$1,311,194	$1,389,364	$2,816	$1,982
Expenses:
Mortality and expense risk and
administrative charges	(2,660,347)	(2,985,295)	(2,221,187)	(2,533,995)	(3,518)	(3,522)
Net investment income (loss)	(583,071)	(813,867)	(909,993)	(1,144,631)	(702)	(1,540)
Realized gains (losses) on investments:

Capital gain distributions received	2,922,995	-	2,222,165	-	8,331	9,269
Net realized gain (loss)	4,502,948	5,067,381	5,579,369	4,960,562	1,153	455
Realized gains (losses)
	7,425,943	5,067,381	7,801,534	4,960,562	9,484	9,724
Unrealized appreciation (depreciation) during

the period	45,290,053	(40,776,930)	33,531,268	(32,906,560)	27,523	(30,246)
Net increase (decrease) in net assets from operations	52,132,925	(36,523,416)	40,422,809	(29,090,629)	36,305	(22,062)

Changes from principal transactions:
Purchase payments	226,838	246,043	250,683	303,852	-	-
Transfers between sub-accounts and the	(4,440,512)	(3,591,346)	(10,797,836)	814,929	(5,906)	91
company

Withdrawals	(18,471,291)	(22,088,734)	(17,896,624)	(20,200,308)	(1,723)	(1,253)
Annual contract fee	(255,044)	(280,065)	(530,237)	(594,997)	(761)	(736)
Net increase (decrease) in net assets from principal
	(22,940,009)	(25,714,102)	(28,974,014)	(19,676,524)	(8,390)	(1,898)
transactions

Total increase (decrease) in net assets	29,192,916	(62,237,518)	11,448,795	(48,767,153)	27,915	(23,960)
Net assets at beginning of period	161,567,047	223,804,565	129,991,269	178,758,422	226,710	250,670
Net assets at end of period	$190,759,963	$161,567,047	$141,440,064	$129,991,269	$254,625	$226,710

	2019	2018	2019	2018	2019	2018

Units, beginning of period	6,828,258	7,733,962	6,141,427	6,913,782	11,153	11,243
Units issued	52,331	102,855	100,527	396,715	84	55
Units redeemed	(855,258)	(1,008,559)	(1,247,949)	(1,169,070)	(470)	(145)
Units, end of period	6,025,331	6,828,258	4,994,005	6,141,427	10,767	11,153

See accompanying notes.

36 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,461,372	$697,347	$3,471,207	$1,700,423	$2,028,457	$1,963,853
Expenses:
Mortality and expense risk and
administrative charges	(338,548)	(386,937)	(861,400)	(1,010,537)	(1,184,304)	(1,412,030)
Net investment income (loss)	1,122,824	310,410	2,609,807	689,886	844,153	551,823
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	3,425,006	-
Net realized gain (loss)	(91,367)	(58,458)	(236,683)	(631,401)	3,259,144	4,327,952
Realized gains (losses)
	(91,367)	(58,458)	(236,683)	(631,401)	6,684,150	4,327,952
Unrealized appreciation (depreciation) during

the period	87,352	(1,135,089)	57,724	(2,316,949)	5,419,777	(21,967,408)
Net increase (decrease) in net assets from operations	1,118,809	(883,137)	2,430,848	(2,258,464)	12,948,080	(17,087,633)

Changes from principal transactions:
Purchase payments	17,669	15,808	456,561	108,472	88,780	134,713
Transfers between sub-accounts and the	(131,635)	(416,725)	2,494,594	(4,081,827)	(244,737)	1,062,831
company

Withdrawals	(2,653,123)	(2,908,914)	(6,875,402)	(9,809,923)	(9,894,020)	(9,705,830)
Annual contract fee	(37,403)	(40,608)	(218,952)	(254,464)	(303,853)	(326,019)
Net increase (decrease) in net assets from principal
	(2,804,492)	(3,350,439)	(4,143,199)	(14,037,742)	(10,353,830)	(8,834,305)
transactions

Total increase (decrease) in net assets	(1,685,683)	(4,233,576)	(1,712,351)	(16,296,206)	2,594,250	(25,921,938)
Net assets at beginning of period	24,164,291	28,397,867	55,604,198	71,900,404	93,402,133	119,324,071
Net assets at end of period	$22,478,608	$24,164,291	$53,891,847	$55,604,198	$95,996,383	$93,402,133

	2019	2018	2019	2018	2019	2018

Units, beginning of period	811,355	917,345	2,952,426	3,739,056	3,921,397	4,161,094
Units issued	28,442	33,861	330,024	159,261	137,711	231,536
Units redeemed	(117,789)	(139,851)	(545,223)	(945,891)	(499,364)	(471,233)
Units, end of period	722,008	811,355	2,737,227	2,952,426	3,559,744	3,921,397

See accompanying notes.

37 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Global Trust Series II			Health Sciences Trust Series I			Health Sciences Trust Series II
	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$503,173	$506,404	$	- $	-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(421,198)	(532,606)		(720,648)	(789,628)		(921,176)	(1,055,054)
Net investment income (loss)	81,975	(26,202)		(720,648)	(789,628)		(921,176)	(1,055,054)
Realized gains (losses) on investments:

Capital gain distributions received	953,574	-		3,549,205	5,037,233		4,630,907	6,790,013
Net realized gain (loss)	33,550	1,116,899		(2,498,983)	(1,729,855)		(2,709,953)	(4,544,407)
Realized gains (losses)
	987,124	1,116,899		1,050,222	3,307,378		1,920,954	2,245,606
Unrealized appreciation (depreciation) during

the period	2,374,937	(6,229,830)		11,086,770	(2,700,749)		12,684,211	(1,715,149)
Net increase (decrease) in net assets from operations	3,444,036	(5,139,133)		11,416,344	(182,999)		13,683,989	(524,597)

Changes from principal transactions:
Purchase payments	43,661	83,222		58,577	147,585		111,058	160,425
Transfers between sub-accounts and the	(1,022,764)	(2,105,893)		(2,269,090)	(324,896)		(2,663,442)	(438,638)
company

Withdrawals	(2,747,905)	(4,030,585)		(4,453,967)	(4,937,993)		(6,391,828)	(6,400,594)
Annual contract fee	(102,298)	(129,103)		(120,628)	(127,030)		(196,981)	(220,570)
Net increase (decrease) in net assets from principal
	(3,829,306)	(6,182,359)		(6,785,108)	(5,242,334)		(9,141,193)	(6,899,377)
transactions

Total increase (decrease) in net assets	(385,270)	(11,321,492)		4,631,236	(5,425,333)		4,542,796	(7,423,974)
Net assets at beginning of period	26,537,525	37,859,017		45,999,453	51,424,786		56,169,215	63,593,189
Net assets at end of period	$26,152,255	$26,537,525		$50,630,689	$45,999,453		$60,712,011	$56,169,215

	2019	2018		2019	2018		2019	2018

Units, beginning of period	1,391,375	1,658,271		670,096	743,747		849,302	964,531
Units issued	93,720	73,646		33,744	48,785		34,345	112,032
Units redeemed	(283,238)	(340,542)		(121,309)	(122,436)		(154,474)	(227,261)
Units, end of period	1,201,857	1,391,375		582,531	670,096		729,173	849,302

See accompanying notes.

38 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,869,556	$3,435,790	$2,357,490	$2,804,166	$369,711	$327,457
Expenses:
Mortality and expense risk and
administrative charges	(648,494)	(710,852)	(726,530)	(797,367)	(200,184)	(212,419)
Net investment income (loss)	2,221,062	2,724,938	1,630,960	2,006,799	169,527	115,038
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	4,869
Net realized gain (loss)	(649,799)	(1,415,471)	(755,927)	(1,816,313)	308,662	357,894
Realized gains (losses)
	(649,799)	(1,415,471)	(755,927)	(1,816,313)	308,662	362,763
Unrealized appreciation (depreciation) during

the period	5,637,813	(3,620,440)	5,146,550	(2,444,718)	1,995,983	(2,727,999)
Net increase (decrease) in net assets from operations	7,209,076	(2,310,973)	6,021,583	(2,254,232)	2,474,172	(2,250,198)

Changes from principal transactions:
Purchase payments	20,230	12,257	46,819	29,241	40,925	17,723
Transfers between sub-accounts and the	1,841,302	(1,238,844)	430,069	(1,864,531)	4,796,061	(85,988)
company

Withdrawals	(5,618,260)	(6,998,844)	(4,149,208)	(6,170,508)	(1,137,792)	(939,458)
Annual contract fee	(290,452)	(308,261)	(197,954)	(211,925)	(38,741)	(35,881)
Net increase (decrease) in net assets from principal
	(4,047,180)	(8,533,692)	(3,870,274)	(8,217,723)	3,660,453	(1,043,604)
transactions

Total increase (decrease) in net assets	3,161,896	(10,844,665)	2,151,309	(10,471,955)	6,134,625	(3,293,802)
Net assets at beginning of period	51,588,416	62,433,081	45,026,742	55,498,697	12,215,423	15,509,225
Net assets at end of period	$54,750,312	$51,588,416	$47,178,051	$45,026,742	$18,350,048	$12,215,423

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,981,649	3,438,490	2,088,366	2,456,073	856,547	920,999
Units issued	281,074	230,428	290,303	131,310	369,042	63,038
Units redeemed	(502,690)	(687,269)	(439,141)	(499,017)	(152,792)	(127,490)
Units, end of period	2,760,033	2,981,649	1,939,528	2,088,366	1,072,797	856,547

See accompanying notes.

39 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$328,258	$293,626	$233,663	$250,579	$386,667	$277,579
Expenses:
Mortality and expense risk and
administrative charges	(192,814)	(232,500)	(153,428)	(176,431)	(262,469)	(329,907)
Net investment income (loss)	135,444	61,126	80,235	74,148	124,198	(52,328)
Realized gains (losses) on investments:

Capital gain distributions received	-	4,870	-	3,655	731,319	-
Net realized gain (loss)	264,337	638,081	134,301	184,642	865,980	1,578,688
Realized gains (losses)
	264,337	642,951	134,301	188,297	1,597,299	1,578,688
Unrealized appreciation (depreciation) during

the period	1,875,430	(3,059,863)	1,487,649	(1,974,369)	1,684,677	(6,344,140)
Net increase (decrease) in net assets from operations	2,275,211	(2,355,786)	1,702,185	(1,711,924)	3,406,174	(4,817,780)

Changes from principal transactions:
Purchase payments	26,821	51,150	8,375	22,242	16,634	28,415
Transfers between sub-accounts and the	5,953,059	41,355	672,727	40,772	(275,477)	(1,257,573)
company

Withdrawals	(1,234,620)	(1,495,338)	(800,590)	(1,298,072)	(1,878,161)	(1,686,534)
Annual contract fee	(45,798)	(53,442)	(46,062)	(52,799)	(44,426)	(42,664)
Net increase (decrease) in net assets from principal
	4,699,462	(1,456,275)	(165,550)	(1,287,857)	(2,181,430)	(2,958,356)
transactions

Total increase (decrease) in net assets	6,974,673	(3,812,061)	1,536,635	(2,999,781)	1,224,744	(7,776,136)
Net assets at beginning of period	11,356,073	15,168,134	9,079,888	12,079,669	17,468,933	25,245,069
Net assets at end of period	$18,330,746	$11,356,073	$10,616,523	$9,079,888	$18,693,677	$17,468,933

	2019	2018	2019	2018	2019	2018

Units, beginning of period	814,211	918,163	802,770	902,476	972,342	1,106,783
Units issued	501,701	204,019	80,899	24,044	23,995	38,303
Units redeemed	(215,439)	(307,971)	(98,208)	(123,750)	(134,834)	(172,744)
Units, end of period	1,100,473	814,211	785,461	802,770	861,503	972,342

See accompanying notes.

40 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$207,215	$183,380	$1,455,771	$1,576,412	$1,119,265	$1,182,437
Expenses:
Mortality and expense risk and
administrative charges	(180,189)	(231,834)	(786,320)	(974,187)	(691,304)	(863,658)
Net investment income (loss)	27,026	(48,454)	669,451	602,225	427,961	318,779
Realized gains (losses) on investments:

Capital gain distributions received	474,658	-	-	-	-	-
Net realized gain (loss)	325,003	923,413	928,899	2,615,844	22,064	1,890,220
Realized gains (losses)
	799,661	923,413	928,899	2,615,844	22,064	1,890,220
Unrealized appreciation (depreciation) during

the period	1,375,173	(4,113,641)	3,850,553	(14,138,796)	3,909,472	(11,301,294)
Net increase (decrease) in net assets from operations	2,201,860	(3,238,682)	5,448,903	(10,920,727)	4,359,497	(9,092,295)

Changes from principal transactions:
Purchase payments	83,273	66,284	66,635	106,948	286,666	208,762
Transfers between sub-accounts and the	(653,180)	(283,153)	(1,331,948)	(1,037,493)	(389,754)	(927,924)
company

Withdrawals	(1,075,376)	(1,732,351)	(5,187,431)	(6,216,159)	(4,358,681)	(6,921,536)
Annual contract fee	(48,482)	(52,711)	(117,920)	(136,832)	(142,820)	(175,057)
Net increase (decrease) in net assets from principal
	(1,693,765)	(2,001,931)	(6,570,664)	(7,283,536)	(4,604,589)	(7,815,755)
transactions

Total increase (decrease) in net assets	508,095	(5,240,613)	(1,121,761)	(18,204,263)	(245,092)	(16,908,050)
Net assets at beginning of period	11,575,848	16,816,461	54,546,359	72,750,622	44,426,966	61,335,016
Net assets at end of period	$12,083,943	$11,575,848	$53,424,598	$54,546,359	$44,181,874	$44,426,966

	2019	2018	2019	2018	2019	2018

Units, beginning of period	668,861	763,609	2,949,301	3,294,988	2,250,880	2,586,872
Units issued	23,203	69,536	69,709	65,394	100,494	69,025
Units redeemed	(112,602)	(164,284)	(408,509)	(411,081)	(321,025)	(405,017)
Units, end of period	579,462	668,861	2,610,501	2,949,301	2,030,349	2,250,880

See accompanying notes.

41 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,996,138	$3,427,726	$1,430,663	$1,586,601	$40,120	$40,446
Expenses:
Mortality and expense risk and
administrative charges	(1,280,241)	(1,370,946)	(946,553)	(993,873)	(37,233)	(35,912)
Net investment income (loss)	1,715,897	2,056,780	484,110	592,728	2,887	4,534
Realized gains (losses) on investments:

Capital gain distributions received	-	882,050	-	440,572	145,539	56,556
Net realized gain (loss)	(928,071)	(1,986,577)	(474,445)	(1,386,654)	20,764	47,884
Realized gains (losses)
	(928,071)	(1,104,527)	(474,445)	(946,082)	166,303	104,440
Unrealized appreciation (depreciation) during

the period	8,606,760	(3,528,968)	4,326,220	(1,321,292)	376,740	(339,381)
Net increase (decrease) in net assets from operations	9,394,586	(2,576,715)	4,335,885	(1,674,646)	545,930	(230,407)

Changes from principal transactions:
Purchase payments	107,704	59,757	135,857	82,893	5,500	-
Transfers between sub-accounts and the	7,859,323	(2,542,534)	6,839,516	(650,097)	161,148	267,849
company

Withdrawals	(12,691,141)	(13,423,601)	(7,163,684)	(7,286,807)	(41,965)	(170,224)
Annual contract fee	(643,352)	(673,578)	(214,415)	(228,396)	(10,739)	(10,081)
Net increase (decrease) in net assets from principal
	(5,367,466)	(16,579,956)	(402,726)	(8,082,407)	113,944	87,544
transactions

Total increase (decrease) in net assets	4,027,120	(19,156,671)	3,933,159	(9,757,053)	659,874	(142,863)
Net assets at beginning of period	116,516,628	135,673,299	58,446,535	68,203,588	2,126,950	2,269,813
Net assets at end of period	$120,543,748	$116,516,628	$62,379,694	$58,446,535	$2,786,824	$2,126,950

	2019	2018	2019	2018	2019	2018

Units, beginning of period	6,011,005	6,868,000	3,237,257	3,684,653	142,085	136,196
Units issued	514,920	328,515	586,851	374,497	13,928	17,763
Units redeemed	(790,168)	(1,185,510)	(599,245)	(821,893)	(7,231)	(11,874)
Units, end of period	5,735,757	6,011,005	3,224,863	3,237,257	148,782	142,085

See accompanying notes.

42 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$81,380	$84,761	$516,057	$537,495	$9,405,491	$10,793,457
Expenses:
Mortality and expense risk and
administrative charges	(93,708)	(90,712)	(294,645)	(270,820)	(7,080,721)	(7,369,100)
Net investment income (loss)	(12,328)	(5,951)	221,412	266,675	2,324,770	3,424,357
Realized gains (losses) on investments:

Capital gain distributions received	355,911	128,647	748,281	364,513	15,743,603	8,288,547
Net realized gain (loss)	65,106	187,020	112,363	158,987	6,330,574	7,075,326
Realized gains (losses)
	421,017	315,667	860,644	523,500	22,074,177	15,363,873
Unrealized appreciation (depreciation) during

the period	849,955	(887,278)	2,616,121	(2,067,831)	53,621,701	(50,677,836)
Net increase (decrease) in net assets from operations	1,258,644	(577,562)	3,698,177	(1,277,656)	78,020,648	(31,889,606)

Changes from principal transactions:
Purchase payments	-	4,232	36,904	72,004	5,717,300	15,462,292
Transfers between sub-accounts and the	399,216	488,033	3,434,625	3,169,070	57,692,338	(20,311,801)
company

Withdrawals	(201,999)	(296,212)	(1,371,645)	(2,592,413)	(61,799,419)	(56,620,911)
Annual contract fee	(28,174)	(26,350)	(134,919)	(136,485)	(4,177,239)	(4,333,745)
Net increase (decrease) in net assets from principal
	169,043	169,703	1,964,965	512,176	(2,567,020)	(65,804,165)
transactions

Total increase (decrease) in net assets	1,427,687	(407,859)	5,663,142	(765,480)	75,453,628	(97,693,771)
Net assets at beginning of period	5,047,557	5,455,416	21,831,077	22,596,557	477,791,722	575,485,493
Net assets at end of period	$6,475,244	$5,047,557	$27,494,219	$21,831,077	$553,245,350	$477,791,722

	2019	2018	2019	2018	2019	2018

Units, beginning of period	342,608	331,950	1,517,651	1,482,255	31,342,811	35,280,396
Units issued	40,465	76,948	255,474	290,714	5,216,505	4,523,063
Units redeemed	(30,641)	(66,290)	(132,850)	(255,318)	(5,277,426)	(8,460,648)
Units, end of period	352,432	342,608	1,640,275	1,517,651	31,281,890	31,342,811

See accompanying notes.

43 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$202,759	$219,662	$2,154,080	$2,472,179	$3,642,994	$4,495,045
Expenses:
Mortality and expense risk and
administrative charges	(122,387)	(115,525)	(1,424,068)	(1,362,139)	(2,009,274)	(2,144,763)
Net investment income (loss)	80,372	104,137	730,012	1,110,040	1,633,720	2,350,282
Realized gains (losses) on investments:

Capital gain distributions received	186,303	85,720	2,038,128	926,699	9,211,642	2,653,349
Net realized gain (loss)	79,783	(75,609)	757,570	230,468	3,351,329	2,898,618
Realized gains (losses)
	266,086	10,111	2,795,698	1,157,167	12,562,971	5,551,967
Unrealized appreciation (depreciation) during

the period	664,944	(395,512)	7,354,524	(5,688,436)	23,255,819	(22,532,658)
Net increase (decrease) in net assets from operations	1,011,402	(281,264)	10,880,234	(3,421,229)	37,452,510	(14,630,409)

Changes from principal transactions:
Purchase payments	20,550	350	3,582,660	2,041,931	87,784	126,739
Transfers between sub-accounts and the	923,754	2,214,631	14,364,886	27,150,243	(2,506,208)	1,232,275
company

Withdrawals	(1,018,798)	(1,358,480)	(22,510,533)	(15,726,402)	(18,890,442)	(18,358,425)
Annual contract fee	(44,011)	(36,388)	(909,285)	(873,114)	(1,365,373)	(1,402,303)
Net increase (decrease) in net assets from principal
	(118,505)	820,113	(5,472,272)	12,592,658	(22,674,239)	(18,401,714)
transactions

Total increase (decrease) in net assets	892,897	538,849	5,407,962	9,171,429	14,778,271	(33,032,123)
Net assets at beginning of period	8,597,883	8,059,034	105,253,385	96,081,956	192,754,184	225,786,307
Net assets at end of period	$9,490,780	$8,597,883	$110,661,347	$105,253,385	$207,532,455	$192,754,184

	2019	2018	2019	2018	2019	2018

Units, beginning of period	632,431	574,117	7,531,874	6,605,886	12,842,491	13,985,436
Units issued	264,727	260,556	3,035,255	3,654,246	319,445	439,544
Units redeemed	(270,698)	(202,242)	(3,402,048)	(2,728,258)	(1,686,429)	(1,582,489)
Units, end of period	626,460	632,431	7,165,081	7,531,874	11,475,507	12,842,491

See accompanying notes.

44 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$76,892,658	$98,028,411	$110,286	$142,813	$179,520	$196,203
Expenses:
Mortality and expense risk and
administrative charges	(68,471,327)	(75,342,116)	(80,282)	(86,986)	(100,436)	(89,421)
Net investment income (loss)	8,421,331	22,686,295	30,004	55,827	79,084	106,782
Realized gains (losses) on investments:

Capital gain distributions received	221,461,993	65,600,412	277,795	81,243	199,252	103,487
Net realized gain (loss)	79,101,936	83,602,063	2,633	6,399	40,981	11,584
Realized gains (losses)
	300,563,929	149,202,475	280,428	87,642	240,233	115,071
Unrealized appreciation (depreciation) during

the period	556,917,670	(558,470,310)	805,833	(611,902)	793,704	(587,542)
Net increase (decrease) in net assets from operations	865,902,930	(386,581,540)	1,116,265	(468,433)	1,113,021	(365,689)

Changes from principal transactions:
Purchase payments	18,451,306	28,793,737	-	-	11,899	8,498
Transfers between sub-accounts and the	(6,642,211)	(85,600,466)	-	-	1,416,304	1,256,305
company

Withdrawals	(524,004,510)	(602,413,509)	(939,960)	(472,702)	(1,033,719)	(823,354)
Annual contract fee	(37,596,629)	(39,821,554)	-	-	(35,359)	(36,534)
Net increase (decrease) in net assets from principal
	(549,792,044)	(699,041,792)	(939,960)	(472,702)	359,125	404,915
transactions

Total increase (decrease) in net assets	316,110,886	(1,085,623,332)	176,305	(941,135)	1,472,146	39,226
Net assets at beginning of period	4,608,995,228	5,694,618,560	5,968,220	6,909,355	7,725,494	7,686,268
Net assets at end of period	$4,925,106,114	$4,608,995,228	$6,144,525	$5,968,220	$9,197,640	$7,725,494

	2019	2018	2019	2018	2019	2018

Units, beginning of period	299,274,342	340,523,803	474,393	509,119	547,708	518,269
Units issued	6,941,849	6,651,000	-	-	111,268	132,014
Units redeemed	(39,260,765)	(47,900,461)	(69,697)	(34,726)	(90,453)	(102,575)
Units, end of period	266,955,426	299,274,342	404,696	474,393	568,523	547,708

See accompanying notes.

45 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio
	Lifestyle Moderate Portfolio Series II		Series I		Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$3,013,232	$3,433,686	$531,374	$921,181	$721,581	$1,298,548
Expenses:
Mortality and expense risk and
administrative charges	(2,204,772)	(2,228,010)	(612,959)	(724,631)	(1,019,628)	(1,183,505)
Net investment income (loss)	808,460	1,205,676	(81,585)	196,550	(298,047)	115,043
Realized gains (losses) on investments:

Capital gain distributions received	4,008,704	2,396,615	4,067,688	2,998,996	6,459,918	4,829,788
Net realized gain (loss)	2,054,035	1,372,441	1,409,762	3,506,649	2,598,968	4,742,998
Realized gains (losses)
	6,062,739	3,769,056	5,477,450	6,505,645	9,058,886	9,572,786
Unrealized appreciation (depreciation) during

the period	14,980,914	(13,312,517)	1,811,360	(10,928,571)	2,484,857	(16,635,400)
Net increase (decrease) in net assets from operations	21,852,113	(8,337,785)	7,207,225	(4,226,376)	11,245,696	(6,947,571)

Changes from principal transactions:
Purchase payments	770,263	4,829,406	67,337	106,693	261,076	252,248
Transfers between sub-accounts and the	20,303,648	(434,231)	(2,507,352)	(6,614,549)	(1,783,838)	(2,262,846)
company

Withdrawals	(19,788,413)	(18,787,892)	(3,599,752)	(3,129,606)	(6,242,222)	(9,643,441)
Annual contract fee	(1,450,998)	(1,469,535)	(163,432)	(195,798)	(267,690)	(290,773)
Net increase (decrease) in net assets from principal
	(165,500)	(15,862,252)	(6,203,199)	(9,833,260)	(8,032,674)	(11,944,812)
transactions

Total increase (decrease) in net assets	21,686,613	(24,200,037)	1,004,026	(14,059,636)	3,213,022	(18,892,383)
Net assets at beginning of period	148,769,774	172,969,811	40,513,190	54,572,826	63,255,102	82,147,485
Net assets at end of period	$170,456,387	$148,769,774	$41,517,216	$40,513,190	$66,468,124	$63,255,102

	2019	2018	2019	2018	2019	2018

Units, beginning of period	9,928,150	10,893,620	1,783,705	2,163,240	2,910,117	3,402,922
Units issued	2,469,897	1,698,971	12,337	11,013	14,823	58,394
Units redeemed	(2,419,094)	(2,664,441)	(267,109)	(390,548)	(360,573)	(551,199)
Units, end of period	9,978,953	9,928,150	1,528,933	1,783,705	2,564,367	2,910,117

See accompanying notes.

46 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Balanced Portfolio		Managed Volatility Balanced Portfolio		Managed Volatility Conservative Portfolio
	Series I		Series II		Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,294,097	$9,196,193	$82,882,535	$107,466,477	$2,193,566	$2,559,648
Expenses:
Mortality and expense risk and
administrative charges	(4,583,336)	(5,121,416)	(69,974,700)	(78,315,410)	(1,180,244)	(1,293,990)
Net investment income (loss)	2,710,761	4,074,777	12,907,835	29,151,067	1,013,322	1,265,658
Realized gains (losses) on investments:

Capital gain distributions received	16,725,060	27,484,324	214,223,687	353,015,220	-	2,932,781
Net realized gain (loss)	1,821,842	6,542,176	153,835,568	152,626,273	(2,338,916)	(2,813,007)
Realized gains (losses)
	18,546,902	34,026,500	368,059,255	505,641,493	(2,338,916)	119,774
Unrealized appreciation (depreciation) during

the period	36,668,260	(62,126,722)	331,765,674	(860,885,595)	12,150,373	(4,902,350)
Net increase (decrease) in net assets from operations	57,925,923	(24,025,445)	712,732,764	(326,093,035)	10,824,779	(3,516,918)

Changes from principal transactions:
Purchase payments	242,750	355,143	4,553,955	5,978,644	74,390	105,804
Transfers between sub-accounts and the	(9,165,700)	(8,947,141)	(54,863,061)	(51,180,647)	160,420	(2,900,330)
company

Withdrawals	(36,435,983)	(41,980,991)	(576,169,031)	(630,778,818)	(11,300,150)	(12,290,375)
Annual contract fee	(2,000,545)	(2,125,974)	(31,954,827)	(34,489,579)	(447,365)	(477,576)
Net increase (decrease) in net assets from principal
	(47,359,478)	(52,698,963)	(658,432,964)	(710,470,400)	(11,512,705)	(15,562,477)
transactions

Total increase (decrease) in net assets	10,566,445	(76,724,408)	54,299,800	(1,036,563,435)	(687,926)	(19,079,395)
Net assets at beginning of period	370,157,399	446,881,807	4,704,815,307	5,741,378,742	94,415,080	113,494,475
Net assets at end of period	$380,723,844	$370,157,399	$4,759,115,107	$4,704,815,307	$93,727,154	$94,415,080

	2019	2018	2019	2018	2019	2018

Units, beginning of period	17,256,894	19,484,951	239,171,453	272,743,013	4,417,350	5,110,489
Units issued	160,005	147,304	1,488,323	2,572,718	198,983	70,070
Units redeemed	(2,154,819)	(2,375,361)	(32,139,688)	(36,144,278)	(701,546)	(763,209)
Units, end of period	15,262,080	17,256,894	208,520,088	239,171,453	3,914,787	4,417,350

See accompanying notes.

47 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Conservative Portfolio				Managed Volatility Growth Portfolio Series
	Series II		Managed Volatility Growth Portfolio Series I		II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$18,338,516	$21,891,475	$6,654,899	$8,943,961	$102,377,606	$143,454,446
Expenses:
Mortality and expense risk and
administrative charges	(12,784,255)	(14,170,541)	(4,548,856)	(5,117,399)	(100,459,857)	(113,775,111)
Net investment income (loss)	5,554,261	7,720,934	2,106,043	3,826,562	1,917,749	29,679,335
Realized gains (losses) on investments:

Capital gain distributions received	-	27,420,720	28,420,781	35,560,132	503,285,298	634,861,052
Net realized gain (loss)	(21,447,967)	(27,499,028)	9,916,117	11,260,160	216,197,873	288,986,562
Realized gains (losses)
	(21,447,967)	(78,308)	38,336,898	46,820,292	719,483,171	923,847,614
Unrealized appreciation (depreciation) during

the period	110,906,912	(44,242,296)	25,022,541	(81,774,205)	394,212,247	(1,541,869,011)
Net increase (decrease) in net assets from operations	95,013,206	(36,599,670)	65,465,482	(31,127,351)	1,115,613,167	(588,342,062)

Changes from principal transactions:
Purchase payments	1,366,866	1,954,855	1,293,917	532,278	7,602,717	11,239,308
Transfers between sub-accounts and the	9,751,917	(18,463,731)	(9,304,330)	(8,207,258)	(128,360,214)	(57,434,341)
company

Withdrawals	(119,826,318)	(132,184,862)	(36,484,776)	(39,581,773)	(764,565,628)	(855,551,802)
Annual contract fee	(6,349,902)	(6,938,294)	(2,491,082)	(2,652,590)	(49,328,154)	(53,113,252)
Net increase (decrease) in net assets from principal
	(115,057,437)	(155,632,032)	(46,986,271)	(49,909,343)	(934,651,279)	(954,860,087)
transactions

Total increase (decrease) in net assets	(20,044,231)	(192,231,702)	18,479,211	(81,036,694)	180,961,888	(1,543,202,149)
Net assets at beginning of period	865,542,439	1,057,774,141	380,438,394	461,475,088	6,715,508,818	8,258,710,967
Net assets at end of period	$845,498,208	$865,542,439	$398,917,605	$380,438,394	$6,896,470,706	$6,715,508,818

	2019	2018	2019	2018	2019	2018

Units, beginning of period	48,163,939	56,528,717	18,851,163	21,052,474	339,906,281	384,256,728
Units issued	1,673,045	1,893,535	145,917	84,753	1,713,561	4,491,271
Units redeemed	(7,702,302)	(10,258,313)	(2,253,439)	(2,286,064)	(44,739,155)	(48,841,718)
Units, end of period	42,134,682	48,163,939	16,743,641	18,851,163	296,880,687	339,906,281

See accompanying notes.

48 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio		Managed Volatility Moderate Portfolio
	NAV		Series I		Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,829	$9,812	$2,904,103	$3,644,279	$27,740,253	$35,656,051
Expenses:
Mortality and expense risk and
administrative charges	(5,153)	(5,376)	(1,742,608)	(1,962,703)	(21,597,429)	(24,200,760)
Net investment income (loss)	2,676	4,436	1,161,495	1,681,576	6,142,824	11,455,291
Realized gains (losses) on investments:

Capital gain distributions received	31,488	36,662	5,193,328	9,450,062	54,922,435	100,536,139
Net realized gain (loss)	1,774	4,346	(1,643,390)	(743,716)	(7,037,781)	7,106,477
Realized gains (losses)
	33,262	41,008	3,549,938	8,706,346	47,884,654	107,642,616
Unrealized appreciation (depreciation) during

the period	35,777	(79,621)	15,563,806	(18,133,917)	152,559,297	(207,217,143)
Net increase (decrease) in net assets from operations	71,715	(34,177)	20,275,239	(7,745,995)	206,586,775	(88,119,236)

Changes from principal transactions:
Purchase payments	-	-	71,708	175,404	4,628,945	3,975,441
Transfers between sub-accounts and the	-	-	(3,957,776)	(2,491,878)	(6,969,944)	(12,664,151)
company

Withdrawals	(21,357)	(20,600)	(13,991,527)	(19,759,359)	(198,892,878)	(208,778,254)
Annual contract fee	-	-	(719,785)	(765,382)	(10,441,026)	(11,244,993)
Net increase (decrease) in net assets from principal
	(21,357)	(20,600)	(18,597,380)	(22,841,215)	(211,674,903)	(228,711,957)
transactions

Total increase (decrease) in net assets	50,358	(54,777)	1,677,859	(30,587,210)	(5,088,128)	(316,831,193)
Net assets at beginning of period	408,293	463,070	140,001,920	170,589,130	1,481,941,198	1,798,772,391
Net assets at end of period	$458,651	$408,293	$141,679,779	$140,001,920	$1,476,853,070	$1,481,941,198

	2019	2018	2019	2018	2019	2018

Units, beginning of period	20,790	21,769	6,226,658	7,152,400	77,231,623	88,426,556
Units issued	-	-	121,461	101,669	875,748	2,117,110
Units redeemed	(1,041)	(979)	(876,513)	(1,027,411)	(11,106,296)	(13,312,043)
Units, end of period	19,749	20,790	5,471,606	6,226,658	67,001,075	77,231,623

See accompanying notes.

49 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II			Mid Cap Stock Trust Series I
	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$918,404	$1,001,065	$550,673	$623,663	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(1,097,048)	(1,254,222)	(960,626)	(1,144,216)		(1,795,167)	(1,848,075)
Net investment income (loss)	(178,644)	(253,157)	(409,953)	(520,553)		(1,795,167)	(1,848,075)
Realized gains (losses) on investments:

Capital gain distributions received	6,717,704	6,192,235	4,889,787	4,713,404		19,662,641	14,042,255
Net realized gain (loss)	(163,892)	1,251,156	399,233	2,760,362		2,333,527	8,547,197
Realized gains (losses)
	6,553,812	7,443,391	5,289,020	7,473,766		21,996,168	22,589,452
Unrealized appreciation (depreciation) during

the period	11,079,914	(17,895,895)	7,787,940	(15,421,330)		15,486,181	(22,395,774)
Net increase (decrease) in net assets from operations	17,455,082	(10,705,661)	12,667,007	(8,468,117)		35,687,182	(1,654,397)

Changes from principal transactions:
Purchase payments	105,479	75,705	71,050	177,448		115,659	143,983
Transfers between sub-accounts and the	(3,300,106)	(989,414)	(3,466,702)	(1,802,737)		(5,117,313)	(3,733,800)
company

Withdrawals	(7,638,193)	(10,007,270)	(5,982,160)	(10,871,613)		(11,365,661)	(15,202,093)
Annual contract fee	(248,065)	(265,329)	(206,895)	(246,402)		(436,438)	(443,917)
Net increase (decrease) in net assets from principal
	(11,080,885)	(11,186,308)	(9,584,707)	(12,743,304)		(16,803,753)	(19,235,827)
transactions

Total increase (decrease) in net assets	6,374,197	(21,891,969)	3,082,300	(21,211,421)		18,883,429	(20,890,224)
Net assets at beginning of period	76,809,896	98,701,865	57,031,318	78,242,739		112,150,715	133,040,939
Net assets at end of period	$83,184,093	$76,809,896	$60,113,618	$57,031,318		$131,034,144	$112,150,715

	2019	2018	2019	2018		2019	2018

Units, beginning of period	2,156,341	2,409,972	1,719,916	2,047,512		3,593,496	4,139,818
Units issued	19,980	96,745	24,991	59,057		101,578	160,107
Units redeemed	(294,281)	(350,376)	(276,716)	(386,653)		(545,299)	(706,429)
Units, end of period	1,882,040	2,156,341	1,468,191	1,719,916		3,149,775	3,593,496

See accompanying notes.

50 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$463,240	$377,081	$378,074	$283,091
Expenses:
Mortality and expense risk and
administrative charges		(1,166,129)	(1,183,969)	(612,450)	(730,417)	(692,683)	(826,794)
Net investment income (loss)		(1,166,129)	(1,183,969)	(149,210)	(353,336)	(314,609)	(543,703)
Realized gains (losses) on investments:

Capital gain distributions received		11,941,184	8,312,649	5,395,718	3,858,807	5,456,032	3,921,109
Net realized gain (loss)		(172,103)	282,414	(1,635,580)	152,210	(1,849,772)	(220,333)
Realized gains (losses)
		11,769,081	8,595,063	3,760,138	4,011,017	3,606,260	3,700,776
Unrealized appreciation (depreciation) during

the period		9,174,326	(8,953,543)	3,313,397	(9,198,547)	3,525,078	(9,060,169)
Net increase (decrease) in net assets from operations		19,777,278	(1,542,449)	6,924,325	(5,540,866)	6,816,729	(5,903,096)

Changes from principal transactions:
Purchase payments		111,364	296,428	76,745	62,760	122,819	114,094
Transfers between sub-accounts and the		(1,989,819)	1,575,157	(709,109)	(1,345,892)	(577,592)	(456,086)
company

Withdrawals		(6,822,116)	(9,097,637)	(3,755,136)	(5,823,130)	(5,005,444)	(5,144,628)
Annual contract fee		(232,764)	(240,141)	(116,158)	(128,960)	(141,985)	(164,874)
Net increase (decrease) in net assets from principal
		(8,933,335)	(7,466,193)	(4,503,658)	(7,235,222)	(5,602,202)	(5,651,494)
transactions

Total increase (decrease) in net assets		10,843,943	(9,008,642)	2,420,667	(12,776,088)	1,214,527	(11,554,590)
Net assets at beginning of period		63,587,350	72,595,992	40,685,455	53,461,543	41,931,137	53,485,727
Net assets at end of period		$74,431,293	$63,587,350	$43,106,122	$40,685,455	$43,145,664	$41,931,137

		2019	2018	2019	2018	2019	2018

Units, beginning of period		1,679,065	1,857,493	1,332,351	1,540,959	1,448,284	1,623,098
Units issued		79,412	134,155	17,040	26,333	32,103	28,623
Units redeemed		(266,650)	(312,583)	(151,562)	(234,941)	(208,111)	(203,437)
Units, end of period		1,491,827	1,679,065	1,197,829	1,332,351	1,272,276	1,448,284

See accompanying notes.

51 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Money Market Trust Series I		Money Market Trust Series II		Money-Market Trust Series NAV
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$506,096	$479,988	$2,066,662	$1,870,643	$94,245	$87,745
Expenses:
Mortality and expense risk and
administrative charges	(381,287)	(463,915)	(1,773,961)	(2,124,060)	(73,314)	(86,965)
Net investment income (loss)	124,809	16,073	292,701	(253,417)	20,931	780
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	-	-	-	-	-	-
Realized gains (losses)
	-	-	-	-	-	-
Unrealized appreciation (depreciation) during

the period	(2)	-	-	1	(2)	(1)
Net increase (decrease) in net assets from operations	124,807	16,073	292,701	(253,416)	20,929	779

Changes from principal transactions:
Purchase payments	-	-	52,198	1,472,253	-	-
Transfers between sub-accounts and the	(1,513,562)	(2,831,707)	(2,750,198)	(8,159,707)	53,388	(444,432)
company

Withdrawals	(3,818,617)	(3,176,565)	(15,460,994)	(21,462,762)	(397,078)	(708,846)
Annual contract fee	(107,898)	(123,582)	(1,306,937)	(1,436,573)	(30,161)	(35,082)
Net increase (decrease) in net assets from principal
	(5,440,077)	(6,131,854)	(19,465,931)	(29,586,789)	(373,851)	(1,188,360)
transactions

Total increase (decrease) in net assets	(5,315,270)	(6,115,781)	(19,173,230)	(29,840,205)	(352,922)	(1,187,581)
Net assets at beginning of period	28,844,508	34,960,289	130,219,210	160,059,415	4,997,890	6,185,471
Net assets at end of period	$23,529,238	$28,844,508	$111,045,980	$130,219,210	$4,644,968	$4,997,890

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,992,848	2,435,130	11,460,162	14,058,988	405,768	503,018
Units issued	25,979	41,120	117,064	192,567	17,679	3,005
Units redeemed	(405,589)	(483,402)	(1,827,320)	(2,791,393)	(47,624)	(100,255)
Units, end of period	1,613,238	1,992,848	9,749,906	11,460,162	375,823	405,768

See accompanying notes.

52 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mutual Shares Trust Series I		PIMCO All Asset		Real Estate Securities Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$2,928,679	$2,126,383	$205,147	$263,748	$633,400	$489,877
Expenses:
Mortality and expense risk and
administrative charges	(1,379,812)	(1,501,778)	(122,928)	(151,955)	(454,435)	(450,977)
Net investment income (loss)	1,548,867	624,605	82,219	111,793	178,965	38,900
Realized gains (losses) on investments:

Capital gain distributions received	5,898,669	5,748,070	-	-	240,936	-
Net realized gain (loss)	(11,711,739)	(9,504,473)	(61,128)	(196,334)	1,974,082	2,132,676
Realized gains (losses)
	(5,813,070)	(3,756,403)	(61,128)	(196,334)	2,215,018	2,132,676
Unrealized appreciation (depreciation) during

the period	34,157,877	(11,772,375)	721,923	(583,609)	4,777,483	(3,729,475)
Net increase (decrease) in net assets from operations	29,893,674	(14,904,173)	743,014	(668,150)	7,171,466	(1,557,899)

Changes from principal transactions:
Purchase payments	75,024	31,528	-	-	72,933	39,767
Transfers between sub-accounts and the	(4,017,623)	4,914,781	(326,747)	(1,197,103)	(772,553)	(1,551,185)
company

Withdrawals	(15,793,279)	(16,461,092)	(577,339)	(2,009,912)	(2,768,341)	(3,627,347)
Annual contract fee	(1,050,429)	(1,103,090)	(19,713)	(23,885)	(56,368)	(54,989)
Net increase (decrease) in net assets from principal
	(20,786,307)	(12,617,873)	(923,799)	(3,230,900)	(3,524,329)	(5,193,754)
transactions

Total increase (decrease) in net assets	9,107,367	(27,522,046)	(180,785)	(3,899,050)	3,647,137	(6,751,653)
Net assets at beginning of period	143,605,503	171,127,549	8,029,549	11,928,599	26,939,716	33,691,369
Net assets at end of period	$152,712,870	$143,605,503	$7,848,764	$8,029,549	$30,586,853	$26,939,716

	2019	2018	2019	2018	2019	2018

Units, beginning of period	7,753,647	8,334,910	411,974	569,467	534,733	636,862
Units issued	5,293	399,860	3,821	2,915	30,430	21,509
Units redeemed	(1,000,977)	(981,123)	(48,787)	(160,408)	(89,363)	(123,638)
Units, end of period	6,757,963	7,753,647	367,008	411,974	475,800	534,733

See accompanying notes.

53 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Real Estate Securities Trust Series II		Science & Technology Trust Series I			Science & Technology Trust Series II
	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$646,959	$549,667	$119,705	$-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(532,265)	(538,005)	(1,445,798)	(1,516,927)		(749,039)	(797,301)
Net investment income (loss)	114,694	11,662	(1,326,093)	(1,516,927)		(749,039)	(797,301)
Realized gains (losses) on investments:

Capital gain distributions received	267,558	-	17,018,351	14,342,029		8,492,269	7,515,914
Net realized gain (loss)	1,795,616	1,791,186	6,790,656	9,956,526		2,778,943	3,001,878
Realized gains (losses)
	2,063,174	1,791,186	23,809,007	24,298,555		11,271,212	10,517,792
Unrealized appreciation (depreciation) during

the period	5,718,139	(3,627,700)	6,915,637	(23,495,596)		3,639,446	(10,654,576)
Net increase (decrease) in net assets from operations	7,896,007	(1,824,852)	29,398,551	(713,968)		14,161,619	(934,085)

Changes from principal transactions:
Purchase payments	51,085	99,879	126,172	215,273		76,065	208,558
Transfers between sub-accounts and the	264,868	(2,243,474)	(4,165,713)	(2,946,840)		(2,436,481)	3,608,532
company

Withdrawals	(3,684,693)	(4,164,764)	(8,578,743)	(9,994,681)		(4,449,560)	(4,733,637)
Annual contract fee	(104,207)	(106,785)	(208,610)	(219,912)		(166,753)	(182,221)
Net increase (decrease) in net assets from principal
	(3,472,947)	(6,415,144)	(12,826,894)	(12,946,160)		(6,976,729)	(1,098,768)
transactions

Total increase (decrease) in net assets	4,423,060	(8,239,996)	16,571,657	(13,660,128)		7,184,890	(2,032,853)
Net assets at beginning of period	30,200,476	38,440,472	85,292,722	98,952,850		42,537,203	44,570,056
Net assets at end of period	$34,623,536	$30,200,476	$101,864,379	$85,292,722		$49,722,093	$42,537,203

	2019	2018	2019	2018		2019	2018

Units, beginning of period	804,076	966,645	2,511,294	2,859,342		1,080,860	1,104,734
Units issued	49,951	20,252	82,500	129,563		124,161	244,595
Units redeemed	(124,359)	(182,821)	(392,381)	(477,611)		(275,758)	(268,469)
Units, end of period	729,668	804,076	2,201,413	2,511,294		929,263	1,080,860

See accompanying notes.

54 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Short Term Government Income Trust Series
	Select Bond Trust Series I		Select Bond Trust Series II			I
	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$4,281,363	$4,949,279	$8,854,494	$10,762,228	$396,255		$518,885
Expenses:
Mortality and expense risk and
administrative charges	(1,524,554)	(1,654,763)	(5,578,220)	(6,163,012)	(358,924)		(374,609)
Net investment income (loss)	2,756,809	3,294,516	3,276,274	4,599,216	37,331		144,276
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-		-
Net realized gain (loss)	(99,266)	(2,069,893)	1,733,549	(6,176,007)	(285,936)		(307,122)
Realized gains (losses)
	(99,266)	(2,069,893)	1,733,549	(6,176,007)	(285,936)		(307,122)
Unrealized appreciation (depreciation) during

the period	10,133,756	(3,853,448)	21,582,342	(6,923,625)	702,417		(15,286)
Net increase (decrease) in net assets from operations	12,791,299	(2,628,825)	26,592,165	(8,500,416)	453,812		(178,132)

Changes from principal transactions:
Purchase payments	153,124	30,462	160,371	219,067	28,559		109,246
Transfers between sub-accounts and the	12,033,367	(5,118,508)	(62,662,411)	94,195,253	1,757,726		535,522
company

Withdrawals	(17,797,593)	(17,656,065)	(48,563,846)	(56,340,015)	(3,928,367)		(2,744,987)
Annual contract fee	(1,190,927)	(1,255,363)	(2,239,783)	(2,396,181)	(50,148)		(50,395)
Net increase (decrease) in net assets from principal
	(6,802,029)	(23,999,474)	(113,305,669)	35,678,124	(2,192,230)		(2,150,614)
transactions

Total increase (decrease) in net assets	5,989,270	(26,628,299)	(86,713,504)	27,177,708	(1,738,418)		(2,328,746)
Net assets at beginning of period	162,857,666	189,485,965	455,779,558	428,601,850	24,776,847		27,105,593
Net assets at end of period	$168,846,936	$162,857,666	$369,066,054	$455,779,558	$23,038,429		$24,776,847

	2019	2018	2019	2018	2019		2018

Units, beginning of period	11,694,988	13,425,264	35,085,514	32,359,937	2,048,837		2,229,433
Units issued	1,039,648	683,952	5,093,907	13,605,063	478,788		220,135
Units redeemed	(1,504,211)	(2,414,228)	(13,630,571)	(10,879,486)	(658,517)		(400,731)
Units, end of period	11,230,425	11,694,988	26,548,850	35,085,514	1,869,108		2,048,837

See accompanying notes.

55 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Short Term Government Income Trust Series
	II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$288,615	$383,880	$116,894	$131,030	$224,805	$243,347
Expenses:
Mortality and expense risk and
administrative charges	(322,279)	(345,439)	(185,575)	(215,314)	(471,382)	(556,755)
Net investment income (loss)	(33,664)	38,441	(68,681)	(84,284)	(246,577)	(313,408)
Realized gains (losses) on investments:

Capital gain distributions received	-	-	1,114,217	818,948	2,669,239	1,949,307
Net realized gain (loss)	(143,997)	(455,679)	123,505	452,966	524,531	1,393,300
Realized gains (losses)
	(143,997)	(455,679)	1,237,722	1,271,914	3,193,770	3,342,607
Unrealized appreciation (depreciation) during

the period	489,970	188,226	1,301,419	(2,859,505)	3,004,989	(6,931,367)
Net increase (decrease) in net assets from operations	312,309	(229,012)	2,470,460	(1,671,875)	5,952,182	(3,902,168)

Changes from principal transactions:
Purchase payments	21,549	29,918	28,020	25,558	50,340	79,850
Transfers between sub-accounts and the	3,798,367	3,932,145	(682,354)	39,308	(767,068)	(293,169)
company

Withdrawals	(5,965,941)	(5,242,835)	(1,306,632)	(834,419)	(2,947,927)	(4,439,134)
Annual contract fee	(66,342)	(75,679)	(32,692)	(36,508)	(124,799)	(143,143)
Net increase (decrease) in net assets from principal
	(2,212,367)	(1,356,451)	(1,993,658)	(806,061)	(3,789,454)	(4,795,596)
transactions

Total increase (decrease) in net assets	(1,900,058)	(1,585,463)	476,802	(2,477,936)	2,162,728	(8,697,764)
Net assets at beginning of period	21,847,312	23,432,775	11,425,511	13,903,447	27,409,629	36,107,393
Net assets at end of period	$19,947,254	$21,847,312	$11,902,313	$11,425,511	$29,572,357	$27,409,629

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,870,549	1,988,007	394,435	418,638	939,136	1,076,540
Units issued	601,313	875,540	11,987	36,368	36,389	43,461
Units redeemed	(788,773)	(992,998)	(72,741)	(60,571)	(151,341)	(180,865)
Units, end of period	1,683,089	1,870,549	333,681	394,435	824,184	939,136

See accompanying notes.

56 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II			Small Cap Stock Trust Series I
	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$122,885	$152,918	$42,193	$67,864	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(472,264)	(556,091)	(403,542)	(477,638)		(6,563)	(6,741)
Net investment income (loss)	(349,379)	(403,173)	(361,349)	(409,774)		(6,563)	(6,741)
Realized gains (losses) on investments:

Capital gain distributions received	2,607,034	7,226,419	2,140,414	5,834,208		210,056	46,269
Net realized gain (loss)	(987,671)	198,085	(914,452)	396,349		11,780	2,094
Realized gains (losses)
	1,619,363	7,424,504	1,225,962	6,230,557		221,836	48,363
Unrealized appreciation (depreciation) during

the period	5,406,507	(12,161,820)	4,424,779	(9,937,225)		12,278	(73,152)
Net increase (decrease) in net assets from operations	6,676,491	(5,140,489)	5,289,392	(4,116,442)		227,551	(31,530)

Changes from principal transactions:
Purchase payments	56,786	61,138	25,053	88,639		-	-
Transfers between sub-accounts and the	(1,250,592)	(545,253)	(617,484)	(732,788)		45,807	10,936
company

Withdrawals	(2,984,538)	(3,553,219)	(2,717,646)	(3,170,058)		(84,814)	(60,187)
Annual contract fee	(75,306)	(85,421)	(89,897)	(105,083)		(210)	(199)
Net increase (decrease) in net assets from principal
	(4,253,650)	(4,122,755)	(3,399,974)	(3,919,290)		(39,217)	(49,450)
transactions

Total increase (decrease) in net assets	2,422,841	(9,263,244)	1,889,418	(8,035,732)		188,334	(80,980)
Net assets at beginning of period	29,574,176	38,837,420	23,802,539	31,838,271		636,642	717,622
Net assets at end of period	$31,997,017	$29,574,176	$25,691,957	$23,802,539		$824,976	$636,642

	2019	2018	2019	2018		2019	2018

Units, beginning of period	874,606	974,597	753,786	853,932		27,172	28,803
Units issued	13,692	36,613	18,495	33,448		2,629	697
Units redeemed	(123,091)	(136,604)	(115,423)	(133,594)		(4,054)	(2,328)
Units, end of period	765,207	874,606	656,858	753,786		25,747	27,172

See accompanying notes.

57 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Small Cap Stock Trust Series II		Small Cap Value Trust Series I		Small Cap Value Trust Series II
		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$4,024	$4,927	$91,361	$131,514
Expenses:
Mortality and expense risk and
administrative charges		(468,418)	(462,719)	(6,550)	(6,917)	(365,238)	(445,120)
Net investment income (loss)		(468,418)	(462,719)	(2,526)	(1,990)	(273,877)	(313,606)
Realized gains (losses) on investments:

Capital gain distributions received		9,323,728	1,910,714	48,276	88,270	1,633,611	3,462,628
Net realized gain (loss)		392,917	(483,381)	(5,664)	(385)	(1,191,476)	(1,505,354)
Realized gains (losses)
		9,716,645	1,427,333	42,612	87,885	442,135	1,957,274
Unrealized appreciation (depreciation) during

the period		(354,688)	(3,009,624)	113,265	(180,081)	5,041,839	(5,235,985)
Net increase (decrease) in net assets from operations		8,893,539	(2,045,010)	153,351	(94,186)	5,210,097	(3,592,317)

Changes from principal transactions:
Purchase payments		33,137	129,480	-	-	30,459	41,948
Transfers between sub-accounts and the		(672,626)	2,649,272	4,579	376	(1,127,702)	(2,515,699)
company

Withdrawals		(1,977,392)	(3,044,607)	(36,006)	(16,178)	(1,944,038)	(3,336,921)
Annual contract fee		(81,693)	(79,999)	(122)	(126)	(63,462)	(75,796)
Net increase (decrease) in net assets from principal
		(2,698,574)	(345,854)	(31,549)	(15,928)	(3,104,743)	(5,886,468)
transactions

Total increase (decrease) in net assets		6,194,965	(2,390,864)	121,802	(110,114)	2,105,354	(9,478,785)
Net assets at beginning of period		25,609,856	28,000,720	617,135	727,249	22,709,662	32,188,447
Net assets at end of period		$31,804,821	$25,609,856	$738,937	$617,135	$24,815,016	$22,709,662

		2019	2018	2019	2018	2019	2018

Units, beginning of period		865,860	887,366	23,369	23,867	825,018	1,004,416
Units issued		106,247	210,765	468	98	28,175	48,461
Units redeemed		(181,190)	(232,271)	(1,525)	(596)	(125,712)	(227,859)
Units, end of period		790,917	865,860	22,312	23,369	727,481	825,018

See accompanying notes.

58 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$314,349	$153,270	$247,387	$73,671	$767,884	$1,194,864
Expenses:
Mortality and expense risk and
administrative charges	(553,217)	(637,885)	(589,746)	(682,381)	(421,857)	(500,452)
Net investment income (loss)	(238,868)	(484,615)	(342,359)	(608,710)	346,027	694,412
Realized gains (losses) on investments:

Capital gain distributions received	17,627,588	3,613,950	18,374,164	3,762,418	-	-
Net realized gain (loss)	(855,594)	2,239,600	(2,354,195)	2,021,451	(96,159)	(152,713)
Realized gains (losses)
	16,771,994	5,853,550	16,019,969	5,783,869	(96,159)	(152,713)
Unrealized appreciation (depreciation) during

the period	(8,775,220)	(10,950,321)	(7,947,973)	(10,995,014)	2,264,222	(2,691,988)
Net increase (decrease) in net assets from operations	7,757,906	(5,581,386)	7,729,637	(5,819,855)	2,514,090	(2,150,289)

Changes from principal transactions:
Purchase payments	57,531	54,930	103,441	135,114	17,351	13,669
Transfers between sub-accounts and the	(631,653)	(1,853,811)	(874,563)	(424,013)	(676,336)	(2,214,961)
company

Withdrawals	(2,835,186)	(4,241,112)	(3,248,422)	(5,080,184)	(2,685,552)	(3,835,530)
Annual contract fee	(75,819)	(83,600)	(115,210)	(131,701)	(41,990)	(52,614)
Net increase (decrease) in net assets from principal
	(3,485,127)	(6,123,593)	(4,134,754)	(5,500,784)	(3,386,527)	(6,089,436)
transactions

Total increase (decrease) in net assets	4,272,779	(11,704,979)	3,594,883	(11,320,639)	(872,437)	(8,239,725)
Net assets at beginning of period	34,014,662	45,719,641	34,595,578	45,916,217	28,929,145	37,168,870
Net assets at end of period	$38,287,441	$34,014,662	$38,190,461	$34,595,578	$28,056,708	$28,929,145

	2019	2018	2019	2018	2019	2018

Units, beginning of period	840,097	968,872	1,082,149	1,224,233	1,319,270	1,589,928
Units issued	16,991	11,182	24,700	48,947	48,201	61,879
Units redeemed	(91,890)	(139,957)	(134,327)	(191,031)	(199,835)	(332,537)
Units, end of period	765,198	840,097	972,522	1,082,149	1,167,636	1,319,270

See accompanying notes.

59 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Strategic Income Opportunities Trust Series
	II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$780,348	$1,207,207	$2,084,010	$2,619,222	$1,130,997	$1,256,079
Expenses:
Mortality and expense risk and
administrative charges	(507,331)	(578,433)	(821,512)	(895,801)	(777,364)	(791,680)
Net investment income (loss)	273,017	628,774	1,262,498	1,723,421	353,633	464,399
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	(113,061)	(146,271)	(724,814)	(1,901,971)	(404,354)	(833,692)
Realized gains (losses)
	(113,061)	(146,271)	(724,814)	(1,901,971)	(404,354)	(833,692)
Unrealized appreciation (depreciation) during

the period	2,526,678	(2,925,402)	5,874,011	(1,112,212)	3,373,510	(800,408)
Net increase (decrease) in net assets from operations	2,686,634	(2,442,899)	6,411,695	(1,290,762)	3,322,789	(1,169,701)

Changes from principal transactions:
Purchase payments	26,975	46,213	107,673	12,432	18,036	23,455
Transfers between sub-accounts and the	1,508,389	(693,610)	7,039,600	(2,102,150)	8,219,047	7,039,830
company

Withdrawals	(3,926,670)	(4,855,181)	(10,864,580)	(11,138,292)	(12,445,539)	(8,921,272)
Annual contract fee	(93,086)	(105,235)	(848,827)	(895,933)	(395,817)	(384,237)
Net increase (decrease) in net assets from principal
	(2,484,392)	(5,607,813)	(4,566,134)	(14,123,943)	(4,604,273)	(2,242,224)
transactions

Total increase (decrease) in net assets	202,242	(8,050,712)	1,845,561	(15,414,705)	(1,281,484)	(3,411,925)
Net assets at beginning of period	30,584,140	38,634,852	89,338,550	104,753,255	54,254,779	57,666,704
Net assets at end of period	$30,786,382	$30,584,140	$91,184,111	$89,338,550	$52,973,295	$54,254,779

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,489,159	1,747,679	6,903,807	8,001,184	4,408,111	4,595,430
Units issued	157,549	119,867	633,115	369,944	1,406,525	1,476,686
Units redeemed	(263,372)	(378,387)	(972,585)	(1,467,321)	(1,771,423)	(1,664,005)
Units, end of period	1,383,336	1,489,159	6,564,337	6,903,807	4,043,213	4,408,111

See accompanying notes.

60 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$657,248	$521,061	$473,307	$359,147	$152,733	$179,293
Expenses:
Mortality and expense risk and
administrative charges	(625,757)	(669,456)	(570,504)	(615,188)	(82,613)	(79,058)
Net investment income (loss)	31,491	(148,395)	(97,197)	(256,041)	70,120	100,235
Realized gains (losses) on investments:

Capital gain distributions received	2,841,844	1,422,199	2,348,543	1,190,257	-	-
Net realized gain (loss)	769,286	1,334,241	2,769,113	2,346,423	135,503	(90,561)
Realized gains (losses)
	3,611,130	2,756,440	5,117,656	3,536,680	135,503	(90,561)
Unrealized appreciation (depreciation) during

the period	6,687,219	(5,488,713)	3,341,110	(5,767,979)	965	34,045
Net increase (decrease) in net assets from operations	10,329,840	(2,880,668)	8,361,569	(2,487,340)	206,588	43,719

Changes from principal transactions:
Purchase payments	59,727	47,183	27,675	65,793	-	-
Transfers between sub-accounts and the	(996,484)	(2,350,936)	(1,261,664)	(729,170)	10,620,324	6,840,269
company

Withdrawals	(3,938,575)	(3,337,361)	(3,113,183)	(3,200,255)	(11,580,080)	(5,192,464)
Annual contract fee	(70,310)	(83,334)	(145,640)	(156,396)	(57,577)	(62,690)
Net increase (decrease) in net assets from principal
	(4,945,642)	(5,724,448)	(4,492,812)	(4,020,028)	(1,017,333)	1,585,115
transactions

Total increase (decrease) in net assets	5,384,198	(8,605,116)	3,868,757	(6,507,368)	(810,745)	1,628,834
Net assets at beginning of period	39,008,398	47,613,514	32,264,869	38,772,237	10,300,085	8,671,251
Net assets at end of period	$44,392,596	$39,008,398	$36,133,626	$32,264,869	$9,489,340	$10,300,085

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,667,740	1,891,536	1,097,829	1,219,652	859,864	727,684
Units issued	10,081	55,264	13,103	11,758	1,066,380	876,326
Units redeemed	(192,202)	(279,060)	(143,663)	(133,581)	(1,151,196)	(744,146)
Units, end of period	1,485,619	1,667,740	967,269	1,097,829	775,048	859,864

See accompanying notes.

61 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Value Opportunities
	2019	2018	2019	2018
Income:

Dividend distributions received	$3,219,407	$2,513,749	$44,056	$34,390
Expenses:
Mortality and expense risk and
administrative charges	(2,617,704)	(2,377,800)	(42,151)	(45,950)
Net investment income (loss)	601,703	135,949	1,905	(11,560)
Realized gains (losses) on investments:

Capital gain distributions received	-	-	232,014	285,649
Net realized gain (loss)	1,159,370	(2,085,497)	120,838	82,806
Realized gains (losses)
	1,159,370	(2,085,497)	352,852	368,455
Unrealized appreciation (depreciation) during

the period	717,222	1,468,227	324,136	(577,954)
Net increase (decrease) in net assets from operations	2,478,295	(481,321)	678,893	(221,059)

Changes from principal transactions:
Purchase payments	636,508	917,992	-	-
Transfers between sub-accounts and the	212,880,410	139,507,495	(78,960)	(22,864)
company

Withdrawals	(175,298,097)	(149,544,960)	(309,355)	(185,442)
Annual contract fee	(1,264,283)	(1,148,397)	(9,753)	(10,242)
Net increase (decrease) in net assets from principal
	36,954,538	(10,267,870)	(398,068)	(218,548)
transactions

Total increase (decrease) in net assets	39,432,833	(10,749,191)	280,825	(439,607)
Net assets at beginning of period	176,623,376	187,372,567	2,680,343	3,119,950
Net assets at end of period	$216,056,209	$176,623,376	$2,961,168	$2,680,343

	2019	2018	2019	2018

Units, beginning of period	15,670,778	16,588,059	39,596	41,565
Units issued	18,610,432	15,843,730	10	167
Units redeemed	(15,327,142)	(16,761,011)	(7,009)	(2,136)
Units, end of period	18,954,068	15,670,778	32,597	39,596

See accompanying notes.

62 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 108 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series II	International Equity Index Series II	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series II	Equity Income Trust Series II	11/01/2019

63 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

64 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

65 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$29,390,789,796		-	-	29,390,789,796
NonAffiliated	$27,435,796		-	-	27,435,796

Total	$29,418,225,592		-	-	29,418,225,592

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

66 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$7,934,913	$22,292,332
500 Index Fund Series II	9,905,167	13,746,357
500 Index Fund Series NAV	8,117,047	38,143,842
Active Bond Trust Series I	3,776,663	5,737,288
Active Bond Trust Series II	16,592,318	20,118,721
American Asset Allocation Trust Series I	17,564,651	16,726,041
American Asset Allocation Trust Series II	111,660,492	141,254,507
American Asset Allocation Trust Series III	15,162,289	17,419,565
American Global Growth Trust Series II	18,444,975	29,766,912
American Global Growth Trust Series III	3,535,234	6,461,768
American Growth Trust Series II	103,670,238	106,695,910
American Growth Trust Series III	17,639,966	17,730,257
American Growth-Income Trust Series I	15,535,836	15,880,713
American Growth-Income Trust Series II	60,640,118	79,516,922
American Growth-Income Trust Series III	28,472,496	34,588,714
American International Trust Series II	29,948,830	53,732,471
American International Trust Series III	4,071,139	6,703,849
Basic Value Focus	440,092	475,376
Blue Chip Growth Trust Series I	37,400,942	39,813,969
Blue Chip Growth Trust Series II	22,225,567	25,801,539
Capital Appreciation Trust Series I	91,039,469	19,721,448
Capital Appreciation Trust Series II	39,255,996	10,943,601
Capital Appreciation Value Trust Series II	24,025,803	43,181,133
Core Bond Trust Series I	5,493,288	10,959,191
Core Bond Trust Series II	11,018,244	15,647,573
DWS Equity 500 Index	805,687	1,675,446
Emerging Markets Value Trust Series II	3,689,894	6,130,112
Emerging Markets Value Trust Series NAV	108,104	179,754
Equity Income Trust Series I	32,575,745	27,704,424
Equity Income Trust Series II	25,043,887	16,728,732
Financial Industries Trust Series I	1,471,800	2,328,807
Financial Industries Trust Series II	2,524,465	2,826,018
Fundamental All Cap Core Trust Series II	6,589,704	9,799,615
Fundamental Large Cap Value Trust Series I	6,308,519	26,908,607
Fundamental Large Cap Value Trust Series II	5,302,626	32,964,467
Global Allocation	12,968	13,729
Global Bond Trust Series I	2,374,633	4,056,301
Global Bond Trust Series II	9,525,497	11,058,890
Global Trust Series I	8,080,403	14,165,073
Global Trust Series II	3,313,925	6,107,684
Health Sciences Trust Series I	6,015,518	9,972,068
Health Sciences Trust Series II	6,742,284	12,173,748
High Yield Trust Series I	9,757,739	11,583,858
High Yield Trust Series II	9,060,444	11,299,756
International Equity Index Series I	6,386,408	2,556,427
International Equity Index Series II	8,322,782	3,487,876
International Equity Index Series NAV	1,291,427	1,376,742
International Growth Stock Trust Series II (c)	8,868,995	16,864,117
International Small Company Trust Series I	1,578,214	2,904,126

67 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
International Small Company Trust Series II	$1,109,061	$2,301,142
International Value Trust Series I	2,752,047	8,653,259
International Value Trust Series II	3,148,868	7,325,495
Investment Quality Bond Trust Series I	14,056,305	17,707,875
Investment Quality Bond Trust Series II	12,173,616	12,092,232
Lifestyle Aggressive Portfolio Series I	424,215	161,845
Lifestyle Aggressive Portfolio Series II	1,122,438	609,813
Lifestyle Balanced Portfolio Series I	5,305,963	2,371,305
Lifestyle Balanced Portfolio Series II	109,235,740	93,734,384
Lifestyle Conservative Portfolio Series I	4,186,936	4,038,767
Lifestyle Conservative Portfolio Series II	48,146,026	50,850,156
Lifestyle Growth Portfolio Series I	18,123,140	29,952,018
Lifestyle Growth Portfolio Series II	407,880,954	727,789,676
Lifestyle Growth Portfolio Series NAV	388,081	1,020,243
Lifestyle Moderate Portfolio Series I	2,105,176	1,467,715
Lifestyle Moderate Portfolio Series II	45,344,053	40,692,388
Managed Volatility Aggressive Portfolio Series I	4,855,261	7,072,357
Managed Volatility Aggressive Portfolio Series II	7,459,897	9,330,699
Managed Volatility Balanced Portfolio Series I	27,796,877	55,720,534
Managed Volatility Balanced Portfolio Series II	312,963,008	744,264,453
Managed Volatility Conservative Portfolio Series I	7,229,783	17,729,166
Managed Volatility Conservative Portfolio Series II	46,931,646	156,434,823
Managed Volatility Growth Portfolio Series I	38,557,215	55,016,660
Managed Volatility Growth Portfolio Series II	615,163,336	1,044,611,568
Managed Volatility Growth Portfolio Series NAV	39,316	26,510
Managed Volatility Moderate Portfolio Series I	11,255,471	23,498,027
Managed Volatility Moderate Portfolio Series II	99,263,887	249,873,531
Mid Cap Index Trust Series I	8,364,577	12,906,401
Mid Cap Index Trust Series II	6,305,318	11,410,193
Mid Cap Stock Trust Series I	23,369,468	22,305,747
Mid Cap Stock Trust Series II	15,593,324	13,751,604
Mid Value Trust Series I	6,392,397	5,649,548
Mid Value Trust Series II	6,686,987	7,147,767
Money Market Trust Series I	848,017	6,163,287
Money Market Trust Series II	3,142,974	22,316,203
Money-Market Trust Series NAV	305,554	658,476
Mutual Shares Trust Series I	8,905,477	22,244,248
PIMCO All Asset	280,542	1,122,121
Real Estate Securities Trust Series I	2,682,215	5,786,646
Real Estate Securities Trust Series II	3,190,272	6,280,966
Science & Technology Trust Series I	19,832,374	16,967,012
Science & Technology Trust Series II	14,727,594	13,961,095
Select Bond Trust Series I	19,468,925	23,514,146
Select Bond Trust Series II	75,653,143	185,682,536
Short Term Government Income Trust Series I	6,201,674	8,356,574
Short Term Government Income Trust Series II	7,343,057	9,589,089
Small Cap Index Trust Series I	1,613,675	2,561,796
Small Cap Index Trust Series II	4,068,787	5,435,577
Small Cap Opportunities Trust Series I	3,219,806	5,215,803
Small Cap Opportunities Trust Series II	2,791,413	4,412,320
Small Cap Stock Trust Series I	278,471	114,194
Small Cap Stock Trust Series II	13,225,806	7,069,072

68 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
Small Cap Value Trust Series I	$66,251	$52,052
Small Cap Value Trust Series II	2,615,344	4,360,353
Small Company Value Trust Series I	18,722,317	4,818,724
Small Company Value Trust Series II	19,481,471	5,584,418
Strategic Income Opportunities Trust Series I	1,873,847	4,914,345
Strategic Income Opportunities Trust Series II	4,068,188	6,279,566
Total Bond Market Series Trust NAV	10,659,868	13,963,502
Total Bond Market Trust Series II	18,936,659	23,187,296
Total Stock Market Index Trust Series I	3,740,796	5,813,104
Total Stock Market Index Trust Series II	3,237,014	5,478,481
Ultra Short Term Bond Trust Series I	13,123,017	14,070,232
Ultra Short Term Bond Trust Series II	206,337,374	168,781,132
Utilities Trust Series I (a)	1,782,021	16,076,357
Utilities Trust Series II (b)	1,503,416	14,177,575
Value Opportunities	276,690	440,838

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series II on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series II on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

69 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series I(*)	2019	4,843	$ 31.41 to $ 28.31		$ 142,077 .	1.90 % to 0.45%	1.66%	30.47 % to 28.59%
.	2018	5,483	24.08 to 22.02		124,393 .	1.90 to 0.45	1.30	-5.12 to -6.50
.	2017	6,105	25.38 to 23.55		147,484 .	1.90 to 0.45	1.66	20.98 to 19.24
.	2016	6,884	20.98 to 19.75		138,794 .	1.90 to 0.45	3.09	11.09 to 9.49
.	2015	2,528	18.88 to 18.04		46,424 .	1.90 to 0.45	1.60	0.65 to -0.80
.	.	.	.	.	..		.	.
500 Index Fund Series II(*)	2019	2,243	30.97 to 27.62		62,608 .	2.05 to 0.45	1.51	30.24 to 28.17
.	2018	2,418	23.78 to 21.55		52,639 .	2.05 to 0.45	1.13	-5.31 to -6.83
.	2017	2,586	25.12 to 23.13		60,261 .	2.05 to 0.45	1.50	20.74 to 18.83
.	2016	2,741	20.80 to 19.46		53,568 .	2.05 to 0.45	1.67	10.87 to 9.11
.	2015	2,354	18.76 to 17.84		42,522 .	2.05 to 0.45	1.44	0.41 to -1.19
.	.	.	.	.	..		.	.
500 Index Fund Series NAV(*)	2019	6,220	30.75 to 26.36		187,147 .	2.05 to 0.80	1.69	30.11 to 28.50
.	2018	7,468	23.63 to 20.51		173,126 .	2.05 to 0.80	1.31	-5.41 to -6.59
.	2017	8,459	24.98 to 21.96		207,675 .	2.05 to 0.80	1.69	20.58 to 19.08
.	2016	10,016	20.72 to 18.44		204,469 .	2.05 to 0.80	1.74	10.76 to 9.38
.	2015	11,198	18.71 to 16.86		206,755 .	2.05 to 0.80	1.68	0.35 to -0.90
.	.	.	.	.	..		.	.
Active Bond Trust Series I(*)	2019	1,212	24.28 to 19.63		25,396 .	1.90 to 0.45	2.69	8.76 to 7.20
.	2018	1,322	22.32 to 18.31		25,739 .	1.90 to 0.45	3.10	-1.05 to -2.48
.	2017	1,451	22.56 to 18.77		28,904 .	1.90 to 0.45	3.43	4.37 to 2.88
.	2016	1,603	21.62 to 18.25		30,912 .	1.90 to 0.45	3.56	3.87 to 2.38
.	2015	1,808	20.81 to 17.83		33,841 .	1.90 to 0.45	4.84	-0.28 to -1.72
.	.	.	.	.	..		.	.
Active Bond Trust Series II(*)	2019	6,290	18.65 to 13.40		124,667 .	2.05 to 1.00	2.53	7.94 to 6.81
.	2018	6,520	17.46 to 12.42		120,639 .	2.05 to 1.00	2.89	-1.79 to -2.82
.	2017	7,619	17.97 to 12.64		144,487 .	2.05 to 1.00	3.21	3.59 to 2.51
.	2016	7,880	17.53 to 12.20		145,180 .	2.05 to 1.20	3.34	2.12 to -2.40
.	2015	8,870	18.40 to 17.16		159,363 .	2.05 to 1.40	4.57	-1.53 to -2.16
.	.	.	.	.	..		.	.
American Asset Allocation Trust Series I(*)	2019	4,963	25.68 to 21.37		113,208 .	1.90 to 0.45	1.34	20.24 to 18.50
.	2018	5,496	21.36 to 18.03		104,975 .	1.90 to 0.45	1.57	-5.34 to -6.71
.	2017	6,072	22.56 to 19.33		123,761 .	1.90 to 0.45	1.17	15.27 to 13.62
.	2016	6,564	19.57 to 17.01		117,189 .	1.90 to 0.45	1.26	8.50 to 6.94
.	2015	6,939	18.04 to 15.91		115,278 .	1.90 to 0.45	1.99	0.60 to -0.84
.	.	.	.	.	..		.	.
American Asset Allocation Trust Series II(*)	2019	41,211	22.15 to 20.67		900,004 .	2.05 to 1.00	1.22	19.47 to 18.22
.	2018	47,315	18.54 to 17.49		868,429 .	2.05 to 1.00	1.47	-6.01 to -7.00
.	2017	54,127	19.73 to 18.80		1,061,204 .	2.05 to 1.00	1.07	14.54 to 13.35
.	2016	61,102	17.22 to 16.59		1,050,388 .	2.05 to 1.00	1.09	7.83 to 6.71
.	2015	67,055	15.97 to 15.55		1,082,182 .	2.05 to 1.00	1.83	-0.09 to -1.14
.	.	.	.	.	..		.	.
American Asset Allocation Trust Series III(*)	2019	4,588	26.96 to 24.66		122,259 .	1.55 to 0.80	1.67	20.19 to 19.30
.	2018	5,240	22.43 to 20.67		116,316 .	1.55 to 0.80	1.91	-5.39 to -6.10
.	2017	5,984	23.71 to 22.01		140,567 .	1.55 to 0.80	1.50	15.33 to 14.47
.	2016	6,706	20.56 to 19.23		136,740 .	1.55 to 0.80	1.61	8.56 to 7.75
.	2015	7,351	18.93 to 17.85		138,210 .	1.55 to 0.80	2.33	0.53 to -0.22
.	.	.	.	.	..		.	.
American Global Growth Trust Series II(*)	2019	5,857	26.45 to 24.42		151,504 .	2.05 to 1.00	0.54	33.32 to 31.93
.	2018	6,911	19.84 to 18.51		134,638 .	2.05 to 1.00	0.57	-10.37 to -11.31
.	2017	7,936	22.14 to 20.87		173,375 .	2.05 to 1.00	0.17	29.62 to 28.27
.	2016	9,113	17.08 to 16.27		154,324 .	2.05 to 1.00	0.76	-0.89 to -1.93
.	2015	10,462	17.23 to 16.59		179,743 .	2.05 to 1.00	1.40	5.44 to 4.33
.	.	.	.	.	..		.	.
American Global Growth Trust Series III(*)	2019	967	31.20 to 28.54		29,730 .	1.55 to 0.80	0.96	34.10 to 33.10
.	2018	1,174	23.27 to 21.44		26,969 .	1.55 to 0.80	1.00	-9.77 to -10.45
.	2017	1,253	25.79 to 23.94		31,918 .	1.55 to 0.80	0.56	30.30 to 29.33
.	2016	1,575	19.79 to 18.51		30,846 .	1.55 to 0.80	1.27	-0.17 to -0.92
.	2015	1,603	19.82 to 18.68		31,462 .	1.55 to 0.80	1.86	6.17 to 5.37
.	.	.	.	.	..		.	.
American Growth Trust Series II(*)	2019	11,474	61.79 to 47.32		535,195 .	2.05 to 0.45	0.73	29.61 to 27.55
.	2018	13,671	47.67 to 37.10		495,562 .	2.05 to 0.45	0.30	-1.16 to -2.74
.	2017	16,059	48.23 to 38.15		595,655 .	2.05 to 0.45	0.27	27.17 to 25.15
.	2016	19,385	37.93 to 30.48		571,028 .	2.05 to 0.45	0.32	8.54 to 6.82
.	2015	22,432	34.94 to 28.53		615,541 .	2.05 to 0.45	0.09	5.87 to 4.19
.	.	.	.	.	..		.	.
American Growth Trust Series III(*)	2019	2,594	35.27 to 32.26		90,208 .	1.55 to 0.80	1.17	29.76 to 28.79
.	2018	3,093	27.18 to 25.05		82,982 .	1.55 to 0.80	0.71	-1.08 to -1.82
.	2017	3,580	27.48 to 25.51		97,231 .	1.55 to 0.80	0.70	27.20 to 26.25
.	2016	4,375	21.60 to 20.21		93,545 .	1.55 to 0.80	0.80	8.61 to 7.80
.	2015	4,752	19.89 to 18.75		93,651 .	1.55 to 0.80	0.58	6.02 to 5.22
.	.	.	.	.	..		.	.
American Growth-Income Trust Series I(*)	2019	2,634	50.79 to 39.89		112,835 .	1.90 to 0.45	1.49	25.14 to 23.34
.	2018	2,973	40.59 to 32.34		102,807 .	1.90 to 0.45	1.35	-2.62 to -4.03
.	2017	3,388	41.68 to 33.70		121,608 .	1.90 to 0.45	1.03	21.49 to 19.74
.	2016	3,892	34.31 to 28.14		116,152 .	1.90 to 0.45	1.59	10.61 to 9.01
.	2015	4,390	31.02 to 25.81		119,693 .	1.90 to 0.45	1.27	0.66 to -0.79
.	.	.	.	.	..		.	.

70 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
American Growth-Income Trust Series II(*)	2019	11,502	$ 50.14 to $ 38.40		$ 441,928 .	2.05 % to 0.45%	1.39%	25.08 % to 23.10%
.	2018	13,514	40.09 to 31.20		418,780 .	2.05 to 0.45	1.25	-2.71 to -4.26
.	2017	15,764	41.20 to 32.59		507,128 .	2.05 to 0.45	0.95	21.34 to 19.42
.	2016	18,765	33.96 to 27.29		503,087 .	2.05 to 0.45	1.50	10.56 to 8.81
.	2015	22,083	30.71 to 25.08		541,100 .	2.05 to 0.45	1.13	0.51 to -1.08
.	.	.	.	.	..		.	.
American Growth-Income Trust Series III(*)	2019	6,269	32.64 to 29.85		201,783 .	1.55 to 0.80	1.84	25.16 to 24.22
.	2018	7,331	26.08 to 24.03		188,742 .	1.55 to 0.80	1.68	-2.60 to -3.34
.	2017	8,380	26.77 to 24.86		221,783 .	1.55 to 0.80	1.39	21.42 to 20.51
.	2016	9,932	22.05 to 20.63		216,784 .	1.55 to 0.80	1.99	10.65 to 9.83
.	2015	11,058	19.93 to 18.78		218,366 .	1.55 to 0.80	1.66	0.66 to -0.10
.	.	.	.	.	..		.	.
American International Trust Series II(*)	2019	8,655	33.55 to 18.93		270,480 .	2.05 to 1.00	0.79	21.05 to 19.79
.	2018	10,103	28.01 to 15.64		261,041 .	2.05 to 1.00	2.48	-14.45 to -15.35
.	2017	11,003	33.09 to 18.28		333,479 .	2.05 to 1.00	0.71	30.19 to 28.84
.	2016	13,582	25.68 to 14.04		316,695 .	2.05 to 1.00	0.82	1.95 to 0.88
.	2015	15,090	25.46 to 13.78		347,869 .	2.05 to 1.00	0.94	-5.92 to -6.91
.	.	.	.	.	..		.	.
American International Trust Series III(*)	2019	1,949	19.03 to 17.40		36,565 .	1.55 to 0.80	1.28	21.91 to 21.00
.	2018	2,255	15.61 to 14.38		34,732 .	1.55 to 0.80	2.98	-13.90 to -14.54
.	2017	2,404	18.13 to 16.83		43,050 .	1.55 to 0.80	1.17	31.07 to 30.09
.	2016	2,989	13.83 to 12.94		40,895 .	1.55 to 0.80	1.30	2.66 to 1.90
.	2015	3,173	13.47 to 12.70		42,336 .	1.55 to 0.80	1.43	-5.30 to -6.01
.	.	.	.	.	..		.	.
Basic Value Focus	2019	86	58.86 to 28.85		4,219 .	1.80 to 1.40	2.23	21.99 to 21.51
.	2018	95	48.25 to 23.75		3,829 .	1.80 to 1.40	1.55	-9.34 to -9.71
.	2017	109	53.22 to 26.30		4,930 .	1.80 to 1.40	1.31	6.65 to 6.22
.	2016	127	49.91 to 24.76		5,279 .	1.80 to 1.40	1.29	16.24 to 15.78
.	2015	154	42.93 to 21.39		5,468 .	1.80 to 1.40	1.32	-7.38 to -7.75
.	.	.	.	.	..		.	.
Blue Chip Growth Trust Series I(*)	2019	3,479	62.74 to 42.74		241,695 .	1.90 to 0.45	0.00	29.21 to 27.35
.	2018	3,990	48.55 to 33.56		216,533 .	1.90 to 0.45	0.02	1.51 to 0.04
.	2017	4,510	47.83 to 33.54		243,660 .	1.90 to 0.45	0.07	35.67 to 33.73
.	2016	5,095	35.26 to 25.08		204,902 .	1.90 to 0.45	0.01	0.36 to -1.09
.	2015	5,839	35.13 to 25.36		236,562 .	1.90 to 0.45	0.00	10.56 to 8.97
.	.	.	.	.	..		.	.
Blue Chip Growth Trust Series II(*)	2019	2,455	51.97 to 36.08		116,834 .	2.05 to 1.00	0.00	28.24 to 26.90
.	2018	2,880	40.96 to 28.13		107,498 .	2.05 to 1.00	0.00	0.76 to -0.30
.	2017	3,103	41.08 to 27.92		115,266 .	2.05 to 1.00	0.00	34.62 to 33.22
.	2016	3,627	30.84 to 20.74		100,570 .	2.05 to 1.00	0.00	-0.38 to -1.43
.	2015	4,254	31.28 to 20.82		119,386 .	2.05 to 1.00	0.00	9.73 to 8.58
.	.	.	.	.	..		.	.
Capital Appreciation Trust Series I(*)	2019	4,687	37.31 to 36.37		142,530 .	1.90 to 0.45	0.04	32.30 to 30.39
.	2018	5,277	28.61 to 27.49		122,498 .	1.90 to 0.45	0.26	-1.25 to -2.68
.	2017	5,906	29.40 to 27.84		140,279 .	1.90 to 0.45	0.06	35.92 to 33.97
.	2016	6,883	21.94 to 20.48		121,452 .	1.90 to 0.45	0.00	-1.52 to -2.94
.	2015	7,856	22.61 to 20.80		142,010 .	1.90 to 0.45	0.00	10.96 to 9.36
.	.	.	.	.	..		.	.
Capital Appreciation Trust Series II(*)	2019	1,315	51.08 to 34.84		57,289 .	2.05 to 1.00	0.01	31.33 to 29.95
.	2018	1,523	39.31 to 26.53		50,795 .	2.05 to 1.00	0.04	-1.98 to -3.01
.	2017	1,692	40.53 to 27.07		57,963 .	2.05 to 1.00	0.00	34.85 to 33.45
.	2016	1,997	30.37 to 20.07		51,049 .	2.05 to 1.00	0.00	-2.25 to -3.27
.	2015	2,332	31.39 to 20.53		61,537 .	2.05 to 1.00	0.00	10.06 to 8.91
.	.	.	.	.	..		.	.
Capital Appreciation Value Trust Series II(*)	2019	9,499	27.72 to 26.05		260,486 .	2.05 to 1.00	1.18	22.86 to 21.58
.	2018	10,875	22.80 to 21.20		243,307 .	2.05 to 1.00	1.88	-0.90 to -1.94
.	2017	12,364	23.25 to 21.39		280,370 .	2.05 to 1.00	1.23	13.85 to 12.66
.	2016	14,097	20.64 to 18.79		281,362 .	2.05 to 1.00	1.10	6.77 to 5.66
.	2015	14,890	19.53 to 17.60		293,194 .	2.05 to 1.00	0.89	4.05 to 2.97
.	.	.	.	.	..		.	.
Core Bond Trust Series I(*)	2019	3,442	21.30 to 17.22		61,700 .	1.90 to 0.45	2.37	7.84 to 6.29
.	2018	3,785	19.75 to 16.20		63,639 .	1.90 to 0.45	2.37	-1.04 to -2.47
.	2017	4,369	19.96 to 16.61		75,033 .	1.90 to 0.45	2.03	2.94 to 1.46
.	2016	5,044	19.39 to 16.37		85,004 .	1.90 to 0.45	1.90	2.28 to 0.81
.	2015	6,088	18.95 to 16.24		101,222 .	1.90 to 0.45	2.33	-2.01 to -2.98
.	.	.	.	.	..		.	.
Core Bond Trust Series II(*)	2019	4,176	16.68 to 13.28		71,521 .	2.05 to 1.00	2.20	6.97 to 5.85
.	2018	4,477	15.76 to 12.42		72,132 .	2.05 to 1.00	2.18	-1.78 to -2.81
.	2017	5,342	16.21 to 12.64		87,944 .	2.05 to 1.00	1.87	2.18 to 1.12
.	2016	6,142	16.03 to 12.37		99,553 .	2.05 to 1.00	1.72	1.52 to 0.46
.	2015	7,077	15.96 to 12.19		113,078 .	2.05 to 1.00	2.00	-1.92 to -2.50
.	.	.	.	.	..		.	.
DWS Equity 500 Index	2019	247	51.34 to 39.09		12,152 .	2.05 to 1.40	1.58	28.82 to 27.99
.	2018	279	39.85 to 30.54		10,682 .	2.05 to 1.40	1.32	-6.33 to -6.94
.	2017	314	42.55 to 32.82		12,879 .	2.05 to 1.40	1.40	19.38 to 18.61
.	2016	370	35.64 to 27.67		12,733 .	2.05 to 1.40	1.74	9.65 to 8.94
.	2015	421	32.50 to 25.40		13,229 .	2.05 to 1.40	1.28	-0.64 to -1.29
.	.	.	.	.	..		.	.

71 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Emerging Markets Value Trust Series II(*)	2019	2,552	$ 12.29 to $ 11.86	$ 30,665 .	2.05 % to 0.45%	2.93%	10.21 % to 8.46%
.	2018	2,809	11.15 to 10.94	30,944 .	2.05 to 0.45	2.23	-14.18 to -15.55
.	2017	3,264	12.99 to 12.95	42,338 .	2.05 to 0.45	4.38	3.91 to 3.63
.	.	.	.	. ..	.		.
Emerging Markets Value Trust Series NAV(*)	2019	122	12.26 to 12.06	1,485 .	1.55 to 0.80	3.20	10.01 to 9.19
.	2018	131	11.14 to 11.04	1,452 .	1.55 to 0.80	2.58	-14.17 to -14.82
.	2017	143	12.98 to 12.97	1,855 .	1.55 to 0.80	5.49	3.86 to 3.72
.	.	.	.	. ..	.		.
Equity Income Trust Series I(*)	2019	3,052	47.38 to 30.65	177,745 .	1.90 to 0.45	2.05	25.78 to 23.97
.	2018	3,216	37.67 to 24.73	152,265 .	1.90 to 0.45	1.79	-9.99 to -11.29
.	2017	3,727	41.85 to 27.87	196,454 .	1.90 to 0.45	2.21	15.77 to 14.11
.	2016	4,250	36.15 to 24.43	195,429 .	1.90 to 0.45	2.19	18.59 to 16.88
.	2015	4,831	30.48 to 20.90	188,429 .	1.90 to 0.45	1.85	-7.17 to -8.50
.	.	.	.	. ..	.		.
Equity Income Trust Series II(*)	2019	3,726	38.57 to 34.14	115,219 .	2.05 to 0.45	1.88	25.61 to 23.61
.	2018	3,782	30.71 to 27.62	94,017 .	2.05 to 0.45	1.59	-10.16 to -11.60
.	2017	4,389	34.18 to 31.24	122,995 .	2.05 to 0.45	2.02	15.48 to 13.66
.	2016	5,116	29.60 to 27.49	125,642 .	2.05 to 0.45	2.04	18.38 to 16.50
.	2015	5,626	25.00 to 23.60	118,166 .	2.05 to 0.45	1.67	-7.33 to -8.80
.	.	.	.	. ..	.		.
Financial Industries Trust Series I(*)	2019	342	27.49 to 25.73	9,202 .	1.90 to 1.40	4.12	29.96 to 29.31
.	2018	407	21.15 to 19.90	8,458 .	1.90 to 1.40	1.15	-15.68 to -16.11
.	2017	474	25.09 to 23.72	11,693 .	1.90 to 1.40	1.16	13.69 to 13.12
.	2016	533	22.07 to 20.97	11,595 .	1.90 to 1.40	1.53	17.71 to 17.12
.	2015	543	18.75 to 17.90	10,015 .	1.90 to 1.40	0.99	-4.00 to -4.48
.	.	.	.	. ..	.		.
Financial Industries Trust Series II(*)	2019	473	30.49 to 25.15	13,265 .	2.05 to 1.00	3.93	30.21 to 28.85
.	2018	527	23.67 to 19.31	11,387 .	2.05 to 1.00	1.12	-15.48 to -16.37
.	2017	625	28.30 to 22.85	16,106 .	2.05 to 1.00	0.96	13.88 to 12.69
.	2016	772	25.11 to 20.07	17,537 .	2.05 to 1.00	1.24	18.02 to 16.79
.	2015	840	21.50 to 17.00	16,184 .	2.05 to 1.00	0.71	-3.85 to -4.85
.	.	.	.	. ..	.		.
Fundamental All Cap Core Trust Series II(*)	2019	963	42.75 to 19.21	43,404 .	2.05 to 1.00	0.24	34.83 to 33.42
.	2018	1,098	32.04 to 14.25	37,081 .	2.05 to 1.00	0.20	-14.21 to -15.11
.	2017	1,221	37.75 to 16.61	48,359 .	2.05 to 1.00	0.55	26.16 to 24.85
.	2016	1,348	33.04 to 30.23	43,337 .	2.05 to 1.40	0.18	6.61 to 5.92
.	2015	1,546	30.99 to 28.54	46,759 .	2.05 to 1.40	0.00	2.39 to 1.73
.	.	.	.	. ..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	6,025	37.42 to 29.81	190,760 .	1.90 to 0.45	1.14	35.24 to 33.30
.	2018	6,828	27.67 to 22.36	161,567 .	1.90 to 0.45	1.07	-17.41 to -18.61
.	2017	7,734	33.50 to 27.48	223,805 .	1.90 to 0.45	1.59	16.91 to 15.23
.	2016	9,036	28.65 to 23.85	225,924 .	1.90 to 0.45	2.20	9.68 to 8.10
.	2015	10,281	26.13 to 22.06	236,820 .	1.90 to 0.45	0.96	-1.55 to -2.97
.	.	.	.	. ..	.		.
Fundamental Large Cap Value Trust Series II(*)	2019	4,994	28.76 to 17.03	141,440 .	2.05 to 1.00	0.93	34.24 to 32.84
.	2018	6,141	21.65 to 12.69	129,991 .	2.05 to 1.00	0.87	-18.06 to -18.92
.	2017	6,914	26.70 to 15.49	178,758 .	2.05 to 1.00	1.40	16.03 to 14.83
.	2016	8,056	23.25 to 13.35	180,517 .	2.05 to 1.00	2.00	8.86 to 7.73
.	2015	9,295	21.59 to 12.26	192,421 .	2.05 to 1.00	0.77	-2.28 to -3.30
.	.	.	.	. ..	.		.
Global Allocation	2019	11	27.84 to 22.45	255 .	1.75 to 1.40	1.15	16.19 to 15.79
.	2018	11	24.04 to 19.32	227 .	1.75 to 1.40	0.81	-8.81 to -9.13
.	2017	11	26.46 to 21.18	251 .	1.75 to 1.40	0.84	12.17 to 11.78
.	2016	35	23.67 to 18.89	679 .	1.75 to 1.40	1.13	2.51 to 2.15
.	2015	37	23.17 to 18.42	689 .	1.75 to 1.40	0.95	-2.25 to -2.59
.	.	.	.	. ..	.		.
Global Bond Trust Series I(*)	2019	722	22.96 to 16.96	22,479 .	1.90 to 0.80	6.27	5.53 to 4.38
.	2018	811	22.00 to 16.07	24,164 .	1.90 to 0.80	2.63	-2.68 to -3.75
.	2017	917	22.86 to 16.51	28,398 .	1.90 to 0.80	2.23	7.89 to 6.71
.	2016	1,098	21.42 to 15.30	31,470 .	1.90 to 0.80	0.00	2.23 to 1.11
.	2015	1,173	21.18 to 14.97	32,986 .	1.90 to 0.80	2.51	-4.27 to -5.32
.	.	.	.	. ..	.		.
Global Bond Trust Series II(*)	2019	2,737	17.25 to 12.41	53,892 .	2.05 to 1.00	6.28	5.03 to 3.93
.	2018	2,952	16.59 to 11.82	55,604 .	2.05 to 1.00	2.63	-3.01 to -4.03
.	2017	3,739	17.29 to 12.18	71,900 .	2.05 to 1.00	1.93	7.40 to 6.29
.	2016	4,013	16.27 to 11.34	73,029 .	2.05 to 1.00	0.00	1.89 to 0.83
.	2015	4,374	16.13 to 11.13	79,194 .	2.05 to 1.00	2.52	-4.69 to -5.68
.	.	.	.	. ..	.		.
Global Trust Series I(*)	2019	3,560	25.94 to 19.46	95,996 .	1.90 to 0.45	2.13	15.52 to 13.86
.	2018	3,921	22.45 to 17.09	93,402 .	1.90 to 0.45	1.76	-14.88 to -16.11
.	2017	4,161	26.38 to 20.37	119,324 .	1.90 to 0.45	1.83	18.35 to 16.65
.	2016	4,783	22.29 to 17.46	116,485 .	1.90 to 0.45	4.46	8.97 to 7.41
.	2015	5,315	20.45 to 16.26	120,663 .	1.90 to 0.45	1.87	-6.84 to -8.18
.	.	.	.	. ..	.		.
Global Trust Series II(*)	2019	1,202	24.60 to 14.11	26,152 .	2.05 to 1.00	1.89	14.68 to 13.48
.	2018	1,391	21.67 to 12.30	26,538 .	2.05 to 1.00	1.50	-15.50 to -16.39
.	2017	1,658	25.92 to 14.56	37,859 .	2.05 to 1.00	1.66	17.45 to 16.23
.	2016	1,883	22.30 to 12.39	36,828 .	2.05 to 1.00	4.26	8.15 to 7.02

72 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Trust Series II(*)	2015	2,175	$ 20.84 to $ 11.46		$ 39,571 .	2.05 % to 1.00%	1.64%	-7.54 % to -8.51%
.	.	.	.	.	..	.		.
Health Sciences Trust Series I(*)	2019	583	105.69 to 79.48		50,631 .	1.90 to 0.45	0.00	28.10 to 26.26
.	2018	670	82.50 to 62.95		45,999 .	1.90 to 0.45	0.00	0.23 to -1.22
.	2017	744	82.31 to 63.72		51,425 .	1.90 to 0.45	0.00	26.94 to 25.11
.	2016	898	64.85 to 50.93		49,474 .	1.90 to 0.45	0.07	-10.97 to -12.26
.	2015	1,125	72.84 to 58.05		70,280 .	1.90 to 0.45	0.00	12.19 to 10.57
.	.	.	.	.	..	.		.
Health Sciences Trust Series II(*)	2019	729	89.58 to 38.31		60,712 .	2.05 to 1.00	0.00	27.12 to 25.79
.	2018	849	71.22 to 30.14		56,169 .	2.05 to 1.00	0.00	-0.48 to -1.53
.	2017	965	72.32 to 30.28		63,593 .	2.05 to 1.00	0.00	25.99 to 24.68
.	2016	1,141	58.00 to 24.04		59,857 .	2.05 to 1.00	0.00	-11.66 to -12.58
.	2015	1,420	66.36 to 27.21		86,054 .	2.05 to 1.00	0.00	11.38 to 10.21
.	.	.	.	.	..	.		.
High Yield Trust Series I(*)	2019	2,760	32.06 to 26.46		54,750 .	1.90 to 0.45	5.25	15.14 to 13.49
.	2018	2,982	27.84 to 23.32		51,588 .	1.90 to 0.45	5.78	-3.45 to -4.85
.	2017	3,438	28.84 to 24.50		62,433 .	1.90 to 0.45	5.17	7.02 to 5.48
.	2016	3,940	26.95 to 23.23		68,642 .	1.90 to 0.45	6.74	15.74 to 14.08
.	2015	4,437	23.28 to 20.36		66,200 .	1.90 to 0.45	7.09	-8.73 to -10.05
.	.	.	.	.	..	.		.
High Yield Trust Series II(*)	2019	1,940	25.71 to 16.21		47,178 .	2.05 to 1.00	4.98	14.35 to 13.15
.	2018	2,088	22.72 to 14.18		45,027 .	2.05 to 1.00	5.44	-4.12 to -5.13
.	2017	2,456	23.95 to 14.79		55,499 .	2.05 to 1.00	5.00	6.07 to 4.96
.	2016	2,726	22.81 to 13.94		58,286 .	2.05 to 1.00	6.48	15.00 to 13.80
.	2015	3,361	20.05 to 12.12		62,634 .	2.05 to 1.00	6.71	-9.46 to -10.40
.	.	.	.	.	..	.		.
International Equity Index Series I(*)	2019	1,073	17.08 to 16.48		18,350 .	1.90 to 1.40	2.71	19.68 to 19.09
.	2018	857	14.27 to 13.84		12,215 .	1.90 to 1.40	2.28	-15.30 to -15.72
.	2017	921	16.85 to 16.42		15,509 .	1.90 to 1.40	2.16	25.54 to 24.91
.	2016	1,006	13.42 to 13.15		13,508 .	1.90 to 1.40	2.58	3.00 to 2.48
.	2015	1,124	13.03 to 12.83		14,658 .	1.90 to 1.40	2.21	-7.22 to -7.69
.	.	.	.	.	..	.		.
International Equity Index Series II(*)	2019	1,100	18.02 to 16.07		18,331 .	2.05 to 0.45	2.65	20.57 to 18.65
.	2018	814	14.95 to 13.54		11,356 .	2.05 to 0.45	2.00	-14.66 to -16.02
.	2017	918	17.52 to 16.13		15,168 .	2.05 to 0.45	2.04	26.47 to 24.47
.	2016	907	13.85 to 12.96		11,992 .	2.05 to 0.45	2.38	3.77 to 2.12
.	2015	1,008	13.35 to 12.69		12,971 .	2.05 to 0.45	1.94	-6.53 to -8.02
.	.	.	.	.	..	.		.
International Equity Index Series NAV(*)	2019	785	13.86 to 12.78		10,617 .	2.05 to 1.40	2.45	19.75 to 18.98
.	2018	803	11.57 to 10.74		9,080 .	2.05 to 1.40	2.29	-15.30 to -15.86
.	2017	902	13.66 to 12.76		12,080 .	2.05 to 1.40	2.16	25.68 to 24.87
.	2016	1,045	10.87 to 10.22		11,152 .	2.05 to 1.40	2.67	2.98 to 2.31
.	2015	1,117	10.56 to 9.99		11,604 .	2.05 to 1.40	2.32	-7.11 to -7.72
.	.	.	.	.	..	.		.
International Small Company Trust Series I(*)	2019	862	23.98 to 20.70		18,694 .	1.90 to 0.45	2.15	22.05 to 20.30
.	2018	972	19.65 to 17.21		17,469 .	1.90 to 0.45	1.23	-20.46 to -21.61
.	2017	1,107	24.70 to 21.95		25,245 .	1.90 to 0.45	1.38	28.88 to 27.03
.	2016	1,275	19.17 to 17.28		22,787 .	1.90 to 0.45	1.91	4.43 to 2.93
.	2015	1,458	18.35 to 16.79		25,204 .	1.90 to 0.45	1.77	6.07 to 4.54
.	.	.	.	.	..	.		.
International Small Company Trust Series II(*)	2019	579	19.98 to 19.86		12,084 .	2.05 to 1.00	1.76	21.14 to 19.87
.	2018	669	16.66 to 16.40		11,576 .	2.05 to 1.00	1.22	-21.07 to -21.90
.	2017	764	21.34 to 20.77		16,816 .	2.05 to 1.00	1.23	27.89 to 26.56
.	2016	860	16.86 to 16.24		14,898 .	2.05 to 1.00	1.69	3.66 to 2.57
.	2015	988	16.44 to 15.67		16,605 .	2.05 to 1.00	1.63	5.33 to 4.23
.	.	.	.	.	..	.		.
International Value Trust Series I(*)	2019	2,611	26.08 to 21.52		53,425 .	1.90 to 0.45	2.71	11.83 to 10.22
.	2018	2,949	23.32 to 19.53		54,546 .	1.90 to 0.45	2.39	-15.42 to -16.64
.	2017	3,295	27.57 to 23.43		72,751 .	1.90 to 0.45	1.76	16.62 to 14.94
.	2016	3,782	23.65 to 20.38		72,355 .	1.90 to 0.45	2.56	11.74 to 10.13
.	2015	3,228	21.16 to 18.51		55,740 .	1.90 to 0.45	1.76	-8.23 to -9.55
.	.	.	.	.	..	.		.
International Value Trust Series II(*)	2019	2,030	25.69 to 15.24		44,182 .	2.05 to 1.00	2.55	11.01 to 9.86
.	2018	2,251	23.39 to 13.72		44,427 .	2.05 to 1.00	2.17	-16.02 to -16.90
.	2017	2,587	28.15 to 16.34		61,335 .	2.05 to 1.00	1.58	15.72 to 14.51
.	2016	3,078	24.58 to 14.12		63,599 .	2.05 to 1.00	2.25	10.83 to 9.67
.	2015	2,780	22.41 to 12.74		51,915 .	2.05 to 1.00	1.48	-8.86 to -9.82
.	.	.	.	.	..	.		.
Investment Quality Bond Trust Series I(*)	2019	5,736	32.24 to 20.78		120,544 .	1.90 to 0.45	2.51	8.87 to 7.31
.	2018	6,011	29.62 to 19.36		116,517 .	1.90 to 0.45	2.69	-1.26 to -2.69
.	2017	6,868	30.00 to 19.90		135,673 .	1.90 to 0.45	2.57	4.14 to 2.64
.	2016	7,267	28.80 to 19.39		139,695 .	1.90 to 0.45	2.19	3.82 to 2.33
.	2015	7,725	27.74 to 18.94		144,236 .	1.90 to 0.45	1.80	-1.26 to -2.68
.	.	.	.	.	..	.		.
Investment Quality Bond Trust Series II(*)	2019	3,225	17.55 to 13.64		62,380 .	2.05 to 0.35	2.34	8.77 to 6.93
.	2018	3,237	16.41 to 12.54		58,447 .	2.05 to 0.35	2.49	-1.27 to -2.95
.	2017	3,685	16.91 to 12.70		68,204 .	2.05 to 0.35	2.46	3.94 to 2.19
.	2016	3,793	16.54 to 12.21		68,484 .	2.05 to 0.80	1.95	1.97 to -2.34

73 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Investment Quality Bond Trust Series II(*)	2015	4,206	$ 16.23 to $ 12.33		$ 74,512 .	2.05 % to 1.00%	1.60%	-2.00 % to -3.03%
.	.	.	.	.	..		.	.
Lifestyle Aggressive Portfolio Series I(*)	2019	149	18.85 to 18.46		2,787 .	1.75 to 1.40	1.63	25.24 to 24.80
.	2018	142	15.05 to 14.79		2,127 .	1.75 to 1.40	1.71	-10.12 to -10.44
.	2017	136	16.75 to 16.51		2,270 .	1.75 to 1.40	1.34	20.10 to 19.68
.	2016	206	13.94 to 13.80		2,852 .	1.75 to 1.40	2.49	8.03 to 7.65
.	2015	122	12.91 to 12.82		1,566 .	1.75 to 1.40	2.49	-2.92 to -3.26
.	.	.	.	.	..		.	.
Lifestyle Aggressive Portfolio Series II(*)	2019	352	19.08 to 18.07		6,475 .	1.90 to 1.00	1.41	25.52 to 24.40
.	2018	343	15.20 to 14.52		5,048 .	1.90 to 1.00	1.52	-9.96 to -10.77
.	2017	332	16.88 to 16.28		5,455 .	1.90 to 1.00	1.49	20.36 to 19.28
.	2016	325	14.03 to 13.65		4,472 .	1.90 to 1.00	1.57	8.26 to 7.29
.	2015	322	12.96 to 12.72		4,109 .	1.90 to 1.00	1.65	-2.73 to -3.60
.	.	.	.	.	..		.	.
Lifestyle Balanced Portfolio Series I(*)	2019	1,640	17.14 to 16.03		27,494 .	1.90 to 0.80	2.06	16.80 to 15.52
.	2018	1,518	14.68 to 13.88		21,831 .	1.90 to 0.80	2.32	-5.13 to -6.17
.	2017	1,482	15.47 to 14.79		22,597 .	1.90 to 0.80	2.67	11.42 to 10.21
.	2016	1,142	13.88 to 13.42		15,651 .	1.90 to 0.80	2.45	5.26 to 4.11
.	2015	1,039	13.19 to 12.89		13,587 .	1.90 to 0.80	2.64	-0.75 to -1.83
.	.	.	.	.	..		.	.
Lifestyle Balanced Portfolio Series II(*)	2019	31,282	17.40 to 15.69		553,245 .	2.05 to 0.35	1.76	17.15 to 15.18
.	2018	31,343	14.85 to 13.63		477,792 .	2.05 to 0.35	1.97	-4.96 to -6.57
.	2017	35,280	15.63 to 14.58		575,485 .	2.05 to 0.35	1.99	11.77 to 9.89
.	2016	36,267	13.98 to 13.27		536,198 .	2.05 to 0.35	2.13	5.52 to 3.74
.	2015	34,915	13.25 to 12.79		501,437 .	2.05 to 0.35	2.25	-0.57 to -2.25
.	.	.	.	.	..		.	.
Lifestyle Conservative Portfolio Series I(*)	2019	626	15.55 to 14.54		9,491 .	1.90 to 0.80	2.09	11.56 to 10.34
.	2018	632	13.94 to 13.18		8,598 .	1.90 to 0.80	2.50	-2.76 to -3.83
.	2017	574	14.33 to 13.71		8,059 .	1.90 to 0.80	3.22	6.11 to 4.95
.	2016	397	13.51 to 13.06		5,295 .	1.90 to 0.80	2.85	3.56 to 2.42
.	2015	360	13.04 to 12.79		4,648 .	1.75 to 0.80	3.26	-0.63 to -1.57
.	.	.	.	.	..		.	.
Lifestyle Conservative Portfolio Series II(*)	2019	7,165	15.78 to 14.23		110,661 .	2.05 to 0.35	2.01	11.83 to 9.95
.	2018	7,532	14.11 to 12.94		105,253 .	2.05 to 0.35	2.48	-2.51 to -4.16
.	2017	6,606	14.47 to 13.51		96,082 .	2.05 to 0.35	2.22	6.37 to 4.58
.	2016	7,345	13.61 to 12.91		101,444 .	2.05 to 0.35	2.35	3.81 to 2.06
.	2015	7,130	13.11 to 12.65		96,548 .	2.05 to 0.35	2.60	-0.38 to -2.06
.	.	.	.	.	..		.	.
Lifestyle Growth Portfolio Series I(*)	2019	11,476	18.26 to 17.08		207,532 .	1.90 to 0.80	1.79	20.49 to 19.17
.	2018	12,842	15.15 to 14.33		192,754 .	1.90 to 0.80	2.08	-6.87 to -7.89
.	2017	13,985	16.27 to 15.56		225,786 .	1.90 to 0.80	3.78	15.21 to 13.96
.	2016	5,512	14.12 to 13.65		77,271 .	1.90 to 0.80	3.92	6.38 to 5.21
.	2015	1,892	13.27 to 12.98		24,955 .	1.90 to 0.80	2.32	-0.91 to -2.00
.	.	.	.	.	..		.	.
Lifestyle Growth Portfolio Series II(*)	2019	266,955	18.54 to 16.72		4,925,106 .	2.05 to 0.35	1.57	20.78 to 18.74
.	2018	299,274	15.35 to 14.08		4,608,995 .	2.05 to 0.35	1.83	-6.64 to -8.22
.	2017	340,524	16.44 to 15.34		5,694,619 .	2.05 to 0.35	3.06	15.49 to 13.55
.	2016	157,663	14.23 to 13.51		2,337,397 .	2.05 to 0.35	2.54	6.64 to 4.85
.	2015	95,432	13.35 to 12.89		1,376,978 .	2.05 to 0.35	2.06	-0.60 to -2.27
.	.	.	.	.	..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	405	14.25 to 14.13		6,145 .	1.60 to 1.20	1.78	20.07 to 19.59
.	2018	474	11.87 to 11.81		5,968 .	1.60 to 1.20	2.15	-7.20 to -7.57
.	2017	509	12.79 to 12.78		6,909 .	1.60 to 1.20	10.66	2.33 to 2.26
.	.	.	.	.	..		.	.
Lifestyle Moderate Portfolio Series I(*)	2019	569	16.59 to 15.51		9,198 .	1.90 to 0.80	2.17	15.04 to 13.79
.	2018	548	14.42 to 13.63		7,725 .	1.90 to 0.80	2.65	-4.35 to -5.40
.	2017	518	15.07 to 14.41		7,686 .	1.90 to 0.80	2.39	9.55 to 8.36
.	2016	473	13.76 to 13.30		6,422 .	1.90 to 0.80	2.75	4.66 to 3.51
.	2015	367	13.15 to 12.85		4,780 .	1.90 to 0.80	2.87	-0.70 to -1.79
.	.	.	.	.	..		.	.
Lifestyle Moderate Portfolio Series II(*)	2019	9,979	16.85 to 15.20		170,456 .	2.05 to 0.35	1.80	15.31 to 13.37
.	2018	9,928	14.61 to 13.41		148,770 .	2.05 to 0.35	2.04	-4.11 to -5.74
.	2017	10,894	15.24 to 14.22		172,970 .	2.05 to 0.35	2.10	9.89 to 8.04
.	2016	11,299	13.87 to 13.16		165,570 .	2.05 to 0.35	2.16	4.91 to 3.14
.	2015	11,425	13.22 to 12.76		163,275 .	2.05 to 0.35	2.27	-0.45 to -2.13
.	.	.	.	.	..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	1,529	29.05 to 24.22		41,517 .	1.90 to 0.45	1.27	20.24 to 18.51
.	2018	1,784	24.16 to 20.43		40,513 .	1.90 to 0.45	1.88	-8.87 to -10.19
.	2017	2,163	26.51 to 22.75		54,573 .	1.90 to 0.45	1.65	22.27 to 20.52
.	2016	2,558	21.68 to 18.88		53,179 .	1.90 to 0.45	1.55	1.50 to 0.04
.	2015	2,986	21.36 to 18.87		61,877 .	1.90 to 0.45	1.82	-6.27 to -7.62
.	.	.	.	.	..		.	.
Managed Volatility Aggressive Portfolio Series II(*)	2019	2,564	30.01 to 19.68		66,468 .	2.05 to 1.00	1.10	19.43 to 18.18
.	2018	2,910	25.39 to 16.48		63,255 .	2.05 to 1.00	1.71	-9.53 to -10.48
.	2017	3,403	28.37 to 18.21		82,147 .	2.05 to 1.00	1.47	21.35 to 20.09
.	2016	4,068	23.62 to 15.01		81,402 .	2.05 to 1.00	1.36	0.65 to -0.40
.	2015	4,830	23.72 to 14.91		96,527 .	2.05 to 1.00	1.65	-6.99 to -7.96
.	.	.	.	.	..		.	.

74 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Balanced Portfolio Series I(*)	2019	15,262	$ 34.49 to $ 24.54	$ 380,724 .	1.90 % to 0.45%	1.92%	17.39 % to 15.70%
.	2018	17,257	29.38 to 21.21	370,157 .	1.90 to 0.45	2.19	-5.31 to -6.69
.	2017	19,485	31.03 to 22.72	446,882 .	1.90 to 0.45	2.12	13.62 to 11.99
.	2016	22,184	27.31 to 20.29	452,285 .	1.90 to 0.45	2.01	4.32 to 2.82
.	2015	25,247	26.18 to 19.73	499,014 .	1.90 to 0.45	2.28	-2.69 to -4.09
.	.	.	.	. ..		.	.
Managed Volatility Balanced Portfolio Series II(*)	2019	208,520	25.76 to 20.76	4,759,115 .	2.05 to 0.35	1.73	17.32 to 15.34
.	2018	239,171	22.34 to 17.69	4,704,815 .	2.05 to 0.35	2.01	-5.37 to -6.97
.	2017	272,743	24.01 to 18.70	5,741,379 .	2.05 to 0.35	1.94	13.43 to 11.52
.	2016	308,429	21.53 to 16.48	5,812,156 .	2.05 to 0.35	1.83	4.25 to 2.49
.	2015	345,536	21.01 to 15.81	6,388,484 .	2.05 to 0.35	2.10	-2.73 to -4.37
.	.	.	.	. ..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	3,915	34.57 to 22.27	93,727 .	1.90 to 0.45	2.30	12.87 to 11.25
.	2018	4,417	30.63 to 20.02	94,415 .	1.90 to 0.45	2.47	-2.62 to -4.03
.	2017	5,110	31.45 to 20.86	113,494 .	1.90 to 0.45	2.40	7.33 to 5.79
.	2016	5,842	29.30 to 19.71	122,691 .	1.90 to 0.45	2.33	4.11 to 2.61
.	2015	6,324	28.14 to 19.21	128,980 .	1.90 to 0.45	2.43	-0.40 to -1.84
.	.	.	.	. ..		.	.
Managed Volatility Conservative Portfolio Series II(*)	2019	42,135	20.09 to 16.54	845,498 .	2.10 to 0.35	2.11	12.78 to 10.82
.	2018	48,164	17.82 to 14.93	865,542 .	2.10 to 0.35	2.29	-2.74 to -4.43
.	2017	56,529	18.32 to 15.62	1,057,774 .	2.10 to 0.35	2.20	7.29 to 5.43
.	2016	65,943	17.07 to 14.81	1,177,865 .	2.10 to 0.35	2.11	3.95 to 2.15
.	2015	71,826	16.42 to 14.50	1,280,720 .	2.10 to 0.35	2.27	-0.50 to -2.23
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	16,744	31.92 to 24.20	398,918 .	1.90 to 0.45	1.70	19.02 to 17.31
.	2018	18,851	26.82 to 20.63	380,438 .	1.90 to 0.45	2.05	-6.97 to -8.31
.	2017	21,052	28.83 to 22.50	461,475 .	1.90 to 0.45	1.93	18.06 to 16.37
.	2016	23,895	24.42 to 19.33	448,830 .	1.90 to 0.45	1.80	2.87 to 1.39
.	2015	26,636	23.73 to 19.07	493,044 .	1.90 to 0.45	2.08	-4.96 to -6.33
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series II(*)	2019	296,881	20.80 to 20.60	6,896,471 .	2.10 to 0.35	1.48	18.90 to 16.84
.	2018	339,906	17.80 to 17.33	6,715,509 .	2.10 to 0.35	1.85	-7.03 to -8.65
.	2017	384,257	19.49 to 18.63	8,258,711 .	2.10 to 0.35	1.75	17.94 to 15.90
.	2016	429,283	16.82 to 15.80	7,922,154 .	2.10 to 0.35	1.61	2.78 to 1.00
.	2015	484,650	16.65 to 15.37	8,822,906 .	2.10 to 0.35	1.89	-5.15 to -6.79
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series NAV(*)	2019	20	23.22 to 23.22	459 .	1.20 to 1.20	1.83	18.25 to 18.25
.	2018	21	19.64 to 19.64	408 .	1.20 to 1.20	2.20	-7.68 to -7.68
.	2017	22	21.27 to 21.27	463 .	1.20 to 1.20	2.08	17.30 to 17.30
.	2016	23	18.14 to 18.14	415 .	1.20 to 1.20	1.68	2.15 to 2.15
.	2015	36	17.75 to 17.75	648 .	1.20 to 1.20	2.25	-5.69 to -5.69
.	.	.	.	. ..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	5,472	35.91 to 24.28	141,680 .	1.90 to 0.45	2.04	16.20 to 14.52
.	2018	6,227	30.90 to 21.20	140,002 .	1.90 to 0.45	2.30	-4.42 to -5.80
.	2017	7,152	32.33 to 22.51	170,589 .	1.90 to 0.45	2.23	11.38 to 9.78
.	2016	8,026	29.03 to 20.50	173,313 .	1.90 to 0.45	2.08	4.82 to 3.31
.	2015	8,859	27.69 to 19.84	185,318 .	1.90 to 0.45	2.38	-1.36 to -2.78
.	.	.	.	. ..		.	.
Managed Volatility Moderate Portfolio Series II(*)	2019	67,001	23.84 to 21.53	1,476,853 .	2.05 to 0.35	1.85	16.02 to 14.06
.	2018	77,232	20.90 to 18.56	1,481,941 .	2.05 to 0.35	2.14	-4.46 to -6.08
.	2017	88,427	22.25 to 19.42	1,798,772 .	2.05 to 0.35	2.04	11.26 to 9.39
.	2016	100,351	20.34 to 17.46	1,869,034 .	2.05 to 0.35	1.89	4.75 to 2.99
.	2015	110,160	19.75 to 16.67	2,024,903 .	2.05 to 0.35	2.18	-1.47 to -3.13
.	.	.	.	. ..		.	.
Mid Cap Index Trust Series I(*)	2019	1,882	58.04 to 42.11	83,184 .	1.90 to 0.45	1.12	25.02 to 23.22
.	2018	2,156	46.42 to 34.17	76,810 .	1.90 to 0.45	1.08	-11.86 to -13.13
.	2017	2,410	52.67 to 39.34	98,702 .	1.90 to 0.45	0.70	15.29 to 13.64
.	2016	833	45.68 to 34.62	31,408 .	1.90 to 0.45	1.19	19.57 to 17.85
.	2015	906	38.20 to 29.37	28,899 .	1.90 to 0.45	0.99	-3.03 to -4.43
.	.	.	.	. ..		.	.
Mid Cap Index Trust Series II(*)	2019	1,468	46.80 to 25.67	60,114 .	2.05 to 1.00	0.91	24.19 to 22.89
.	2018	1,720	41.05 to 38.08	57,031 .	2.05 to 0.45	0.87	-12.06 to -13.46
.	2017	2,048	46.68 to 44.01	78,243 .	2.05 to 0.45	0.29	14.99 to 13.17
.	2016	1,726	40.59 to 38.89	58,289 .	2.05 to 0.45	0.99	19.38 to 17.49
.	2015	1,870	34.00 to 33.10	53,499 .	2.05 to 0.45	0.79	-3.24 to -4.77
.	.	.	.	. ..		.	.
Mid Cap Stock Trust Series I(*)	2019	3,150	56.57 to 49.16	131,034 .	1.90 to 0.45	0.00	33.92 to 31.99
.	2018	3,593	42.24 to 37.25	112,151 .	1.90 to 0.45	0.00	-2.00 to -3.42
.	2017	4,140	43.10 to 38.57	133,041 .	1.90 to 0.45	0.00	27.96 to 26.13
.	2016	4,809	33.68 to 30.58	121,359 .	1.90 to 0.45	0.00	0.14 to -1.30
.	2015	5,402	33.64 to 30.98	137,975 .	1.90 to 0.45	0.00	2.53 to 1.06
.	.	.	.	. ..		.	.
Mid Cap Stock Trust Series II(*)	2019	1,492	54.99 to 30.69	74,431 .	2.05 to 1.00	0.00	32.91 to 31.53
.	2018	1,679	41.81 to 23.09	63,587 .	2.05 to 1.00	0.00	-2.69 to -3.72
.	2017	1,857	43.43 to 23.73	72,596 .	2.05 to 1.00	0.00	26.99 to 25.67
.	2016	2,116	34.56 to 18.69	65,594 .	2.05 to 1.00	0.00	-0.59 to -1.63
.	2015	2,503	35.13 to 18.80	78,719 .	2.05 to 1.00	0.00	1.73 to 0.66
.	.	.	.	. ..		.	.

75 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Mid Value Trust Series I(*)	2019	1,198	$ 42.42 to $ 33.40		$ 43,106 .	1.90 % to 0.80%	1.10%	18.58 % to 17.29%
.	2018	1,332	35.77 to 28.47		40,685 .	1.90 to 0.80	0.75	-11.56 to -12.53
.	2017	1,541	40.44 to 32.55		53,462 .	1.90 to 0.80	0.96	10.55 to 9.34
.	2016	1,772	36.58 to 29.77		55,945 .	1.90 to 0.80	1.13	23.03 to 21.69
.	2015	1,952	29.73 to 24.46		50,465 .	1.90 to 0.80	1.07	-4.20 to -5.25
.	.	.	.	.	..		.	.
Mid Value Trust Series II(*)	2019	1,272	31.97 to 15.44		43,146 .	2.05 to 1.00	0.88	17.97 to 16.74
.	2018	1,448	27.39 to 13.09		41,931 .	2.05 to 1.00	0.56	-11.82 to -12.74
.	2017	1,623	31.39 to 14.84		53,486 .	2.05 to 1.00	0.75	10.10 to 8.96
.	2016	1,917	28.81 to 13.48		58,010 .	2.05 to 1.00	0.94	21.26 to 7.83
.	2015	2,069	25.46 to 23.76		51,504 .	2.05 to 1.40	0.84	-4.98 to -5.60
.	.	.	.	.	..		.	.
Money Market Trust Series I(*)	2019	1,613	16.31 to 10.88		23,529 .	1.90 to 0.45	1.93	1.48 to 0.02
.	2018	1,993	16.08 to 10.88		28,845 .	1.90 to 0.45	1.52	1.09 to -0.38
.	2017	2,435	15.90 to 10.92		34,960 .	1.90 to 0.45	0.58	0.14 to -1.30
.	2016	3,042	15.88 to 11.06		43,632 .	1.90 to 0.45	0.07	-0.38 to -1.81
.	2015	3,751	15.94 to 11.26		55,030 .	1.90 to 0.45	0.00	-0.45 to -1.88
.	.	.	.	.	..		.	.
Money Market Trust Series II(*)	2019	9,750	12.53 to 10.51		111,046 .	2.05 to 0.35	1.73	1.38 to -0.33
.	2018	11,460	12.36 to 10.54		130,219 .	2.05 to 0.35	1.31	0.98 to -0.73
.	2017	14,059	12.24 to 10.62		160,059 .	2.05 to 0.35	0.38	0.04 to -1.64
.	2016	17,027	12.24 to 10.80		195,792 .	2.05 to 0.35	0.00	-0.35 to -2.03
.	2015	20,096	12.28 to 11.02		234,593 .	2.05 to 0.35	0.00	-0.35 to -2.03
.	.	.	.	.	..		.	.
Money-Market Trust Series NAV(*)	2019	376	12.39 to 12.10		4,645 .	2.05 to 1.40	1.97	0.57 to -0.08
.	2018	406	12.32 to 12.11		4,998 .	2.05 to 1.40	1.57	0.17 to -0.48
.	2017	503	12.30 to 12.17		6,185 .	2.05 to 1.40	0.63	-0.75 to -1.40
.	2016	612	12.40 to 12.34		7,595 .	2.05 to 1.40	0.15	-0.83 to -1.26
.	.	.	.	.	..		.	.
Mutual Shares Trust Series I(*)	2019	6,758	22.90 to 20.95		152,713 .	1.55 to 0.80	1.94	22.14 to 21.23
.	2018	7,754	18.75 to 17.28		143,606 .	1.55 to 0.80	1.30	-9.69 to -10.37
.	2017	8,335	20.76 to 19.28		171,128 .	1.55 to 0.80	5.64	7.46 to 6.66
.	2016	8,991	19.32 to 18.08		171,995 .	1.55 to 0.80	6.47	15.78 to 14.91
.	2015	10,364	16.69 to 15.73		171,427 .	1.55 to 0.80	2.03	-5.44 to -6.15
.	.	.	.	.	..		.	.
PIMCO All Asset	2019	367	25.34 to 19.72		7,849 .	2.05 to 0.45	2.57	10.94 to 9.18
.	2018	412	22.84 to 18.06		8,030 .	2.05 to 0.45	2.70	-6.02 to -7.52
.	2017	569	24.30 to 19.53		11,929 .	2.05 to 0.45	4.21	12.68 to 10.90
.	2016	665	21.57 to 17.61		12,494 .	2.05 to 0.45	2.18	12.08 to 10.30
.	2015	819	19.24 to 15.97		13,886 .	2.05 to 0.45	2.75	-9.72 to -11.16
.	.	.	.	.	..		.	.
Real Estate Securities Trust Series I(*)	2019	476	69.14 to 54.22		30,587 .	1.90 to 0.45	2.08	28.82 to 26.97
.	2018	535	53.67 to 42.70		26,940 .	1.90 to 0.45	1.64	-3.90 to -5.29
.	2017	637	55.85 to 45.09		33,691 .	1.90 to 0.45	0.50	5.76 to 4.24
.	2016	753	52.80 to 43.25		37,894 .	1.90 to 0.45	3.29	6.44 to 4.91
.	2015	837	49.61 to 41.23		40,017 .	1.90 to 0.45	1.78	2.21 to 0.74
.	.	.	.	.	..		.	.
Real Estate Securities Trust Series II(*)	2019	730	64.10 to 47.21		34,624 .	2.05 to 0.45	1.91	28.50 to 26.47
.	2018	804	49.88 to 37.33		30,200 .	2.05 to 0.45	1.62	-4.08 to -5.61
.	2017	967	52.00 to 39.55		38,440 .	2.05 to 0.45	0.35	5.58 to 3.91
.	2016	1,160	49.25 to 38.06		43,998 .	2.05 to 0.45	3.06	6.21 to 4.53
.	2015	1,294	46.37 to 36.41		46,932 .	2.05 to 0.45	1.58	2.00 to 0.39
.	.	.	.	.	..		.	.
Science & Technology Trust Series I(*)	2019	2,201	52.73 to 35.66		101,864 .	1.90 to 0.45	0.12	37.44 to 35.46
.	2018	2,511	38.37 to 26.33		85,293 .	1.90 to 0.45	0.00	-1.06 to -2.49
.	2017	2,859	38.78 to 27.00		98,953 .	1.90 to 0.45	0.05	40.50 to 38.48
.	2016	3,224	27.60 to 19.50		79,957 .	1.90 to 0.45	0.00	7.90 to 6.35
.	2015	3,699	25.58 to 18.33		85,966 .	1.90 to 0.45	0.00	6.21 to 4.68
.	.	.	.	.	..		.	.
Science & Technology Trust Series II(*)	2019	929	61.75 to 42.48		49,722 .	2.05 to 1.00	0.00	36.37 to 34.95
.	2018	1,081	45.76 to 31.15		42,537 .	2.05 to 1.00	0.00	-1.78 to -2.81
.	2017	1,105	47.08 to 31.72		44,570 .	2.05 to 1.00	0.00	39.42 to 37.97
.	2016	1,227	34.12 to 22.75		35,527 .	2.05 to 1.00	0.00	7.08 to 5.96
.	2015	1,410	32.20 to 21.25		38,509 .	2.05 to 1.00	0.00	5.43 to 4.33
.	.	.	.	.	..		.	.
Select Bond Trust Series I(*)	2019	11,230	15.17 to 14.27		168,847 .	1.55 to 0.80	2.57	8.08 to 7.27
.	2018	11,695	14.04 to 13.30		162,858 .	1.55 to 0.80	2.75	-1.23 to -1.97
.	2017	13,425	14.21 to 13.57		189,486 .	1.55 to 0.80	2.73	2.85 to 2.08
.	2016	13,920	13.82 to 13.29		191,260 .	1.55 to 0.80	2.86	2.24 to 1.48
.	2015	14,570	13.52 to 13.10		196,023 .	1.55 to 0.80	2.77	-0.55 to -1.30
.	.	.	.	.	..		.	.
Select Bond Trust Series II(*)	2019	26,549	13.85 to 13.48		369,066 .	2.05 to 0.80	2.33	7.86 to 6.52
.	2018	35,086	12.84 to 12.65		455,780 .	2.05 to 0.80	2.59	-1.43 to -2.66
.	2017	32,360	13.03 to 13.00		428,602 .	2.05 to 0.80	2.54	2.64 to 1.37
.	2016	34,035	12.82 to 12.69		442,267 .	2.05 to 0.80	2.61	2.03 to 0.77
.	2015	34,819	12.73 to 12.44		446,363 .	2.05 to 0.80	2.65	-0.75 to -1.99
.	.	.	.	.	..		.	.
Short Term Government Income Trust Series I(*)	2019	1,869	13.49 to 11.73		23,038 .	1.90 to 0.45	1.64	2.92 to 1.44

76 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Short Term Government Income Trust Series I(*)	2018	2,049	$ 13.11 to $ 11.56	$ 24,777 .	1.90 % to 0.45%	2.07%	0.38 % to -1.07%
.	2017	2,229	13.06 to 11.68	27,106 .	1.90 to 0.45	1.39	0.12 to -1.32
.	2016	2,450	13.04 to 11.84	30,066 .	1.90 to 0.45	1.54	0.12 to -1.32
.	2015	2,697	13.03 to 12.00	33,354 .	1.90 to 0.45	1.70	0.19 to -1.25
.	.	.	.	. ..	.		.
Short Term Government Income Trust Series II(*)	2019	1,683	12.20 to 11.34	19,947 .	2.05 to 1.00	1.43	2.15 to 1.09
.	2018	1,871	11.95 to 11.21	21,847 .	2.05 to 1.00	1.78	-0.37 to -1.42
.	2017	1,988	11.99 to 11.38	23,433 .	2.05 to 1.00	1.14	-0.63 to -1.66
.	2016	2,420	12.07 to 11.57	28,883 .	2.05 to 1.00	1.39	-0.55 to -1.59
.	2015	2,504	12.13 to 11.75	30,243 .	2.05 to 1.00	1.56	-0.64 to -1.68
.	.	.	.	. ..	.		.
Small Cap Index Trust Series I(*)	2019	334	36.12 to 35.33	11,902 .	1.90 to 1.40	0.97	23.31 to 22.69
.	2018	394	29.29 to 28.79	11,426 .	1.90 to 1.40	0.94	-12.66 to -13.10
.	2017	419	33.54 to 33.14	13,903 .	1.90 to 1.40	0.43	12.80 to 12.24
.	2016	468	29.73 to 29.52	13,815 .	1.90 to 1.40	1.15	19.29 to 18.70
.	2015	478	24.92 to 24.87	11,851 .	1.90 to 1.40	0.97	-5.90 to -6.37
.	.	.	.	. ..	.		.
Small Cap Index Trust Series II(*)	2019	824	43.64 to 40.78	29,572 .	2.05 to 0.45	0.77	24.22 to 22.24
.	2018	939	35.13 to 33.36	27,410 .	2.05 to 0.45	0.71	-11.95 to -13.36
.	2017	1,077	39.90 to 38.50	36,107 .	2.05 to 0.45	0.24	13.67 to 11.87
.	2016	1,276	35.10 to 34.42	38,444 .	2.05 to 0.45	0.95	20.16 to 18.26
.	2015	1,360	29.21 to 29.10	34,539 .	2.05 to 0.45	0.77	-5.22 to -6.73
.	.	.	.	. ..	.		.
Small Cap Opportunities Trust Series I(*)	2019	765	49.64 to 38.98	31,997 .	1.90 to 0.45	0.39	24.97 to 23.17
.	2018	875	39.72 to 31.65	29,574 .	1.90 to 0.45	0.41	-14.23 to -15.48
.	2017	975	46.32 to 37.44	38,837 .	1.90 to 0.45	0.41	10.58 to 8.99
.	2016	1,113	41.89 to 34.36	40,503 .	1.90 to 0.45	0.46	18.93 to 17.22
.	2015	1,308	35.22 to 29.31	40,448 .	1.90 to 0.45	0.07	-5.59 to -6.95
.	.	.	.	. ..	.		.
Small Cap Opportunities Trust Series II(*)	2019	657	36.92 to 23.13	25,692 .	2.05 to 1.00	0.17	24.01 to 22.71
.	2018	754	30.08 to 18.65	23,803 .	2.05 to 1.00	0.23	-14.88 to -15.78
.	2017	854	35.72 to 21.91	31,838 .	2.05 to 1.00	0.23	9.76 to 8.62
.	2016	941	32.88 to 19.96	32,081 .	2.05 to 1.00	0.26	18.06 to 16.83
.	2015	1,126	28.15 to 16.91	32,505 .	2.05 to 1.00	0.00	-6.28 to -7.26
.	.	.	.	. ..	.		.
Small Cap Stock Trust Series I(*)	2019	26	32.36 to 29.60	825 .	1.55 to 0.80	0.00	36.92 to 35.90
.	2018	27	23.64 to 21.78	637 .	1.55 to 0.80	0.00	-5.95 to -6.66
.	2017	29	25.13 to 23.34	718 .	1.55 to 0.80	0.00	25.46 to 24.53
.	2016	36	20.03 to 18.74	712 .	1.55 to 0.80	0.00	1.48 to 0.72
.	2015	31	19.74 to 18.61	616 .	1.55 to 0.80	0.00	-9.58 to -10.26
.	.	.	.	. ..	.		.
Small Cap Stock Trust Series II(*)	2019	791	48.37 to 38.25	31,805 .	2.05 to 0.45	0.00	37.13 to 34.95
.	2018	866	35.28 to 28.34	25,610 .	2.05 to 0.45	0.00	-5.87 to -7.37
.	2017	887	37.48 to 30.60	28,001 .	2.05 to 0.45	0.00	25.71 to 23.72
.	2016	999	29.81 to 24.73	25,360 .	2.05 to 0.45	0.00	1.68 to 0.07
.	2015	1,168	29.32 to 24.72	29,370 .	2.05 to 0.45	0.00	-9.46 to -10.90
.	.	.	.	. ..	.		.
Small Cap Value Trust Series I(*)	2019	22	33.72 to 30.84	739 .	1.55 to 0.80	0.59	25.51 to 24.58
.	2018	23	26.86 to 24.76	617 .	1.55 to 0.80	0.68	-13.20 to -13.85
.	2017	24	30.95 to 28.74	727 .	1.55 to 0.80	0.93	2.91 to 2.14
.	2016	26	30.08 to 28.14	761 .	1.55 to 0.80	0.70	21.69 to 20.79
.	2015	29	24.71 to 23.29	699 .	1.55 to 0.80	0.46	-2.14 to -2.88
.	.	.	.	. ..	.		.
Small Cap Value Trust Series II(*)	2019	727	33.39 to 23.53	24,815 .	2.05 to 1.00	0.38	25.08 to 23.77
.	2018	825	26.98 to 18.82	22,710 .	2.05 to 1.00	0.45	-13.53 to -14.44
.	2017	1,004	31.53 to 21.76	32,188 .	2.05 to 1.00	0.72	2.47 to 1.40
.	2016	1,187	31.10 to 21.24	37,335 .	2.05 to 1.00	0.49	21.23 to 19.97
.	2015	1,254	25.92 to 17.52	32,752 .	2.05 to 1.00	0.24	-2.55 to -3.57
.	.	.	.	. ..	.		.
Small Company Value Trust Series I(*)	2019	765	50.94 to 44.91	38,287 .	1.90 to 1.40	0.85	23.78 to 23.16
.	2018	840	41.15 to 36.46	34,015 .	1.90 to 1.40	0.36	-14.16 to -14.59
.	2017	969	47.94 to 42.69	45,720 .	1.90 to 1.40	0.23	9.95 to 9.40
.	2016	1,134	43.61 to 39.02	48,702 .	1.90 to 1.40	0.77	30.48 to 29.83
.	2015	1,276	33.42 to 30.06	42,043 .	1.90 to 1.40	1.30	-6.91 to -7.38
.	.	.	.	. ..	.		.
Small Company Value Trust Series II(*)	2019	973	42.49 to 23.84	38,190 .	2.05 to 1.00	0.66	23.97 to 22.68
.	2018	1,082	34.63 to 19.23	34,596 .	2.05 to 1.00	0.17	-13.96 to -14.87
.	2017	1,224	40.68 to 22.35	45,916 .	2.05 to 1.00	0.21	10.15 to 9.01
.	2016	1,433	37.32 to 20.29	49,189 .	2.05 to 1.00	0.58	30.73 to 29.37
.	2015	1,591	28.85 to 15.52	41,844 .	2.05 to 1.00	0.94	-6.73 to -7.70
.	.	.	.	. ..	.		.
Strategic Income Opportunities Trust Series I(*)	2019	1,168	28.10 to 22.39	28,057 .	1.90 to 0.45	2.71	10.41 to 8.82
.	2018	1,319	25.45 to 20.58	28,929 .	1.90 to 0.45	3.60	-5.46 to -6.83
.	2017	1,590	26.92 to 22.08	37,169 .	1.90 to 0.45	3.10	5.12 to 3.61
.	2016	1,725	25.61 to 21.32	38,766 .	1.90 to 0.45	2.35	4.65 to 3.14
.	2015	1,924	24.47 to 20.67	41,768 .	1.90 to 0.45	2.38	0.76 to -0.69
.	.	.	.	. ..	.		.
Strategic Income Opportunities Trust Series II(*)	2019	1,383	21.48 to 14.97	30,786 .	2.05 to 1.00	2.50	9.65 to 8.50

77 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Strategic Income Opportunities Trust Series II(*)	2018	1,489	$ 19.80 to $ 13.65		$ 30,584 .	2.05 % to 1.00%	3.43%	-6.23 % to -7.22%
.	2017	1,748	21.34 to 14.56		38,635 .	2.05 to 1.00	2.91	4.32 to 3.24
.	2016	1,846	20.67 to 13.96		39,250 .	2.05 to 1.00	2.14	3.94 to 2.85
.	2015	2,111	20.09 to 13.43		43,541 .	2.05 to 1.00	2.20	0.01 to -1.04
.	.	.	.	.	..		.	.
Total Bond Market Series Trust NAV(*)	2019	6,564	14.00 to 13.26		91,184 .	1.55 to 0.80	2.30	7.44 to 6.63
.	2018	6,904	13.03 to 12.44		89,339 .	1.55 to 0.80	2.67	-1.04 to -1.79
.	2017	8,001	13.17 to 12.67		104,753 .	1.55 to 0.80	2.81	2.52 to 1.75
.	2016	8,492	12.84 to 12.45		108,577 .	1.55 to 0.80	2.63	1.63 to 0.87
.	2015	8,801	12.64 to 12.34		110,833 .	1.55 to 0.80	2.65	-0.50 to -1.24
.	.	.	.	.	..		.	.
Total Bond Market Trust Series II(*)	2019	4,043	14.10 to 12.53		52,973 .	2.10 to 0.45	2.12	7.54 to 5.78
.	2018	4,408	13.11 to 11.84		54,255 .	2.10 to 0.45	2.34	-0.94 to -2.57
.	2017	4,595	12.82 to 12.16		57,667 .	2.10 to 1.00	2.50	2.06 to 0.94
.	2016	5,640	12.56 to 12.04		69,701 .	2.10 to 1.00	2.39	1.17 to 0.06
.	2015	5,155	12.42 to 12.05		63,180 .	2.05 to 1.00	2.65	-0.94 to -1.98
.	.	.	.	.	..		.	.
Total Stock Market Index Trust Series I(*)	2019	1,486	36.07 to 33.26		44,393 .	1.90 to 0.45	1.54	29.05 to 27.19
.	2018	1,668	27.95 to 26.15		39,008 .	1.90 to 0.45	1.15	-6.13 to -7.49
.	2017	1,892	29.78 to 28.26		47,614 .	1.90 to 0.45	1.72	20.05 to 18.33
.	2016	501	23.89 to 21.17		10,728 .	1.90 to 1.40	1.43	10.82 to 10.27
.	2015	550	21.66 to 19.10		10,649 .	1.90 to 1.40	1.10	-2.02 to -2.51
.	.	.	.	.	..		.	.
Total Stock Market Index Trust Series II(*)	2019	967	40.76 to 18.71		36,134 .	2.05 to 1.00	1.35	28.12 to 26.78
.	2018	1,098	32.15 to 14.61		32,265 .	2.05 to 1.00	0.95	-6.86 to -7.84
.	2017	1,220	34.89 to 15.68		38,772 .	2.05 to 1.00	1.19	19.13 to 17.89
.	2016	1,153	29.59 to 13.16		31,020 .	2.05 to 1.00	1.25	9.88 to 5.30
.	2015	1,236	26.93 to 25.22		30,186 .	2.05 to 1.40	1.09	-2.21 to -2.85
.	.	.	.	.	..		.	.
Ultra Short Term Bond Trust Series I(*)	2019	775	12.35 to 11.51		9,489 .	1.55 to 0.80	1.63	2.29 to 1.53
.	2018	860	12.07 to 11.34		10,300 .	1.55 to 0.80	2.06	0.59 to -0.17
.	2017	728	12.00 to 11.35		8,671 .	1.55 to 0.80	1.65	-0.14 to -0.89
.	2016	906	12.02 to 11.46		10,817 .	1.55 to 0.80	1.65	-0.28 to -1.02
.	2015	771	12.05 to 11.57		9,255 .	1.55 to 0.80	1.36	-0.83 to -1.57
.	.	.	.	.	..		.	.
Ultra Short Term Bond Trust Series II(*)	2019	18,954	12.63 to 10.71		216,056 .	2.10 to 0.35	1.78	2.55 to 0.78
.	2018	15,671	12.31 to 10.63		176,623 .	2.10 to 0.35	1.53	0.84 to -0.92
.	2017	16,588	12.21 to 10.73		187,373 .	2.10 to 0.35	1.34	0.11 to -1.62
.	2016	21,661	12.20 to 10.90		246,916 .	2.10 to 0.35	1.36	-0.03 to -1.76
.	2015	19,420	12.20 to 11.10		223,573 .	2.10 to 0.35	1.26	-0.50 to -2.23
.	.	.	.	.	..		.	.
Value Opportunities	2019	33	148.61 to 41.87		2,961 .	1.80 to 1.40	1.54	26.98 to 26.47
.	2018	40	117.04 to 33.11		2,680 .	1.80 to 1.40	1.11	-7.84 to -8.21
.	2017	42	126.98 to 36.07		3,120 .	1.80 to 1.40	0.71	12.27 to 11.83
.	2016	53	113.10 to 32.25		3,310 .	1.80 to 1.40	0.10	21.74 to 21.25
.	2015	63	92.91 to 26.60		3,114 .	1.80 to 1.40	0.09	-8.06 to -8.43

78 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

79 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

80 of 80

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]
(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.) [FILED HEREWITH]
(b)	Exhibits
(1)	(i)	Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to this registration statement, file number 333-71074, filed January 2, 2002 (the “Pre-Effective Amendment”)
(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.
(3)	(i)	Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(4)	(i)	(A)	Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (VIS25)—Previously filed as Exhibit (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4, file no. 33-77878, filed February 26, 1998.
(B)	Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (VV)—Previously filed as Exhibit (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4, file no. 33-77878, filed February 26, 1998.
(C)	Specimen Flexible Purchase Payment Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (Vision 2007) Previously filed as Exhibit (b)(4)(i)(C) to post-effective amendment no. 13 to registration statement on Form N-4, file no. 33-77878, filed February 12, 2007.
(ii)	Specimen Fixed Account Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (END.007.98)—Previously filed as Exhibit (b)(4)(ii) to post-effective amendment no. 4 to registration statement on Form N-4, file no. 33-77878, filed February 26, 1998.
(iii)	Specimen Individual Retirement Annuity Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (ENDORSEMENT.001)—Previously filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to registration statement on Form N-4, file no. 33-77878, filed February 26, 1998.
(iv)	Specimen ERISA Tax-Sheltered Annuity Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (END.002.97)—Previously filed as Exhibit (b)(4)(iv) to post-effective amendment no. 4 to registration statement on Form N-4, file no. 33-77878, filed February 26, 1998.
(v)	Specimen Tax-Sheltered Annuity Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (END.003.97)—Previously filed as Exhibit (b)(4)(v) to post-effective amendment no. 4 to registration on Form N-4, file no. 33-77878, filed February 26, 1998.
(vi)	Specimen Qualified Plan Endorsement Section 401 Plans to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (END.004.97)—Previously filed as Exhibit (b)(4)(vi) to post-effective amendment no. 4 to registration statement on Form N-4, file no. 33-77878, filed February 26, 1998.
(vii)	Roth Individual Retirement Annuity Endorsement—Incorporated by reference to Exhibit (b)(4)(ii)(F) to registration statement on Form N-4, file number 33-76162, filed March 1, 1999.

(viii)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(ix)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(x)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(xi)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(xii)	Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(xiii)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(xiv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(xv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(xvi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(xvii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(xviii)	Form of Specimen Principal Plus for Life Rider Series Endorsement Terminating the Principal Plus for Life Rider and All In Force Guaranteed Minimum Death Benefits Provided Under Such Rider (END.PPFL OFFER 0719), incorporated by reference to Exhibit [specific to the 333-70728 Part C] to Post-Effective Amendment No. 50 to Registration Statement, File No. 333-70728, filed on April 24, 2020.
(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.
(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.
(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture Vision (APPVIS0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-71074, filed on June 13, 2008.
(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(ii)	Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984— Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.
(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed April 2007.
(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1, 2007.
(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(7)	(i)	Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997—Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.
(ii)	Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997—Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.
(iii)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(iv)	Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995— Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.
(v)	Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000.—Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.
i	Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the “Post-Effective Amendment No. 1”).
ii	Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post-Effective Amendment No. 1.
iii	Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post-Effective Amendment No. 1.
(vi)	Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.
(vii)	Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post-Effective Amendment No. 1.
(viii)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(ix)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective

Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:
(i)	(A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)	(A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(D)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.
(E)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.
(F)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.
(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.
(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.
(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.
(14)	Financial Data Schedule—NOT APPLICABLE.
(15)	(a)	Powers of Attorney for John D. DesPrez, III., Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race, Jr., Rex Schlaybaugh, Jr., and John G. Vrysen.—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 21 to this Registration Statement, File No. 333-71074, filed on May 3, 2010.
(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333-71074, filed August 2, 2010.
(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15) to this Registration Statement, filed on May 2, 2011.
(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(d) to Post-Effective Amendment No. 26 to this Registration Statement, File No. 333-71074, filed on April 30, 2012.
(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(e) to Post-Effective Amendment No. 28 to this Registration Statement, File No. 333-71074, filed on April 26, 2013.
(f)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(f) to Post-Effective Amendment No. 30 to this Registration Statement, File No. 333-71074, filed on April 28, 2014.
(g)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(g) to Post-Effective Amendment No. 33 to this Registration Statement, File No. 333-71074, filed on April 28, 2017.
(h)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(h) to Post-Effective Amendment No. 34 to this Registration Statement, File No. 333-71074, filed on April 27, 2018.
(i)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(i) to Post-Effective Amendment No. 35 to this Registration Statement, File No. 333-71074, filed on April 26, 2019.
(j)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(k)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(l)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
Item 25. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company (U.S.A.) Effective as of March 25, 2020
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director

Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Shamus Weiland*	Chief Information Officer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Paul Boyne**
Jon Bourgault**	Senior Counsel
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*

Name and Principal Business Address	Position with Depositor
Ken K. Cha*
Diana Chan***	Treasury Operations
Brian Collins*
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Erik Gustafson**
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds
Hung Ko***	Treasury
Diane R. Landers**
Michael Landolfi**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Kevin McGuire*
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**

Name and Principal Business Address	Position with Depositor
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Todd Renneker**
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ronald J. Rovner*
Devon Russell*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Dolores (Dee Dee) Schreitmueller*
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2019, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
BIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.) Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.
As of March 31, 2020, there were 2,329 qualified and 3,086 non-qualified contracts of the series offered hereby outstanding.
Item 28. Indemnification.
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters.
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 30. Location of Accounts and Records.
All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.
Item 31. Management Services.
None.
Item 32. Undertakings.
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.
(c) Undertakings Pursuant to Item 32 of Form N-4
(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and
(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 24th day of April, 2020.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 24th day of April, 2020.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX
Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm